UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end:      December 31

Date of reporting period:    January 1, 2023 - December 31, 2023

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows

12.31.2023

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-1223x1224

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	36
SERIES F (FLOATING RATE STRATEGIES SERIES)	58
SERIES J (STYLEPLUS—MID GROWTH SERIES)	73
SERIES N (MANAGED ASSET ALLOCATION SERIES)	83
SERIES O (ALL CAP VALUE SERIES)	92
SERIES P (HIGH YIELD SERIES)	102
SERIES Q (SMALL CAP VALUE SERIES)	117
SERIES V (SMID CAP VALUE SERIES)	127
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	137
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	147
SERIES Z (ALPHA OPPORTUNITY SERIES)	156
NOTES TO FINANCIAL STATEMENTS	174
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	198
OTHER INFORMATION	199
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	201
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	207

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“SI”, “GPIM”, or the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2023

in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2023

transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World (Net) Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index measures of the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.97%	8.53%	$ 1,000.00	$ 1,085.30	$ 5.10
Series B (Large Cap Value Series)	0.77%	4.67%	1,000.00	1,046.70	3.97
Series D (World Equity Income Series)	0.87%	6.51%	1,000.00	1,065.10	4.53
Series E (Total Return Bond Series)	1.08%	3.83%	1,000.00	1,038.30	5.55
Series F (Floating Rate Strategies Series)	1.16%	5.20%	1,000.00	1,052.00	6.00
Series J (StylePlus—Mid Growth Series)	1.03%	8.69%	1,000.00	1,086.90	5.42
Series N (Managed Asset Allocation Series)	0.97%	5.39%	1,000.00	1,053.90	5.02
Series O (All Cap Value Series)	0.85%	4.53%	1,000.00	1,045.30	4.38
Series P (High Yield Series)	1.08%	7.18%	1,000.00	1,071.80	5.64
Series Q (Small Cap Value Series)	1.11%	8.69%	1,000.00	1,086.90	5.84
Series V (SMid Cap Value Series)	0.88%	5.76%	1,000.00	1,057.60	4.56
Series X (StylePlus—Small Growth Series)	1.11%	6.17%	1,000.00	1,061.70	5.77
Series Y (StylePlus—Large Growth Series)	1.04%	10.20%	1,000.00	1,102.00	5.51
Series Z (Alpha Opportunity Series)	1.98%	3.43%	1,000.00	1,034.30	10.15

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.97%	5.00%	$ 1,000.00	$ 1,020.32	$ 4.94
Series B (Large Cap Value Series)	0.77%	5.00%	1,000.00	1,021.32	3.92
Series D (World Equity Income Series)	0.87%	5.00%	1,000.00	1,020.82	4.43
Series E (Total Return Bond Series)	1.08%	5.00%	1,000.00	1,019.76	5.50
Series F (Floating Rate Strategies Series)	1.16%	5.00%	1,000.00	1,019.36	5.90
Series J (StylePlus—Mid Growth Series)	1.03%	5.00%	1,000.00	1,020.01	5.24
Series N (Managed Asset Allocation Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series O (All Cap Value Series)	0.85%	5.00%	1,000.00	1,020.92	4.33
Series P (High Yield Series)	1.08%	5.00%	1,000.00	1,019.76	5.50
Series Q (Small Cap Value Series)	1.11%	5.00%	1,000.00	1,019.61	5.65
Series V (SMid Cap Value Series)	0.88%	5.00%	1,000.00	1,020.77	4.48
Series X (StylePlus—Small Growth Series)	1.11%	5.00%	1,000.00	1,019.61	5.65
Series Y (StylePlus—Large Growth Series)	1.04%	5.00%	1,000.00	1,019.96	5.30
Series Z (Alpha Opportunity Series)	1.98%	5.00%	1,000.00	1,015.22	10.06

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/23
Series A (StylePlus—Large Core Series)	0.84%
Series B (Large Cap Value Series)	0.77%
Series D (World Equity Income Series)	0.87%
Series E (Total Return Bond Series)	0.76%
Series F (Floating Rate Strategies Series)	1.13%
Series J (StylePlus—Mid Growth Series)	0.91%
Series O (All Cap Value Series)	0.85%
Series P (High Yield Series)	1.05%
Series Q (Small Cap Value Series)	1.11%
Series V (SMid Cap Value Series)	0.88%
Series X (StylePlus—Small Growth Series)	1.03%
Series Y (StylePlus—Large Growth Series)	0.88%
Series Z (Alpha Opportunity Series)	1.97%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series A (StylePlusTM—Large Core Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 26.90%, outperforming the S&P 500 Index (“Index”), the Fund’s benchmark, which returned 26.29%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the S&P 500 Index for the Reporting Period by 0.61% net of fees. The Fund performed better than the benchmark due to contribution from the active fixed income sleeve, offset by a negative contribution from the equity sleeve, as well as the cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	24.3%
Guggenheim Variable Insurance Strategy Fund III	23.0%
Guggenheim Strategy Fund II	14.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.3%
Microsoft Corp.	1.6%
Apple, Inc.	1.6%
Alphabet, Inc. — Class C	0.7%
Amazon.com, Inc.	0.7%
NVIDIA Corp.	0.5%
Meta Platforms, Inc. — Class A	0.4%
Top Ten Total	79.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	26.90%	14.83%	11.72%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 21.4%

Technology - 7.1%
Microsoft Corp.	9,938	$3,737,086
Apple, Inc.	19,163	3,689,452
NVIDIA Corp.	2,238	1,108,302
QUALCOMM, Inc.	4,946	715,340
International Business Machines Corp.	3,964	648,312
Broadcom, Inc.	532	593,845
NXP Semiconductor N.V.	2,567	589,589
Applied Materials, Inc.	3,559	576,807
Microchip Technology, Inc.	6,206	559,657
Skyworks Solutions, Inc.	4,914	552,432
KLA Corp.	864	502,243
NetApp, Inc.	5,415	477,386
Texas Instruments, Inc.	2,493	424,957
Fair Isaac Corp.*	318	370,155
Lam Research Corp.	452	354,034
Hewlett Packard Enterprise Co.	18,285	310,479
HP, Inc.	8,516	256,247
Fortinet, Inc.*	3,421	200,231
Intuit, Inc.	247	154,382
Cognizant Technology Solutions Corp. — Class A	1,952	147,435
Salesforce, Inc.*	553	145,517
Adobe, Inc.*	232	138,411
Total Technology		16,252,299

Consumer, Non-cyclical - 3.4%
Merck & Company, Inc.	7,386	805,222
Amgen, Inc.	2,336	672,815
Gilead Sciences, Inc.	7,437	602,471
Vertex Pharmaceuticals, Inc.*	1,480	602,197
Bristol-Myers Squibb Co.	11,592	594,785
Incyte Corp.*	8,579	538,676
United Rentals, Inc.	928	532,134
Molina Healthcare, Inc.*	1,347	486,685
Philip Morris International, Inc.	4,897	460,709
HCA Healthcare, Inc.	1,691	457,720
Altria Group, Inc.	9,667	389,967
Regeneron Pharmaceuticals, Inc.*	410	360,099
Pfizer, Inc.	7,826	225,311
UnitedHealth Group, Inc.	411	216,379
Humana, Inc.	472	216,086
Eli Lilly & Co.	318	185,369
AbbVie, Inc.	1,097	170,002
Johnson & Johnson	871	136,520
Procter & Gamble Co.	910	133,351
Total Consumer, Non-cyclical		7,786,498

Communications - 3.3%
Alphabet, Inc. — Class C*	11,833	1,667,624
Amazon.com, Inc.*	10,519	1,598,257
Meta Platforms, Inc. — Class A*	2,753	974,452
Cisco Systems, Inc.	14,643	739,764
Booking Holdings, Inc.*	190	673,972
F5, Inc.*	2,755	493,090
Juniper Networks, Inc.	16,524	487,128
VeriSign, Inc.*	2,234	460,114
eBay, Inc.	9,532	415,786
Total Communications		7,510,187

Industrial - 2.7%
Caterpillar, Inc.	2,253	666,144
Lockheed Martin Corp.	1,303	590,572
Deere & Co.	1,459	583,410
Keysight Technologies, Inc.*	3,583	570,019
Illinois Tool Works, Inc.	2,024	530,166
IDEX Corp.	2,376	515,853
Snap-on, Inc.	1,721	497,094
Textron, Inc.	5,659	455,097
Otis Worldwide Corp.	4,769	426,683
Masco Corp.	6,193	414,807
Garmin Ltd.	3,166	406,958
A O Smith Corp.	4,390	361,912
Total Industrial		6,018,715

Consumer, Cyclical - 2.1%
PACCAR, Inc.	5,656	552,308
DR Horton, Inc.	3,208	487,552
Cummins, Inc.	2,010	481,536
WW Grainger, Inc.	574	475,668
Lennar Corp. — Class A	3,127	466,048
PulteGroup, Inc.	4,368	450,865
NVR, Inc.*	62	434,028
Tesla, Inc.*	1,453	361,041
BorgWarner, Inc.	8,790	315,122
Lowe’s Companies, Inc.	1,144	254,597
Home Depot, Inc.	715	247,783
General Motors Co.	4,215	151,403
Total Consumer, Cyclical		4,677,951

Financial - 1.4%
Berkshire Hathaway, Inc. — Class B*	1,585	565,306
Hartford Financial Services Group, Inc.	6,274	504,304
Capital One Financial Corp.	3,667	480,817
Everest Group Ltd.	1,202	425,003
Synchrony Financial	10,261	391,868
JPMorgan Chase & Co.	2,007	341,391
Loews Corp.	3,904	271,680
Visa, Inc. — Class A	907	236,137
Total Financial		3,216,506

Energy - 0.9%
EOG Resources, Inc.	4,472	540,888
Valero Energy Corp.	4,108	534,040
Marathon Petroleum Corp.	3,565	528,903
Exxon Mobil Corp.	3,021	302,040
APA Corp.	3,886	139,430
Total Energy		2,045,301

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
Utilities - 0.4%
Atmos Energy Corp.	4,217	$488,750
Public Service Enterprise Group, Inc.	7,823	478,377
Total Utilities		967,127

Basic Materials - 0.1%
CF Industries Holdings, Inc.	2,461	195,650

Total Common Stocks
(Cost $42,095,388)		48,670,234

MUTUAL FUNDS† - 74.1%
Guggenheim Strategy Fund III[1]	2,254,600	55,350,435
Guggenheim Variable Insurance Strategy Fund III[1]	2,133,857	52,343,502
Guggenheim Strategy Fund II1	1,347,488	33,013,461
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,836,457	27,939,102
Total Mutual Funds
(Cost $170,430,166)		168,646,500

MONEY MARKET FUND† - 4.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	10,958,247	10,958,247
Total Money Market Fund
(Cost $10,958,247)		10,958,247

Total Investments - 100.3%
(Cost $223,483,801)		$228,274,981
Other Assets & Liabilities, net - (0.3)%		(771,130)
Total Net Assets - 100.0%		$227,503,851

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	20	Mar 2024	$4,819,000	$141,598

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	03/31/24	17,034	$175,920,168	$18,411,216

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$48,670,234	$—	$—	$48,670,234
Mutual Funds	168,646,500	—	—	168,646,500
Money Market Fund	10,958,247	—	—	10,958,247
Equity Futures Contracts**	141,598	—	—	141,598
Equity Index Swap Agreements**	—	18,411,216	—	18,411,216
Total Assets	$228,416,579	$18,411,216	$—	$246,827,795

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$21,079,040	$24,072,645	$(12,611,900)	$960	$472,716	$33,013,461	1,347,488	$1,190,614
Guggenheim Strategy Fund III	54,778,133	2,985,401	(3,519,150)	(107,256)	1,213,307	55,350,435	2,254,600	2,989,658
Guggenheim Ultra Short Duration Fund — Institutional Class	25,924,450	1,435,732	—	—	578,920	27,939,102	2,836,457	1,437,360
Guggenheim Variable Insurance Strategy Fund III	53,430,927	2,866,376	(4,949,040)	(144,780)	1,140,019	52,343,502	2,133,857	2,870,741
	$155,212,550	$31,360,154	$(21,080,090)	$(251,076)	$3,404,962	$168,646,500		$8,488,373

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $53,053,635)	$59,628,481
Investments in affiliated issuers, at value (cost $170,430,166)	168,646,500
Cash	4
Segregated cash with broker	246,000
Unrealized appreciation on OTC swap agreements	18,411,216
Prepaid expenses	14,308
Receivables:
Dividends	813,338
Interest	34,569
Total assets	247,794,416

Liabilities:
Segregated cash due to broker	16,650,000
Payable for:
Swap settlement	2,335,070
Securities purchased	787,644
Fund shares redeemed	225,626
Management fees	95,485
Distribution and service fees	47,511
Variation margin on futures contracts	13,250
Fund accounting/administration fees	3,428
Transfer agent/maintenance fees	2,015
Trustees’ fees*	1,995
Miscellaneous	128,541
Total liabilities	20,290,565
Net assets	$227,503,851

Net assets consist of:
Paid in capital	$207,375,490
Total distributable earnings (loss)	20,128,361
Net assets	$227,503,851
Capital shares outstanding	5,582,910
Net asset value per share	$40.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,582)	$816,801
Dividends from securities of affiliated issuers	8,488,373
Interest	365,822
Total investment income	9,670,996

Expenses:
Management fees	1,577,542
Distribution and service fees	522,799
Transfer agent/maintenance fees	25,014
Interest expense	367,265
Fund accounting/administration fees	94,006
Professional fees	92,486
Custodian fees	20,202
Trustees’ fees*	15,459
Line of credit fees	8,040
Miscellaneous	23,298
Total expenses	2,746,111
Less:
Expenses reimbursed by Adviser	(3,544)
Expenses waived by Adviser	(583,537)
Earnings credits applied	(8,257)
Total waived/reimbursed expenses	(595,338)
Net expenses	2,150,773
Net investment income	7,520,223

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,209,289
Investments in affiliated issuers	(251,076)
Swap agreements	13,558,607
Futures contracts	591,006
Net realized gain	16,107,826
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,906,707
Investments in affiliated issuers	3,404,962
Swap agreements	16,209,583
Futures contracts	234,478
Net change in unrealized appreciation (depreciation)	26,755,730
Net realized and unrealized gain	42,863,556
Net increase in net assets resulting from operations	$50,383,779

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,520,223	$3,382,560
Net realized gain (loss) on investments	16,107,826	(26,632,209)
Net change in unrealized appreciation (depreciation) on investments	26,755,730	(31,208,128)
Net increase (decrease) in net assets resulting from operations	50,383,779	(54,457,777)

Distributions to shareholders	(3,382,567)	(58,728,698)

Capital share transactions:
Proceeds from sale of shares	4,913,388	3,989,714
Distributions reinvested	3,382,567	58,728,698
Cost of shares redeemed	(23,907,800)	(23,388,008)
Net increase (decrease) from capital share transactions	(15,611,845)	39,330,404
Net increase (decrease) in net assets	31,389,367	(73,856,071)

Net assets:
Beginning of year	196,114,484	269,970,555
End of year	$227,503,851	$196,114,484

Capital share activity:
Shares sold	134,474	85,664
Shares issued from reinvestment of distributions	88,758	1,731,388
Shares redeemed	(654,163)	(556,929)
Net increase (decrease) in shares	(430,931)	1,260,123

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$32.61	$56.79	$49.39	$44.24	$36.80
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	.64	.26	.38	.68
Net gain (loss) on investments (realized and unrealized)	7.43	(11.88)	13.22	7.46	10.06
Total from investment operations	8.73	(11.24)	13.48	7.84	10.74
Less distributions from:
Net investment income	(.59)	(.27)	(.41)	(.74)	(.91)
Net realized gains	—	(12.67)	(5.67)	(1.95)	(2.39)
Total distributions	(.59)	(12.94)	(6.08)	(2.69)	(3.30)
Net asset value, end of period	$40.75	$32.61	$56.79	$49.39	$44.24

Total Return[b]	26.90%	(20.67%)	28.48%	18.78%	29.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,504	$196,114	$269,971	$230,088	$218,082
Ratios to average net assets:
Net investment income (loss)	3.58%	1.54%	0.49%	0.88%	1.65%
Total expenses[c]	1.31%	1.18%	1.14%	1.22%	1.27%
Net expenses[d,e]	1.03%	0.92%	0.85%	0.89%	0.95%
Portfolio turnover rate	52%	63%	34%	63%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.84%	0.87%	0.84%	0.87%	0.89%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series B (Large Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Gregg Strohkorb, CFA, Managing Director and Portfolio Manager; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Chris Phalen, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 9.27%, underperforming the Russell 1000 Value Index, the Fund’s benchmark (“Benchmark”), which returned 11.46% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period somewhat indecisively. However, a buoyant economy helped build expectations that a highly anticipated recession could be pushed further out and that perhaps the Fed could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area, and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and Treasury issuance caused a significant rise in interest rates. Then, at the beginning of November, the market sensed a possible Fed pivot. Not only was the trend of steadily rising interest rates believed to be past, but hopes quickly built for numerous interest rate cuts. Consequently, there was a strong rally among mega-cap growth companies and lower quality names. The combination of these two factors—growth leadership early in the year followed up with a strong final quarter along with a low-quality year-end rally—created an extremely difficult backdrop for the relative performance of this strategy.

The Fund’s performance for the Reporting Period was below the benchmark. During the period, the Fund produced a negative contribution from its sector allocation and security selection.

The Fund’s overweight to the Utilities and Energy sectors detracted from performance, as the sectors returned -7.1% and -1.0%, respectively. The largest sector allocation detractor was a 3% overweight in the Utilities sector. Utilities, an interest rate sensitive sector, underperformed because interest rates continually moved higher during the Reporting Period, and investors moved out of this defensive sector as views on the state of the economy improved. However, the Fund was able to offset some of this performance drag with positive stock selection within Utilities as the Fund’s holdings were -3.7% versus -7.1% for the benchmark.

Another detractor from performance was the Fund’s positioning within the Energy sector. The Fund was 4% overweight the sector, which hurt performance versus its benchmark, but stock selection was able to dampen the underperformance by returning 1.0%. Mitigating, but not completely offsetting these detractors, the Fund’s 5% underweight to the pharmaceutical sector provided positive contribution to performance, as this sub-sector recorded a -10.7% return during the year. Government pricing controls embedded in the Inflation Reduction Act, and the interest-rate-sensitive nature of these dividend-paying stocks, caused the sector to underperform.

Overall, the Fund experienced positive contribution from security selection except for the outsized negative influence from Meta Platforms, Inc. The Fund’s largest detractor from performance was not owning Meta. This company, which historically has only been in the Russell Growth Index, was added to the Russell Value Index at the beginning of the Reporting Period after the company’s stock price fell 75%. The Fund did not invest in Meta and the stock performed extremely well and subsequently was removed from the Russell Value Index at mid-year 2023.

The Fund had significant contribution from its exposure to certain companies within the Technology sector. A major contributor, up over 50% for the year, was semiconductor capital equipment company KLA Corp. The company is expected to benefit from an increase in spending on producing AI chips as well as the construction of semiconductor manufacturing facilities in the U.S. resulting from the government’s CHIPS Act. Holdings in Alphabet and Microsoft were significant contributors (both were up over 50% for the year), as these large growth companies recovered from their 2022 sell-off as enthusiasm around Generative AI growth and improving revenues and earnings helped propel them higher.

Holdings in the Materials sector performed well, up 25% versus 11% in the benchmark. Two companies in the steel sector, Reliance Steel & Aluminum Co. and Nucor Corp., and chemical company Westlake performed well for the Fund, as the steel and chemicals sectors remained resilient amid healthy macroeconomic activity. Although revenues and earnings fell, the drop wasn’t as much as investors feared, and these companies continued to produce free cash flow and returned it to shareholders.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2023

Additionally, certain companies within the Industrials sector performed well. Curtis-Wright Corp., an aerospace & defense supplier, was up 34% as the commercial aerospace and military markets were strong. Additionally, building products companies Ferguson PLC and Eagle Materials, Inc. were both up nearly 40% as the industrial and residential construction markets remained resilient in the face of higher financing cost.

While the market was being impacted by stress in the banking sector, the Fund’s significant weight in JP Morgan Chase & Co. aided performance. JP Morgan, with its management team, asset size, and diversified business, provided a relatively sound investment during this tumultuous period.

Finally, there were two stocks that hurt the Fund’s performance the most during the Reporting Period, Tyson Foods, Inc. and Charles Schwab Corp. Tyson Foods produces and distributes beef, chicken, and pork products, and they struggled as their operating margins fell significantly as commodity input costs spiked higher. Schwab, a wealth management and brokerage company, experienced declining profitability as their customers moved their cash deposits to higher yielding alternatives.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical outlook seems to have become less favorable, and the Fed, while wanting to be more accommodative, must still contend with financial markets that are becoming increasingly frothy. The bond market has also started to become increasingly concerned about deficits and the willingness of foreign central banks to continue participating in Treasury auctions at the level now required. We believe all of this provides plenty of opportunity for volatility to increase in the year ahead.

At the end of the Reporting Period, the Fund’s largest sector overweight was in Energy. Favorable OPEC production discipline is controlling supply, and demand is slowly returning in China while demand in India and U.S. has been resilient. Additionally, the Fund continued to hold an overweight in the Utilities sector and a similar-size underweight in the REITs sector. Both sectors are interest-rate sensitive, but we favor Utilities because of their valuations, profitability, and regulatory nature of their businesses. We were also overweight in Materials. This sector should benefit from U.S. onshoring and infrastructure spending, and trades at attractive valuations. Plus, it has ample free cash flow to re-invest in businesses and return capital to shareholders.

The Fund holds an underweight in the Health Care and Consumer Discretionary sectors. Within Health Care, the Fund was primarily underweight pharmaceuticals, a subsector with dividend-paying companies that are more interest-rate sensitive and are continually pressured to make acquisitions to fill their drug pipeline as they fight patent expirations for their existing drugs. As for Consumer Discretionary, given the significant increase in interest costs for the consumer, record high credit card balances, increasing delinquency rates, and potential weakening of the labor markets, we are leery of consumers being able to continue their consumption and spending habits in the future.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings	% of Total Net Assets
iShares Russell 1000 Value ETF	3.5%
ConocoPhillips	2.6%
Chevron Corp.	2.6%
Verizon Communications, Inc.	2.5%
Bank of America Corp.	2.5%
Berkshire Hathaway, Inc. — Class B	2.4%
Walmart, Inc.	1.9%
OGE Energy Corp.	1.9%
Ferguson plc	1.8%
Johnson & Johnson	1.8%
Top Ten Total	23.5%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	9.27%	11.27%	8.47%
Russell 1000 Value Index	11.46%	10.91%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 96.1%

Financial - 19.3%
Bank of America Corp.	147,817	$4,976,998
Berkshire Hathaway, Inc. — Class B*	13,678	4,878,396
JPMorgan Chase & Co.	19,626	3,338,383
Mastercard, Inc. — Class A	7,053	3,008,175
Jefferies Financial Group, Inc.	66,119	2,671,869
American Tower Corp. — Class A REIT	10,953	2,364,534
Charles Schwab Corp.	34,239	2,355,643
First Horizon Corp.	165,793	2,347,629
Ventas, Inc. REIT	44,132	2,199,539
Goldman Sachs Group, Inc.	5,570	2,148,739
Wells Fargo & Co.	39,933	1,965,502
Synovus Financial Corp.	51,898	1,953,960
Unum Group	39,083	1,767,333
STAG Industrial, Inc. REIT	34,679	1,361,497
Markel Group, Inc.*	780	1,107,522
Total Financial		38,445,719

Consumer, Non-cyclical - 17.9%
Johnson & Johnson	23,400	3,667,716
Ingredion, Inc.	31,921	3,464,386
Humana, Inc.	7,086	3,244,042
Tyson Foods, Inc. — Class A	60,213	3,236,449
Medtronic plc	34,609	2,851,089
Archer-Daniels-Midland Co.	33,763	2,438,364
PayPal Holdings, Inc.*	39,093	2,400,701
Encompass Health Corp.	31,362	2,092,472
Merck & Company, Inc.	18,090	1,972,172
Coca-Cola Co.	33,195	1,956,181
HCA Healthcare, Inc.	6,743	1,825,195
Bunge Global S.A.	16,341	1,649,624
Kenvue, Inc.	56,877	1,224,562
Euronet Worldwide, Inc.*	12,016	1,219,504
Henry Schein, Inc.*	12,789	968,255
Moderna, Inc.*	8,817	876,851
Pfizer, Inc.	26,058	750,210
Total Consumer, Non-cyclical		35,837,773

Energy - 12.2%
ConocoPhillips	44,111	5,119,964
Chevron Corp.	34,320	5,119,171
Diamondback Energy, Inc.	22,484	3,486,819
Coterra Energy, Inc. — Class A	91,049	2,323,570
Pioneer Natural Resources Co.	9,045	2,034,040
Equities Corp.	50,365	1,947,111
Kinder Morgan, Inc.	95,042	1,676,541
Marathon Oil Corp.	69,368	1,675,931
Range Resources Corp.	29,996	913,078
Total Energy		24,296,225

Industrial - 9.8%
Eagle Materials, Inc.	17,836	3,617,854
Curtiss-Wright Corp.	15,802	3,520,528
Knight-Swift Transportation Holdings, Inc.	52,061	3,001,317
Johnson Controls International plc	48,216	2,779,170
Advanced Energy Industries, Inc.	23,086	2,514,527
L3Harris Technologies, Inc.	11,920	2,510,590
Teledyne Technologies, Inc.*	3,621	1,616,016
Total Industrial		19,560,002

Technology - 9.7%
Microsoft Corp.	7,429	2,793,601
Leidos Holdings, Inc.	23,089	2,499,153
Teradyne, Inc.	22,246	2,414,136
Fiserv, Inc.*	17,379	2,308,626
NXP Semiconductor N.V.	9,963	2,288,302
KLA Corp.	3,709	2,156,042
Intel Corp.	32,622	1,639,255
Amdocs Ltd.	15,609	1,371,875
Applied Materials, Inc.	6,409	1,038,707
Fortinet, Inc.*	13,462	787,931
Total Technology		19,297,628

Consumer, Cyclical - 8.5%
Walmart, Inc.	23,914	3,770,042
Ferguson plc*	19,086	3,684,934
Delta Air Lines, Inc.	62,440	2,511,961
Lear Corp.	15,549	2,195,674
Levi Strauss & Co. — Class A	91,070	1,506,298
Whirlpool Corp.	11,825	1,439,930
Southwest Airlines Co.	47,188	1,362,790
Advance Auto Parts, Inc.	8,100	494,343
Total Consumer, Cyclical		16,965,972

Utilities - 6.7%
OGE Energy Corp.	106,476	3,719,207
Edison International	42,789	3,058,985
Pinnacle West Capital Corp.	34,050	2,446,152
Exelon Corp.	61,531	2,208,963
Duke Energy Corp.	19,722	1,913,823
Total Utilities		13,347,130

Communications - 6.4%
Verizon Communications, Inc.	132,534	4,996,532
Alphabet, Inc. — Class A*	24,718	3,452,858
Walt Disney Co.	22,077	1,993,332
T-Mobile US, Inc.	7,508	1,203,758
AT&T, Inc.	68,121	1,143,070
Total Communications		12,789,550

Basic Materials - 5.6%
Nucor Corp.	14,162	2,464,755
Freeport-McMoRan, Inc.	52,034	2,215,087
Westlake Corp.	15,443	2,161,402
DuPont de Nemours, Inc.	21,889	1,683,921
Reliance Steel & Aluminum Co.	5,518	1,543,274
Huntsman Corp.	48,718	1,224,283
Total Basic Materials		11,292,722

Total Common Stocks
(Cost $156,171,393)		191,832,721

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 3.5%
iShares Russell 1000 Value ETF	42,314	$6,992,389
Total Exchange-Traded Funds
(Cost $6,435,561)		6,992,389

MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[1]	767,381	767,381
Total Money Market Fund
(Cost $767,381)		767,381

Total Investments - 100.0%
(Cost $163,374,335)		$199,592,491
Other Assets & Liabilities, net — (0.0)%		(17,469)
Total Net Assets - 100.0%		$199,575,022

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$191,832,721	$—	$—	$191,832,721
Exchange-Traded Funds	6,992,389	—	—	6,992,389
Money Market Fund	767,381	—	—	767,381
Total Assets	$199,592,491	$—	$—	$199,592,491

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $163,374,335)	$199,592,491
Prepaid expenses	4,108
Receivables:
Dividends	283,526
Fund shares sold	9,539
Interest	9,529
Total assets	199,899,193

Liabilities:
Payable for:
Fund shares redeemed	167,251
Management fees	75,538
Distribution and service fees	41,786
Professional fees	20,050
Fund accounting/administration fees	3,223
Transfer agent/maintenance fees	2,125
Trustees’ fees*	1,543
Miscellaneous	12,655
Total liabilities	324,171
Net assets	$199,575,022

Net assets consist of:
Paid in capital	$145,453,987
Total distributable earnings (loss)	54,121,035
Net assets	$199,575,022
Capital shares outstanding	4,986,337
Net asset value per share	$40.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,515)	$4,797,299
Interest	239,061
Total investment income	5,036,360

Expenses:
Management fees	1,315,259
Distribution and service fees	505,868
Transfer agent/maintenance fees	25,190
Fund accounting/administration fees	90,854
Professional fees	78,433
Trustees’ fees*	17,829
Line of credit fees	7,614
Custodian fees	6,201
Miscellaneous	20,852
Total expenses	2,068,100
Less:
Expenses waived by Adviser	(505,986)
Net expenses	1,562,114
Net investment income	3,474,246

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,795,975
Net realized gain	17,795,975
Net change in unrealized appreciation (depreciation) on:
Investments	(3,543,005)
Net change in unrealized appreciation (depreciation)	(3,543,005)
Net realized and unrealized gain	14,252,970
Net increase in net assets resulting from operations	$17,727,216

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,474,246	$3,395,583
Net realized gain on investments	17,795,975	22,517,356
Net change in unrealized appreciation (depreciation) on investments	(3,543,005)	(29,032,822)
Net increase (decrease) in net assets resulting from operations	17,727,216	(3,119,883)

Distributions to shareholders	(23,233,407)	(22,853,023)

Capital share transactions:
Proceeds from sale of shares	1,355,855	4,727,951
Distributions reinvested	23,233,407	22,853,023
Cost of shares redeemed	(31,845,544)	(26,087,637)
Net increase (decrease) from capital share transactions	(7,256,282)	1,493,337
Net decrease in net assets	(12,762,473)	(24,479,569)

Net assets:
Beginning of year	212,337,495	236,817,064
End of year	$199,575,022	$212,337,495

Capital share activity:
Shares sold	33,854	112,131
Shares issued from reinvestment of distributions	595,576	575,788
Shares redeemed	(792,039)	(598,577)
Net increase (decrease) in shares	(162,609)	89,342

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$41.24	$46.81	$37.61	$40.55	$36.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.67	.52	.82	.72
Net gain (loss) on investments (realized and unrealized)	3.00	(1.48)	9.58	(.51)	6.93
Total from investment operations	3.69	(.81)	10.10	.31	7.65
Less distributions from:
Net investment income	(.71)	(.60)	(.90)	(.74)	(.72)
Net realized gains	(4.20)	(4.16)	— [b]	(2.51)	(2.52)
Total distributions	(4.91)	(4.76)	(.90)	(3.25)	(3.24)
Net asset value, end of period	$40.02	$41.24	$46.81	$37.61	$40.55

Total Return[c]	9.27%	(1.32%)	27.03%	2.21%	21.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,575	$212,337	$236,817	$208,548	$226,968
Ratios to average net assets:
Net investment income (loss)	1.72%	1.53%	1.20%	2.40%	1.86%
Total expenses[d]	1.02%	1.02%	1.03%	1.09%	1.07%
Net expenses[e,f]	0.77%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	22%	25%	22%	19%	32%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.77%	0.78%	0.79%	0.79%	0.80%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series D (World Equity Income Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Evan Einstein, Managing Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 12.28%, underperforming by 11.51% the MSCI World (Net) Index (“Index”), the Fund’s benchmark, which returned 23.79% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Global stocks had their best year since before the pandemic, benefiting from strong markets in the U.S., Europe, and Japan. A lower U.S. dollar and cooling inflation readings have driven expectations of rate cuts from the Federal Reserve and other central banks. The Fund’s positioning in lower-risk and higher-yielding stocks, compared with the Benchmark, contributed to its relative underperformance for the Reporting Period. The Fund’s strategy tends to create a bias toward value-oriented investments, which can be a drag on performance in up markets.

The leading detractor from return was security selection, with the Information Technology, Consumer Discretionary, and Communication Services sectors responsible for most of the relative underperformance. The Fund was also most underweight relative to the Benchmark in the Information Technology sector, which exacerbated the underperformance. An underweight in the Health Care sector and good selection in Energy were the largest positive contributors to the Fund’s return.

From a country perspective, the U.S. was the single largest relative detractor from return. Its impact is magnified as it is also the largest country represented in the Fund and the Benchmark. The UK, Israel, and Canada were the other leading detractors from return on a relative basis. Japan, the country with the second-largest weighting in the Fund, provided the largest positive relative contribution to return. This was due in part to the weakened currency, which translates to a boost to companies operating there. Although Europe as a whole was a detractor from return, Spain provided a large positive contribution.

The top individual contributors to the Fund were an underweight in Pfizer, Inc. and an overweight in Phillips 66 and also in tech companies Dell Technologies, Inc., Intel Corp., and Broadcom, Inc. Detractors included underweights in Technology company Nvidia Corp. and communication company Meta Platforms, Inc., and an overweight in SolarEdge Technologies, Inc. and Square, Inc.

How did the Fund use derivatives during the Reporting Period?

The Fund uses currency contract futures to hedge non-U.S. dollar equity positions, which helps to reduce volatility. Their contribution to performance in aggregate was positive, as the currency futures were active for much of the Reporting Period while the dollar bounced around in a range relative to other currencies.

How was the Fund positioned at the end of the Reporting Period?

The pause in interest rate hikes and a historically wide valuation gap between growth and value sectors were among the factors that saw growth stocks solidly outperform value stocks over the Reporting Period. Compared with the Benchmark, the Fund is positioned more cautiously, as we anticipate continuing market volatility that defined much of the Reporting Period. We are also positioned for higher yield than the Benchmark as we aim to generate income.

The Fund was most overweight in the Industrials and Financials sectors at the end of the Reporting Period, and most underweight in the Information Technology, Health Care, and Communication Services sectors. The currency hedge ended the Reporting Period with several active positions including the Japanese Yen and Euro as the U.S. dollar remained relatively strong.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United States	65.9%
Japan	7.0%
Canada	6.0%
Australia	4.7%
Netherlands	3.0%
Spain	2.9%
United Kingdom	2.2%
Other	8.3%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	3.0%
Apple, Inc.	3.0%
Alphabet, Inc. — Class C	1.9%
Amazon.com, Inc.	1.6%
UnitedHealth Group, Inc.	1.5%
Berkshire Hathaway, Inc. — Class B	1.5%
Home Depot, Inc.	1.4%
NVIDIA Corp.	1.4%
Broadcom, Inc.	1.1%
Amgen, Inc.	1.1%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	12.28%	9.97%	6.94%
MSCI World (Net) Index	23.79%	12.80%	8.60%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World (Net) Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 98.1%

Technology - 17.7%
Microsoft Corp.	9,076	$3,412,939
Apple, Inc.	17,635	3,395,267
NVIDIA Corp.	3,230	1,599,561
Broadcom, Inc.	1,076	1,201,085
Constellation Software, Inc.	478	1,185,561
Texas Instruments, Inc.	6,650	1,133,559
Cognizant Technology Solutions Corp. — Class A	12,400	936,572
Dell Technologies, Inc. — Class C	11,860	907,290
CGI, Inc.*	8,390	899,130
Check Point Software Technologies Ltd.*	5,480	837,289
Workday, Inc. — Class A*	2,630	726,038
HP, Inc.	19,400	583,746
Ricoh Company Ltd.	67,590	519,211
ASM International N.V.	960	498,180
NXP Semiconductor N.V.	2,150	493,812
Crowdstrike Holdings, Inc. — Class A*	1,910	487,661
Skyworks Solutions, Inc.	3,500	393,470
Roper Technologies, Inc.	470	256,230
Oracle Corp.	2,400	253,032
Intel Corp.	3,864	194,166
Total Technology		19,913,799

Financial - 16.7%
Berkshire Hathaway, Inc. — Class B*	4,690	1,672,736
National Australia Bank Ltd.	55,210	1,155,383
Goldman Sachs Group, Inc.	2,740	1,057,010
Citigroup, Inc.	20,260	1,042,174
Capital One Financial Corp.	7,600	996,512
Banco Bilbao Vizcaya Argentaria S.A.	107,770	978,927
ANZ Group Holdings Ltd.	55,210	975,490
Intesa Sanpaolo SpA	326,500	953,073
ING Groep N.V.	62,100	927,523
Westpac Banking Corp.	59,330	926,146
VICI Properties, Inc. REIT	28,600	911,768
AvalonBay Communities, Inc. REIT	4,736	886,674
Banco Santander S.A.	206,300	860,988
Swiss Life Holding AG	1,160	805,594
Simon Property Group, Inc. REIT	5,640	804,489
Public Storage REIT	2,550	777,750
Swedbank AB — Class A	38,200	770,283
AXA S.A.	17,000	553,589
Mediobanca Banca di Credito Finanziario SpA	28,840	356,838
First Citizens BancShares, Inc. — Class A	239	339,134
Assicurazioni Generali SpA	14,500	305,899
BNP Paribas S.A.	4,300	297,192
Zurich Insurance Group AG	500	261,380
Everest Group Ltd.	710	251,042
Total Financial		18,867,594

Consumer, Non-cyclical - 15.6%
UnitedHealth Group, Inc.	3,324	1,749,986
Amgen, Inc.	4,164	1,199,315
Japan Tobacco, Inc.	38,600	997,971
PepsiCo, Inc.	5,823	988,978
Unilever plc	20,210	979,054
Johnson & Johnson	6,187	969,751
McKesson Corp.	2,006	928,738
Altria Group, Inc.	21,500	867,310
Colgate-Palmolive Co.	10,739	856,006
Sysco Corp.	11,650	851,965
Bristol-Myers Squibb Co.	16,500	846,615
CK Hutchison Holdings Ltd.	149,232	799,852
Elevance Health, Inc.	1,430	674,331
Cencora, Inc. — Class A	3,048	625,998
Bunge Global S.A.	6,100	615,795
Imperial Brands plc	26,650	613,581
Cintas Corp.	980	590,607
CVS Health Corp.	7,400	584,304
HCA Healthcare, Inc.	1,880	508,878
Gilead Sciences, Inc.	6,200	502,262
Archer-Daniels-Midland Co.	4,300	310,546
Merck & Company, Inc.	2,600	283,452
Tesco plc	76,500	283,312
Total Consumer, Non-cyclical		17,628,607

Consumer, Cyclical - 12.8%
Home Depot, Inc.	4,635	1,606,259
Walmart, Inc.	7,360	1,160,304
Lowe’s Companies, Inc.	4,753	1,057,780
Sumitomo Corp.	48,470	1,057,530
Ford Motor Co.	81,000	987,390
WW Grainger, Inc.	1,160	961,280
Aristocrat Leisure Ltd.	31,100	865,373
Cummins, Inc.	3,350	802,559
Sekisui House Ltd.	34,480	765,989
General Motors Co.	19,380	696,130
Stellantis N.V.	28,700	670,279
Toromont Industries Ltd.	7,230	633,717
Lear Corp.	3,873	546,906
Isuzu Motors Ltd.	39,300	506,223
McDonald’s Corp.	1,660	492,207
Tesla, Inc.*	1,650	409,992
TJX Companies, Inc.	3,800	356,478
Dollarama, Inc.	4,700	338,829
Yum! Brands, Inc.	2,400	313,584
Fastenal Co.	4,080	264,262
Total Consumer, Cyclical		14,493,071

Industrial - 10.5%
AP Moller - Maersk A/S — Class B	550	988,979
Illinois Tool Works, Inc.	3,725	975,727
Waste Connections, Inc.	6,090	909,054
Amphenol Corp. — Class A	8,890	881,266
Lockheed Martin Corp.	1,908	864,782
Snap-on, Inc.	2,746	793,155
FedEx Corp.	3,110	786,737
Nippon Yusen K.K.	23,170	718,357
Garmin Ltd.	5,300	681,262
Mitsui OSK Lines Ltd.	19,900	637,582

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Kawasaki Kisen Kaisha Ltd.	13,600	$583,616
Obayashi Corp.	63,100	546,037
Canadian National Railway Co.	4,320	543,192
ACS Actividades de Construccion y Servicios S.A.	9,700	430,159
Deere & Co.	960	383,875
Parker-Hannifin Corp.	720	331,704
United Parcel Service, Inc. — Class B	1,930	303,454
Poste Italiane SpA[1]	21,130	239,742
Stantec, Inc.	2,400	192,751
Total Industrial		11,791,431

Energy - 8.0%
Phillips 66	7,380	982,573
Marathon Petroleum Corp.	5,870	870,873
Valero Energy Corp.	6,430	835,900
Suncor Energy, Inc.	23,900	765,950
Woodside Energy Group Ltd.	36,170	765,808
Imperial Oil Ltd.	11,900	678,116
ENEOS Holdings, Inc.	169,800	674,946
Ampol Ltd.	25,270	622,707
Galp Energia SGPS S.A. — Class B	38,800	571,546
Cheniere Energy, Inc.	2,700	460,917
Chevron Corp.	2,980	444,497
HF Sinclair Corp.	6,530	362,872
Parkland Corp.	9,600	309,546
Exxon Mobil Corp.	2,700	269,946
ARC Resources Ltd.	16,600	246,512
Repsol S.A.	14,200	210,899
Total Energy		9,073,608

Utilities - 6.4%
Duke Energy Corp.	10,700	1,038,328
DTE Energy Co.	7,210	794,975
Exelon Corp.	21,550	773,645
Southern Co.	10,240	718,029
Public Service Enterprise Group, Inc.	11,200	684,880
Power Assets Holdings Ltd.	117,500	680,940
Consolidated Edison, Inc.	7,240	658,623
Sempra	8,780	656,129
Centrica plc	335,300	601,002
Enagas S.A.	26,700	450,061
Dominion Energy, Inc.	4,400	206,800
Total Utilities		7,263,412

Communications - 6.4%
Alphabet, Inc. — Class C*	15,416	2,172,577
Amazon.com, Inc.*	11,828	1,797,146
Verizon Communications, Inc.	24,780	934,206
Cisco Systems, Inc.	15,800	798,216
Motorola Solutions, Inc.	2,256	706,331
Meta Platforms, Inc. — Class A*	1,460	516,782
Telefonica S.A.	72,800	284,094
Total Communications		7,209,352

Basic Materials - 4.0%
Nucor Corp.	5,100	887,604
Dow, Inc.	15,500	850,020
Nippon Steel Corp.	37,030	848,378
Reliance Steel & Aluminum Co.	2,870	802,682
LyondellBasell Industries N.V. — Class A	8,060	766,345
Steel Dynamics, Inc.	3,300	389,730
Total Basic Materials		4,544,759

Total Common Stocks
(Cost $100,011,859)		110,785,633

EXCHANGE-TRADED FUNDS† - 1.2%
SPDR S&P 500 ETF Trust	1,366	649,273
iShares MSCI EAFE ETF	8,608	648,613
Total Exchange-Traded Funds
(Cost $1,267,881)		1,297,886

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.21%[2]	590,771	590,771
Total Money Market Fund
(Cost $590,771)		590,771

Total Investments - 99.8%
(Cost $101,870,511)		$112,674,290
Other Assets & Liabilities, net - 0.2%		212,193
Total Net Assets - 100.0%		$112,886,483

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES D (WORLD EQUITY INCOME SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $239,742 (cost $220,602), or 0.2% of total net assets.

[2]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$110,785,633	$—	$—	$110,785,633
Exchange-Traded Funds	1,297,886	—	—	1,297,886
Money Market Fund	590,771	—	—	590,771
Total Assets	$112,674,290	$—	$—	$112,674,290

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $101,870,511)	$112,674,290
Foreign currency, at value (cost $60,220)	60,236
Cash	5,811
Prepaid expenses	3,001
Receivables:
Foreign tax reclaims	150,340
Dividends	130,881
Interest	2,709
Fund shares sold	26
Securities sold	7
Total assets	113,027,301

Liabilities:
Payable for:
Management fees	40,688
Professional fees	37,141
Fund shares redeemed	24,932
Distribution and service fees	23,575
Fund accounting/administration fees	2,615
Transfer agent/maintenance fees	2,149
Trustees’ fees*	1,816
Miscellaneous	7,902
Total liabilities	140,818
Net assets	$112,886,483

Net assets consist of:
Paid in capital	$100,888,003
Total distributable earnings (loss)	11,998,480
Net assets	$112,886,483
Capital shares outstanding	8,340,637
Net asset value per share	$13.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $299,664)	$3,382,898
Interest	32,006
Total investment income	3,414,904

Expenses:
Management fees	772,066
Distribution and service fees	275,737
Transfer agent/maintenance fees	25,332
Professional fees	79,327
Fund accounting/administration fees	53,605
Custodian fees	20,329
Trustees’ fees*	14,468
Line of credit fees	3,829
Miscellaneous	17,309
Total expenses	1,262,002
Less:
Expenses reimbursed by Adviser	(1,825)
Expenses waived by Adviser	(298,934)
Total waived/reimbursed expenses	(300,759)
Net expenses	961,243
Net investment income	2,453,661

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	851,612
Futures contracts	416,656
Foreign currency transactions	(26,142)
Net realized gain	1,242,126
Net change in unrealized appreciation (depreciation) on:
Investments	9,061,723
Foreign currency translations	12,264
Net change in unrealized appreciation (depreciation)	9,073,987
Net realized and unrealized gain	10,316,113
Net increase in net assets resulting from operations	$12,769,774

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,453,661	$2,727,960
Net realized gain (loss) on investments	1,242,126	(2,183,291)
Net change in unrealized appreciation (depreciation) on investments	9,073,987	(12,971,794)
Net increase (decrease) in net assets resulting from operations	12,769,774	(12,427,125)

Distributions to shareholders	(2,923,384)	(27,160,274)

Capital share transactions:
Proceeds from sale of shares	1,311,195	5,871,691
Distributions reinvested	2,923,384	27,160,274
Cost of shares redeemed	(14,528,906)	(18,303,370)
Net increase (decrease) from capital share transactions	(10,294,327)	14,728,595
Net decrease in net assets	(447,937)	(24,858,804)

Net assets:
Beginning of year	113,334,420	138,193,224
End of year	$112,886,483	$113,334,420

Capital share activity:
Shares sold	102,968	430,664
Shares issued from reinvestment of distributions	226,795	2,239,099
Shares redeemed	(1,150,112)	(1,299,295)
Net increase (decrease) in shares	(820,349)	1,370,468

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$12.37	$17.74	$14.79	$14.45	$12.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.32	.34	.22	.33
Net gain (loss) on investments (realized and unrealized)	1.22	(2.01)	2.86	.66	2.36
Total from investment operations	1.50	(1.69)	3.20	.88	2.69
Less distributions from:
Net investment income	(.34)	(.36)	(.25)	(.40)	(.40)
Net realized gains	—	(3.32)	—	(.14)	(.80)
Total distributions	(.34)	(3.68)	(.25)	(.54)	(1.20)
Net asset value, end of period	$13.53	$12.37	$17.74	$14.79	$14.45

Total Return[b]	12.28%	(9.12%)	21.74%	6.65%	21.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,886	$113,334	$138,193	$126,007	$133,758
Ratios to average net assets:
Net investment income (loss)	2.22%	2.25%	2.02%	1.70%	2.37%
Total expenses[c]	1.14%	1.10%	1.15%	1.20%	1.19%
Net expenses[d,e]	0.87%	0.88%	0.89%	0.89%	0.90%
Portfolio turnover rate	177%	140%	185%	196%	139%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.87%	0.88%	0.89%	0.89%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series E (Total Return Bond Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 6.95%, outperforming the Bloomberg U.S. Aggregate Bond Index (“Index”), the Fund’s benchmark, which returned 5.53% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Given the heightened level of risk-free rates and generally wide credit spreads relative to recent history, carry, or earned income, was the largest contributor to absolute and relative performance. Performance from spread tightening was another driver of the Fund’s absolute and relative performance. The Fund benefitted from its overweight credit allocation as spreads tightened across most fixed income sectors. However, the Fund experienced minor spread detraction from its CRE CLO (commercial real estate collateralized loan obligations) and Preferred allocation as investors increasingly scrutinized these sectors following the regional banking crisis. Lastly, duration was a modest contributor to both absolute and relative performance.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used futures, forwards, and swaps to help manage duration positioning, credit risk, and foreign exchange risk. Interest rate swaps and futures contributed to performance, while performance from curve caps was negative. The Fund employed modestly sized credit hedges to protect the Fund from potential spread widening. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a negligible negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has prioritized income, diversification, and quality to take advantage of relative value opportunities while limiting potential downside. As interest rate volatility rose to levels not seen since the Global Financial Crisis and the 10-year Treasury approached 5%, spreads in many high-quality assets widened to post-COVID wides, creating a significant opportunity for the Fund in both credit and interest rate markets.

To that end, the Fund has focused on opportunities in high quality structured credit, where a significant yield advantage exists relative to both investment grade corporates and agency MBS. Specific areas of focus within the Fund’s largest aggregate allocation have been data center securitizations, whole business securitizations, non-agency RMBS, and middle market CLOs. Spreads in each of these asset classes well exceed similar credit quality opportunities in most parts of the investment grade corporate market, creating a compelling opportunity for investors capable of underwriting these more complicated structures.

Corporate credit is the second largest aggregate allocation within the Fund. While corporate credit spreads are near fair value levels, there remain many idiosyncratic opportunities for alpha generation. Primary market offerings priced at especially attractive levels as investors pulled back from lending activities this year, presenting a unique opportunity to capture new issue premiums.

Given dramatic intra-quarter shifts in market pricing of the path of monetary policy, the Fund actively adjusted duration positioning increasing duration as rates rose to multi-decade highs then subsequently reducing duration back to neutral to the benchmark as market pricing returned to in-line with Guggenheim’s house views.

The turbulence in fixed income markets over the past couple of years may now provide a very attractive entry point for longer-term investors as the Federal Reserve signaled a pause in its rate hike campaign. Fixed income has historically performed well during pause phases of monetary policy and potential rate cuts should add further tailwinds.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 26, 1985

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.63% due 09/30/28	7.8%
U.S. Treasury Notes, 4.13% due 07/31/28	5.1%
Guggenheim Total Return Bond Fund — R6-Class	4.2%
U.S. Treasury Bonds due 05/15/53	2.7%
Fannie Mae, 5.00% due 05/01/53	1.6%
U.S. Treasury Notes, 4.00% due 02/29/28	1.4%
Freddie Mac, 5.00% due 06/01/53	1.3%
Octagon Investment Partners 49 Ltd., 7.21% due 01/15/33	1.2%
United States Treasury Inflation Indexed Bonds, 0.13% due 10/15/25	0.9%
United States Treasury Inflation Indexed Bonds, 0.13% due 04/15/25	0.9%
Top Ten Total	27.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	6.95%	1.28%	3.00%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	46.9%
AA	6.0%
A	12.6%
BBB	13.9%
BB	4.2%
B	1.7%
CCC	0.2%
CC	1.7%
C	0.2%
NR2	4.4%
Other Instruments	8.2%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	167	$1,369

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	76,590	8

Total Common Stocks
(Cost $33,288)		1,377

PREFERRED STOCKS†† - 2.6%
Financial - 2.6%
Equitable Holdings, Inc.
4.95%*	550,000	523,363
4.30%*	3,700	61,272
Citigroup, Inc.
4.00%*	200,000	184,082
3.88%*	200,000	177,065
7.63%[2]	100,000	102,110
Wells Fargo & Co.
3.90%*	500,000	461,978
Charles Schwab Corp.
4.00%*	500,000	394,905
MetLife, Inc.
3.85%*	400,000	378,639
Markel Group, Inc.
6.00%*	360,000	355,931
Bank of New York Mellon Corp.
3.75%*	400,000	345,733
JPMorgan Chase & Co.
3.65%*	250,000	228,784
Bank of America Corp.
6.13%*	100,000	100,240
4.38%*	100,000	89,123
Goldman Sachs Group, Inc.
3.80%[2]	150,000	133,580
CNO Financial Group, Inc.
5.13% due 11/25/60	6,000	104,520
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,3	100,000	100,750
Assurant, Inc.
5.25% due 01/15/61	3,625	72,283
Selective Insurance Group, Inc.
4.60%	4,000	68,760
First Republic Bank
4.25%	16,525	1,487
4.50%	675	61
Total Financial		3,884,666

Total Preferred Stocks
(Cost $4,762,777)		3,884,666

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26	684	73
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,1	8,510	—
Total Warrants
(Cost $1,584)		73

MUTUAL FUNDS† - 4.2%
Guggenheim Total Return Bond Fund — R6-Class[4]	265,375	6,323,894
Total Mutual Funds
(Cost $7,007,010)		6,323,894

MONEY MARKET FUNDS† - 1.7%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.25%[5]	1,693,216	1,693,216
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[5]	811,155	811,155
Total Money Market Funds
(Cost $2,504,371)		2,504,371

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.5%
Government Agency - 14.7%
Freddie Mac
5.00% due 06/01/53	1,915,445	1,894,967
5.00% due 04/01/53	1,435,650	1,420,900
5.50% due 06/01/53	1,208,182	1,214,992
5.50% due 09/01/53	1,063,780	1,081,079
5.00% due 08/01/53	1,068,501	1,078,720
3.00% due 08/01/52	1,186,846	1,056,897
3.00% due 06/01/52	1,159,694	1,031,523
4.00% due 02/01/53	941,659	900,225
5.50% due 05/01/53	831,493	834,855
5.00% due 09/01/52	533,258	528,246
5.00% due 03/01/53	471,075	466,340
4.00% due 04/01/52	224,786	214,572
Fannie Mae
5.00% due 05/01/53	2,734,968	2,713,189
5.00% due 06/01/53	2,690,642	2,661,946
5.00% due 04/01/53	1,470,915	1,455,927
5.50% due 05/01/53	728,732	732,466
5.00% due 08/01/53	553,731	547,951
4.00% due 07/01/52	457,649	434,662
4.00% due 06/01/52	409,168	390,576
2.00% due 03/01/52	437,927	360,755
2.50% due 10/01/51	386,799	330,680
3.00% due 03/01/52	323,421	286,735
5.00% due 09/01/52	203,257	201,346
Fannie Mae-Aces
1.49% (WAC) due 03/25/35◊,6	2,540,419	248,543
Total Government Agency		22,088,092

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Residential Mortgage-Backed Securities - 7.5%
PRPM LLC
2022-1, 3.72% due 02/25/27[3,7]	684,050	$659,599
2021-5, 1.79% due 06/25/26[3,7]	358,648	349,341
2023-1, 6.88% (WAC) due 02/25/28◊,3	139,843	141,223
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,3	419,284	424,343
2021-RPL4, 1.80% (WAC) due 12/27/60◊,3	357,256	347,230
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[3,7]	368,531	354,420
2021-GS5, 2.25% due 07/25/67[3,7]	365,303	352,675
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[3,7]	473,277	442,050
2023-NQM2, 4.50% due 05/25/62[3,7]	230,167	216,070
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,3	697,814	654,878
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.59% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 12/25/36◊	1,179,543	619,911
Ameriquest Mortgage Securities Trust
2006-M3, 5.63% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 10/25/36◊	2,005,381	576,278
LSTAR Securities Investment Ltd.
2023-1, 8.83% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,3	351,935	350,432
2021-1, 8.26% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,8	214,942	210,743
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,3	490,608	497,984
Securitized Asset-Backed Receivables LLC Trust
2007-BR2, 5.83% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 02/25/37◊,3	597,210	494,694
Towd Point Revolving Trust
4.83% due 09/25/64[8]	500,000	493,750
Home Equity Loan Trust
2007-FRE1, 5.66% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	476,963	445,319
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[3,7]	441,718	428,702
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,3	403,310	386,955
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,7]	390,192	379,563
Master Asset-Backed Securities Trust
2006-WMC4, 5.62% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 10/25/36◊	1,098,387	356,579
First Franklin Mortgage Loan Trust
2006-FF16, 5.89% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 12/25/36◊	853,642	344,730
NovaStar Mortgage Funding Trust Series
2007-2, 5.67% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	334,222	322,071
OBX Trust
2022-NQM1, 6.50% (WAC) due 11/25/62◊,3	220,752	219,766
2022-NQM9, 6.45% due 09/25/62[3,7]	88,330	89,244
HarborView Mortgage Loan Trust
2006-14, 5.77% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	308,488	273,756
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	1,684,034	245,193
Angel Oak Mortgage Trust
2023-1, 4.75% due 09/26/67[3,7]	186,586	180,141
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	174,985	157,444
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 6.72% (WAC) due 11/25/53◊,3	150,000	152,344
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.85% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	188,116	150,747
Morgan Stanley Re-REMIC Trust
2010-R5, due 06/26/36	32,576	28,820
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	16,731	16,580
Total Residential Mortgage-Backed Securities		11,363,575

Commercial Mortgage-Backed Securities - 1.2%
BX Commercial Mortgage Trust
2022-LP2, 7.32% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,3	405,035	390,806
2021-VOLT, 7.48% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	350,000	334,620
GS Mortgage Securities Trust
2020-GC45, 0.66% (WAC) due 02/13/53◊,6	9,855,873	282,020
Life Mortgage Trust
2021-BMR, 7.83% (1 Month Term SOFR + 2.46%, Rate Floor: 2.35%) due 03/15/38◊,3	245,743	232,152
Extended Stay America Trust
2021-ESH, 7.73% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,3	233,360	229,257

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
CFCRE Commercial Mortgage Trust
2016-C3, 0.98% (WAC) due 01/10/48◊,6	5,263,069	$81,370
Citigroup Commercial Mortgage Trust
2016-GC37, 1.65% (WAC) due 04/10/49◊,6	2,796,942	75,003
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.40% (WAC) due 01/15/59◊,6	3,228,480	74,046
COMM Mortgage Trust
2015-CR26, 0.89% (WAC) due 10/10/48◊,6	5,584,245	60,712
Total Commercial Mortgage-Backed Securities		1,759,986

Military Housing - 1.1%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,3	912,388	908,966
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.49% (WAC) due 11/25/55◊,3	901,678	735,892
Total Military Housing		1,644,858

Total Collateralized Mortgage Obligations
(Cost $38,532,244)		36,856,511

CORPORATE BONDS†† - 22.8%
Financial - 11.8%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	1,000,000	785,890
3.25% due 11/15/30	750,000	608,610
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	800,000	768,719
Wilton RE Ltd.
6.00% [2,3,9]	682,000	603,327
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	290,000	261,184
5.30% due 01/15/29	250,000	248,554
Citigroup, Inc.
2.57% due 06/03/31[2]	590,000	503,988
Nippon Life Insurance Co.
2.75% due 01/21/51[2,3]	350,000	289,900
2.90% due 09/16/51[2,3]	200,000	164,662
Fort Moore Family Communities LLC
6.09% due 01/15/51[3]	460,337	435,157
Host Hotels & Resorts, LP
3.50% due 09/15/30	435,000	388,072
2.90% due 12/15/31	50,000	41,949
JPMorgan Chase & Co.
5.72% due 09/14/33[2]	300,000	310,410
2.96% due 05/13/31[2]	135,000	118,634
FS KKR Capital Corp.
2.63% due 01/15/27	250,000	224,396
3.25% due 07/15/27	200,000	181,926
Assurant, Inc.
6.10% due 02/27/26	200,000	203,181
2.65% due 01/15/32	250,000	201,872
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3]	250,000	214,274
3.13% due 06/15/31[3]	195,000	159,752
Macquarie Group Ltd.
2.87% due 01/14/33[2,3]	250,000	205,511
2.69% due 06/23/32[2,3]	200,000	164,115
Safehold GL Holdings LLC
2.85% due 01/15/32	271,000	219,611
2.80% due 06/15/31	180,000	147,900
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	554,000	363,338
Ares Finance Company II LLC
3.25% due 06/15/30[3]	410,000	362,071
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	350,000	361,267
Iron Mountain, Inc.
4.50% due 02/15/31[3]	261,000	236,340
5.63% due 07/15/32[3]	125,000	118,334
Fidelity National Financial, Inc.
3.40% due 06/15/30	255,000	227,250
2.45% due 03/15/31	150,000	124,260
Maple Grove Funding Trust I
4.16% due 08/15/51[3]	500,000	350,182
United Wholesale Mortgage LLC
5.50% due 04/15/29[3]	300,000	284,013
5.50% due 11/15/25[3]	50,000	49,684
Standard Chartered plc
4.64% due 04/01/31[2,3]	350,000	329,743
Jefferies Financial Group, Inc.
2.75% due 10/15/32	300,000	245,717
2.63% due 10/15/31	100,000	82,831
First American Financial Corp.
4.00% due 05/15/30	360,000	323,772
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	250,000	219,692
5.63% due 08/16/32	100,000	99,903
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	350,000	307,824
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	370,000	296,575
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	410,000	294,915
Reinsurance Group of America, Inc.
3.15% due 06/15/30	321,000	288,102
BPCE S.A.
7.00% due 10/19/34[2,3]	250,000	271,702
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,3]	300,000	263,912
Belrose Funding Trust
2.33% due 08/15/30[3]	320,000	255,572
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	290,000	252,005
Brookfield Finance, Inc.
3.50% due 03/30/51	280,000	204,747
4.70% due 09/20/47	50,000	43,462
UBS Group AG
2.10% due 02/11/32[2,3]	300,000	239,286
SBA Communications Corp.
3.13% due 02/01/29	250,000	224,624

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	250,000	$223,770
Societe Generale S.A.
2.89% due 06/09/32[2,3]	250,000	206,278
Stewart Information Services Corp.
3.60% due 11/15/31	250,000	194,731
Westpac Banking Corp.
3.02% due 11/18/36[2]	150,000	121,934
2.96% due 11/16/40	73,000	50,543
2.67% due 11/15/35[2]	27,000	21,962
Morgan Stanley
2.70% due 01/22/31[2]	220,000	192,319
Hunt Companies, Inc.
5.25% due 04/15/29[3]	200,000	178,403
Trustage Financial Group, Inc.
4.63% due 04/15/32[3]	200,000	174,185
Bank of America Corp.
2.59% due 04/29/31[2]	190,000	163,740
LPL Holdings, Inc.
4.00% due 03/15/29[3]	174,000	161,022
Americo Life, Inc.
3.45% due 04/15/31[3]	200,000	156,586
Capital One Financial Corp.
6.38% due 06/08/34[2]	150,000	154,380
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	200,000	153,196
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	190,000	135,132
Prudential Financial, Inc.
3.70% due 10/01/50[2]	130,000	112,702
Aretec Group, Inc.
10.00% due 08/15/30[3]	100,000	106,265
Corebridge Financial, Inc.
6.88% due 12/15/52[2]	100,000	99,661
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	110,000	93,637
Kennedy-Wilson, Inc.
4.75% due 03/01/29	109,000	91,006
Apollo Management Holdings, LP
2.65% due 06/05/30[3]	90,000	77,837
Brown & Brown, Inc.
2.38% due 03/15/31	90,000	73,778
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	100,000	71,358
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	100,000	69,731
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	100,000	67,121
American Equity Investment Life Holding Co.
5.00% due 06/15/27	69,000	66,262
Kemper Corp.
2.40% due 09/30/30	76,000	58,865
NFP Corp.
6.88% due 08/15/28[3]	52,000	52,863
Lincoln National Corp.
4.38% due 06/15/50	67,000	52,760
CNO Financial Group, Inc.
5.25% due 05/30/29	50,000	49,361
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]	50,000	48,898
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	35,000	34,825
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	50,000	34,814
Total Financial		17,722,642

Consumer, Non-cyclical - 2.3%
Altria Group, Inc.
3.70% due 02/04/51	350,000	246,244
3.40% due 05/06/30	170,000	155,070
4.45% due 05/06/50	50,000	39,649
CoStar Group, Inc.
2.80% due 07/15/30[3]	430,000	365,474
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32	200,000	162,832
5.50% due 01/15/30	100,000	98,278
4.38% due 02/02/52	100,000	74,444
Children’s Hospital Corp.
2.59% due 02/01/50	500,000	324,262
Global Payments, Inc.
2.90% due 05/15/30	210,000	184,712
2.90% due 11/15/31	140,000	119,754
Smithfield Foods, Inc.
2.63% due 09/13/31[3]	250,000	193,362
3.00% due 10/15/30[3]	110,000	90,302
Royalty Pharma plc
3.55% due 09/02/50	310,000	220,101
BAT Capital Corp.
3.98% due 09/25/50	300,000	211,134
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]	200,000	171,680
California Institute of Technology
3.65% due 09/01/19	225,000	160,235
Triton Container International Ltd.
3.15% due 06/15/31[3]	200,000	159,105
Universal Health Services, Inc.
2.65% due 10/15/30	150,000	127,189
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	150,000	124,850
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	100,000	80,058
Tenet Healthcare Corp.
4.63% due 06/15/28	75,000	71,574
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[3]	43,000	37,630
Central Garden & Pet Co.
4.13% due 04/30/31[3]	42,000	37,118
Total Consumer, Non-cyclical		3,455,057

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Industrial - 1.8%
Amsted Industries, Inc.
4.63% due 05/15/30[3]	470,000	$430,153
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	396,198
Stadco LA, LLC
3.75% due 05/15/56†††	500,000	346,410
Flowserve Corp.
3.50% due 10/01/30	270,000	238,505
2.80% due 01/15/32	100,000	82,602
TD SYNNEX Corp.
2.65% due 08/09/31	210,000	169,638
2.38% due 08/09/28	150,000	129,418
Vontier Corp.
2.95% due 04/01/31	350,000	294,507
Owens Corning
3.88% due 06/01/30	247,000	231,688
Level 3 Financing, Inc.
3.63% due 01/15/29	330,000	168,300
3.75% due 07/15/29	100,000	50,000
11.00% due 11/15/29†††	63,977	—
Weir Group plc
2.20% due 05/13/26[3]	200,000	185,936
Berry Global, Inc.
1.57% due 01/15/26	50,000	46,450
Norfolk Southern Corp.
4.10% due 05/15/21	50,000	37,648
Total Industrial		2,807,453

Consumer, Cyclical - 1.7%
Warnermedia Holdings, Inc.
4.28% due 03/15/32	400,000	366,082
5.14% due 03/15/52	173,000	148,495
Hyatt Hotels Corp.
5.38% due 04/23/25	220,000	220,244
5.75% due 04/23/30	190,000	196,314
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	367,000	373,390
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	310,338
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	245,000	245,696
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	200,000	196,961
Ferguson Finance plc
4.65% due 04/20/32[3]	200,000	193,246
United Airlines, Inc.
4.38% due 04/15/26[3]	150,000	146,161
British Airways Class A Pass Through Trust
2.90% due 03/15/35[3]	92,486	79,038
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	98,000	71,165
Total Consumer, Cyclical		2,547,130

Energy - 1.5%
BP Capital Markets plc
4.88% [2,9]	547,000	519,539
Venture Global LNG, Inc.
9.50% due 02/01/29[3]	200,000	211,633
9.88% due 02/01/32[3]	100,000	104,164
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]	328,000	256,708
ITT Holdings LLC
6.50% due 08/01/29[3]	248,000	219,391
Greensaif Pipelines Bidco SARL
6.13% due 02/23/38[3]	200,000	208,515
Kinder Morgan, Inc.
5.20% due 06/01/33	150,000	149,097
Targa Resources Corp.
6.50% due 03/30/34	100,000	107,927
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	110,000	105,903
Viper Energy, Inc.
7.38% due 11/01/31[3]	100,000	103,500
TransCanada PipeLines Ltd.
6.20% due 03/09/26	100,000	99,992
NuStar Logistics, LP
5.63% due 04/28/27	100,000	99,574
Parkland Corp.
4.63% due 05/01/30[3]	100,000	92,000
Total Energy		2,277,943

Communications - 1.5%
British Telecommunications plc
4.88% due 11/23/81[2,3]	350,000	299,214
9.63% due 12/15/30	100,000	123,740
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	300,000	267,090
Paramount Global
4.90% due 08/15/44	132,000	103,881
5.90% due 10/15/40	86,000	77,746
5.25% due 04/01/44	46,000	36,842
4.85% due 07/01/42	35,000	28,080
4.60% due 01/15/45	20,000	15,209
Cable One, Inc.
4.00% due 11/15/30[3]	300,000	242,892
Vodafone Group plc
4.13% due 06/04/81[2]	250,000	214,627
Rogers Communications, Inc.
4.55% due 03/15/52	200,000	174,417
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	180,000	160,394
Altice France S.A.
5.13% due 07/15/29[3]	200,000	155,604
CSC Holdings LLC
4.13% due 12/01/30[3]	200,000	152,150
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[3]	55,000	49,813
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[3]	56,000	42,711

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	50,000	$33,619
Discovery Communications LLC
5.20% due 09/20/47	26,000	22,399
McGraw-Hill Education, Inc.
5.75% due 08/01/28[3]	16,000	15,428
Total Communications		2,215,856

Technology - 1.0%
Broadcom, Inc.
4.93% due 05/15/37[3]	277,000	268,061
3.19% due 11/15/36[3]	26,000	21,069
Leidos, Inc.
2.30% due 02/15/31	250,000	209,251
Foundry JV Holdco LLC
5.88% due 01/25/34[3]	200,000	205,427
Qorvo, Inc.
4.38% due 10/15/29	119,000	112,901
3.38% due 04/01/31[3]	100,000	85,557
Oracle Corp.
3.95% due 03/25/51	217,000	169,925
MSCI, Inc.
3.63% due 11/01/31[3]	150,000	132,021
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	141,000	124,971
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	100,000	105,640
Twilio, Inc.
3.63% due 03/15/29	38,000	34,667
Total Technology		1,469,490

Basic Materials - 0.8%
Anglo American Capital plc
5.63% due 04/01/30[3]	200,000	202,997
2.63% due 09/10/30[3]	200,000	170,136
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]	200,000	194,926
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	190,000	182,721
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[3]	170,000	157,359
Yamana Gold, Inc.
2.63% due 08/15/31	150,000	126,441
Arsenal AIC Parent LLC
8.00% due 10/01/30[3]	100,000	104,336
Valvoline, Inc.
4.25% due 02/15/30[3]	50,000	49,598
Total Basic Materials		1,188,514

Utilities - 0.4%
AES Corp.
3.95% due 07/15/30[3]	220,000	203,125
Enel Finance International N.V.
5.00% due 06/15/32[3]	200,000	195,071
NRG Energy, Inc.
2.45% due 12/02/27[3]	200,000	180,317
Total Utilities		578,513

Total Corporate Bonds
(Cost $39,528,599)		34,262,598

U.S. GOVERNMENT SECURITIES†† - 22.1%
U.S. Treasury Notes
4.63% due 09/30/28[10]	11,402,600	11,769,621
4.13% due 07/31/28	7,490,000	7,567,241
4.00% due 02/29/28	2,060,000	2,066,759
2.75% due 02/15/28	650,000	621,334
U.S. Treasury Bonds
due 05/15/53[11,12]	12,650,000	4,014,071
due 11/15/52[11,12]	3,400,000	1,097,921
due 02/15/46[11,12]	2,455,000	964,070
due 05/15/44[11,12]	2,145,000	905,211
due 02/15/52[11,12]	2,180,000	709,632
due 11/15/44[11,12]	490,000	202,389
United States Treasury Inflation Indexed Bonds
0.13% due 10/15/25	1,422,936	1,368,204
0.13% due 04/15/25	1,405,557	1,355,343
1.25% due 04/15/28	410,300	399,583
1.38% due 07/15/33	192,481	186,595
Total U.S. Government Securities
(Cost $33,565,427)		33,227,974

ASSET-BACKED SECURITIES†† - 21.8%
Collateralized Loan Obligations - 12.9%
Octagon Investment Partners 49 Ltd.
2021-5A B, 7.21% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 01/15/33◊,3	1,750,000	1,737,995
BXMT Ltd.
2020-FL2 AS, 6.63% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,3	1,000,000	917,711
2020-FL3 C, 8.03% (1 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 11/15/37◊,3	250,000	210,046
Cerberus Loan Funding XXX, LP
2020-3A A, 7.51% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 01/15/33◊,3	1,000,000	995,985
Woodmont Trust
2020-7A A1A, 7.56% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,3	1,000,000	995,844
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.28% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,3	1,000,000	992,001
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.99% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,3	1,000,000	987,566

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.22% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,3	500,000	$494,989
2021-3A B, 7.51% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,3	500,000	485,815
LCCM Trust
2021-FL3 A, 6.93% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,3	600,000	591,457
2021-FL3 AS, 7.28% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,3	400,000	382,358
Cerberus Loan Funding XLIV LLC
2024-5A A, (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 01/15/36◊,3	950,000	950,000
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.50% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,3	750,000	722,165
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,13]	1,000,000	716,581
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.95% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,3	715,397	712,338
STWD Ltd.
2019-FL1 B, 7.08% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 07/15/38◊,3	750,000	704,286
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.96% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,3	650,848	648,289
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.91% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,3	500,000	500,045
Cerberus Loan Funding XL LLC
2023-1A A, 7.79% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,3	500,000	500,011
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.25% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,3	500,000	498,327
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.36% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,3	500,000	495,955
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.38% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,3	500,000	495,224
HERA Commercial Mortgage Ltd.
2021-FL1 B, 7.07% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,3	500,000	480,296
LoanCore Issuer Ltd.
2021-CRE6 C, 7.78% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,3	500,000	478,813
Golub Capital Partners CLO 54M L.P
2021-54A C, 8.30% (3 Month Term SOFR + 2.91%, Rate Floor: 2.65%) due 08/05/33◊,3	500,000	477,474
CHCP Ltd.
2021-FL1 C, 7.57% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊,3	500,000	473,077
KREF
2021-FL2 C, 7.48% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,3	500,000	462,185
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.18% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,3	457,970	453,431
CIFC Funding 2017-II Ltd.
2021-2A CR, 7.53% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 04/20/30◊,3	250,000	247,968
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.23% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,3	250,000	246,351
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.29% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,3	185,173	185,193
KREF Ltd.
2021-FL2 AS, 6.78% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	150,000	138,053
Cerberus Loan Funding XXXVI, LP
2021-6A A, 7.06% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,3	53,233	53,208
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[3,13]	162,950	640
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[8,13]	600,000	60
Total Collateralized Loan Obligations		19,431,737

Net Lease - 1.8%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]	1,070,972	1,010,736
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[3]	244,283	238,559
2020-1, 2.28% due 07/15/60[3]	224,863	205,772

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Capital Automotive REIT
2021-1A, 2.76% due 08/15/51[3]	497,604	$366,112
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[3]	348,542	335,394
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[3]	400,000	293,056
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]	246,823	208,892
Total Net Lease		2,658,521

Transport-Aircraft - 1.7%
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	427,083	371,955
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[3]	405,128	349,370
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	363,325	325,539
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	328,736	299,101
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	354,314	295,859
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	332,692	283,823
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]	224,934	206,460
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 1.19%, Rate Floor: 0.93%) due 03/23/24◊,3	196,989	196,118
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	189,051	173,271
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	67,608	63,199
Total Transport-Aircraft		2,564,695

Financial - 1.5%
KKR Core Holding Company LLC
4.00% due 08/12/31†††	536,679	482,533
Project Onyx I
7.67% due 01/26/27†††	436,920	436,789
Madison Avenue Secured Funding Trust
2023-1, 7.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,3	350,000	350,000
LVNV Funding LLC
7.80% due 11/05/28†††	250,000	261,030
Thunderbird A
5.50% due 03/01/37†††	224,340	211,344
Lightning A
5.50% due 03/01/37†††	220,993	208,191
Project Onyx II
7.67% due 01/26/27†††	141,311	141,256
Nassau LLC
2019-1, 3.98% due 08/15/34[3]	126,687	121,379
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[3]	99,690	96,765
Total Financial		2,309,287

Whole Business - 1.4%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]	774,000	706,146
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	495,000	474,236
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]	487,500	418,762
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	328,125	323,047
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[3]	236,976	193,384
Total Whole Business		2,115,575

Infrastructure - 0.8%
Stack Infrastructure Issuer LLC
2023-1A, 5.90% due 03/25/48[3]	500,000	491,986
Hotwire Funding LLC
2021-1, 2.31% due 11/20/51[3]	250,000	225,498
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	250,000	225,280
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	250,000	224,058
Total Infrastructure		1,166,822

Single Family Residence - 0.8%
FirstKey Homes Trust
2021-SFR1, 1.79% due 08/17/38[3]	600,000	541,911
2020-SFR2, 4.50% due 10/19/37[3]	150,000	140,466
2020-SFR2, 4.00% due 10/19/37[3]	150,000	140,046
2020-SFR2, 3.37% due 10/19/37[3]	100,000	92,691
Tricon Residential Trust
2023-SFR2, 5.00% due 12/17/28[3]	250,000	238,428
Total Single Family Residence		1,153,542

Transport-Container - 0.5%
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[3]	353,012	311,330
Textainer Marine Containers Ltd.
2021-3A, 1.94% due 08/20/46[3]	244,000	209,303
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	157,080	146,578
Total Transport-Container		667,211

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]	750,000	653,625
Total Asset-Backed Securities
(Cost $34,241,263)		32,721,015

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 1.8%
Consumer, Cyclical - 0.6%
MB2 Dental Solutions LLC
11.46% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	422,178	$417,694
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	346,500	343,253
Pacific Bells LLC
10.11% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	90,034	89,499
New Trojan Parent, Inc.
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28	97,500	25,281
Total Consumer, Cyclical		875,727

Financial - 0.4%
Higginbotham Insurance Agency, Inc.
10.96% (1 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 11/24/28†††	288,035	285,353
10.96% (1 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 11/25/28†††	85,186	84,393
Jane Street Group LLC
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/26/28	124,889	125,236
Citadel Securities, LP
7.97% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 07/29/30	99,750	99,875
HighTower Holding LLC
9.64% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	55,198	54,946
Total Financial		649,803

Technology - 0.3%
Datix Bidco Ltd.
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP 300,000	380,541
RLDatix
9.94% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	129,574	128,925
Total Technology		509,466

Consumer, Non-cyclical - 0.3%
Quirch Foods Holdings LLC
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	146,487	146,213
Mission Veterinary Partners
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	146,643	145,269
Southern Veterinary Partners LLC
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27	105,449	105,001
HAH Group Holding Co. LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	33,998	33,637
Elanco Animal Health, Inc.
7.19% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	24,306	24,134
Total Consumer, Non-cyclical		454,254

Industrial - 0.2%
Mileage Plus Holdings LLC
10.77% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	175,000	180,750
Air Canada
9.14% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28	49,418	49,495
Total Industrial		230,245

Total Senior Floating Rate Interests
(Cost $2,802,928)		2,719,495

FEDERAL AGENCY BONDS†† - 1.3%
Tennessee Valley Authority
4.25% due 09/15/65	1,000,000	916,445
5.38% due 04/01/56	750,000	831,019
Tennessee Valley Authority Principal Strips
due 01/15/48[11,12]	500,000	154,396
Total Federal Agency Bonds
(Cost $2,556,450)		1,901,860

MUNICIPAL BONDS†† - 0.2%
Illinois - 0.2%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	333,333	334,035
Total Municipal Bonds
(Cost $338,726)		334,035

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 3,900,000	$5,717
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 3,850,000	5,644
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 1,950,000	2,859
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 1,600,000	2,346
Total OTC Options Purchased
(Cost $51,002)		16,566

Total Investments - 103.0%
(Cost $165,925,669)		$154,754,435
Other Assets & Liabilities, net - (3.0)%		(4,471,905)
Total Net Assets - 100.0%		$150,282,530

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	60	Jun 2025	$14,485,500	$109,629

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount~	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR 1,600,000	$(36,307)	$(11,289)	$(25,018)
BofA Securities, Inc.	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	990,000	(57,749)	3,935	(61,684)
							$(94,056)	$(7,354)	$(86,702)

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.48%	Annually	11/02/33	$6,380,000	$528,960	$298	$528,662
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.35%	Annually	10/03/28	5,000,000	177,721	306	177,415
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.51%	Annually	10/11/28	3,852,000	164,239	303	163,936
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.99%	Annually	10/11/25	9,089,000	122,469	286	122,183
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.50%	Annually	11/02/30	462,000	28,071	296	27,775
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28	5,000,000	(33,360)	274	(33,634)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	5,000,000	(143,014)	91	(143,105)
								$845,086	$1,854	$843,232

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements Sold Short††
JPMorgan Chase Bank, N.A.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Receive	4.53% (Federal Funds Rate - 0.80%)	At Maturity	01/06/25	1,965	$217,447	$(7,820)
OTC Equity Index Swap Agreements††
JPMorgan Chase Bank, N.A.	Vanguard Intermediate-Term Corporate Bond ETF	Pay	5.18% (Federal Funds Rate - 0.15%)	At Maturity	01/04/24	2,427	197,267	6,213
Bank of America, N.A.	Vanguard Short-Term Corporate Bond ETF	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	01/06/25	2,427	187,777	2,439
							$385,044	$8,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Barclays Bank plc	GBP	Sell	303,000	380,733 USD	01/17/24	$(5,580)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $59,174,201 (cost $63,816,047), or 39.4% of total net assets.

[4]	Affiliated issuer.
[5]	Rate indicated is the 7-day yield as of December 31, 2023.
[6]	Security is an interest-only strip.
[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2023. See table below for additional step information for each security.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $704,553 (cost $714,941), or 0.5% of total net assets — See Note 9.

[9]	Perpetual maturity.
[10]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2023, the total market value of segregated or earmarked securities was $11,769,621 — See Note 11.

[11]	Zero coupon rate security.
[12]	Security is a principal-only strip.
[13]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
BofA — Bank of America
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$1,369	$—	$8		$1,377
Preferred Stocks	—	3,884,666	—		3,884,666
Warrants	73	—	—	*	73
Mutual Funds	6,323,894	—	—		6,323,894
Money Market Fund	2,504,371	—	—		2,504,371
Collateralized Mortgage Obligations	—	35,947,545	908,966		36,856,511
Corporate Bonds	—	33,554,921	707,677		34,262,598
U.S. Government Securities	—	33,227,974	—		33,227,974
Asset-Backed Securities	—	30,629,872	2,091,143		32,721,015
Senior Floating Rate Interests	—	1,422,589	1,296,906		2,719,495
Federal Agency Bonds	—	1,901,860	—		1,901,860
Municipal Bonds	—	334,035	—		334,035
Options Purchased	—	16,566	—		16,566
Interest Rate Futures Contracts**	109,629	—	—		109,629
Interest Rate Swap Agreements**	—	1,019,971	—		1,019,971
Equity Index Swap Agreements**	—	8,652	—		8,652
Total Assets	$8,939,336	$141,948,651	$5,004,700		$155,892,687

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$86,702	$—	$86,702
Interest Rate Swap Agreements**	—	176,739	—	176,739
Forward Foreign Currency Exchange Contracts**	—	5,580	—	5,580
Credit Index Swap Agreements**	—	7,820	—	7,820
Unfunded Loan Commitments (Note 8)	—	—	399	399
Total Liabilities	$—	$276,841	$399	$277,240

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $4,549,375 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$1,163,098	Yield Analysis	Yield	6.2%-6.9%	6.5%
Asset-Backed Securities	578,045	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	350,000	Third Party Pricing	Broker Quote	—	—
Collaterized Mortgage Obligations	908,966	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	8	Model Price	Liquidation Value	—	—
Corporate Bonds	707,677	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	1,296,906	Yield Analysis	Yield	10.2%-11.8%	11.0%
Total Assets	$5,004,700
Liabilities:
Unfunded Loan Commitments	$399	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2023, the Fund did not have securities transfer into Level 3 from Level 2 and had securities with a total value of $291,542 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2023:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,198,541	$1,634,137	$344,600	$1,576,324	$7	$4,753,609	$(1,569)
Purchases/(Receipts)	1,348,496	—	350,000	139,231	—	1,837,727	(1,282)
(Sales, maturities and paydowns)/Fundings	(475,540)	(761,139)	—	(192,887)	—	(1,429,566)	1,663
Amortization of premiums/discounts	—	(3,506)	—	3,736	—	230	1,282
Total realized gains (losses) included in earnings	—	—	—	(1,881)	—	(1,881)	(854)
Total change in unrealized appreciation (depreciation) included in earnings	19,706	39,474	13,077	63,865	1	136,123	361
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(60)	—	—	(291,482)	—	(291,542)	—
Ending Balance	$2,091,143	$908,966	$707,677	$1,296,906	$8	$5,004,700	$(399)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2023	$19,880	$9,387	$13,077	$31,882	$1	$74,227	$(399)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES E (TOTAL RETURN BOND SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Total Return Bond Fund — R6-Class	$5,884,003	$276,896	$—	$—	$162,995	$6,323,894	265,375	$277,512

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $158,918,659)	$148,430,541
Investments in affiliated issuers, at value (cost $7,007,010)	6,323,894
Segregated cash with broker	221,316
Unamortized upfront premiums paid on credit default swap agreements	3,935
Unamortized upfront premiums paid on interest rate swap agreements	1,854
Unrealized appreciation on OTC swap agreements	8,652
Prepaid expenses	4,083
Receivables:
Securities sold	1,570,758
Interest	1,183,532
Dividends	27,621
Variation margin on futures contracts	6,000
Fund shares sold	1,110
Variation margin on credit default swap agreements	207
Total assets	157,783,503

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $—)	399
Reverse repurchase agreements	4,549,375
Overdraft due to custodian bank	1,761
Unamortized upfront premiums received on credit default swap agreements	11,289
Unrealized depreciation on OTC swap agreements	7,820
Unrealized depreciation on forward foreign currency exchange contracts	5,580
Payable for:
Securities purchased	2,532,474
Variation margin on interest rate swap agreements	156,906
Fund shares redeemed	62,731
Management fees	45,392
Distribution and service fees	31,474
Fund accounting/administration fees	4,389
Protection fees on credit default swap agreements	2,239
Transfer agent/maintenance fees	2,012
Swap settlement	1,836
Trustees’ fees*	1,799
Miscellaneous	83,497
Total liabilities	7,500,973
Net assets	$150,282,530

Net assets consist of:
Paid in capital	$170,625,342
Total distributable earnings (loss)	(20,342,812)
Net assets	$150,282,530
Capital shares outstanding	10,441,572
Net asset value per share	$14.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$46,667
Dividends from securities of affiliated issuers	277,512
Interest (net of foreign withholding tax of $641)	7,294,751
Total investment income	7,618,930

Expenses:
Management fees	552,326
Distribution and service fees	354,998
Transfer agent/maintenance fees	25,216
Interest expense	259,541
Professional fees	106,019
Fund accounting/administration fees	66,246
Custodian fees	29,181
Trustees’ fees*	16,971
Line of credit fees	9,309
Miscellaneous	19,482
Total expenses	1,439,289
Less:
Expenses reimbursed by Adviser	(270)
Expenses waived by Adviser	(95,462)
Earnings credits applied	(6,241)
Total waived/reimbursed expenses	(101,973)
Net expenses	1,337,316
Net investment income	6,281,614

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,449,407)
Swap agreements	(179,010)
Futures contracts	50,435
Options purchased	(89,123)
Options written	(110,514)
Forward foreign currency exchange contracts	(2,396)
Foreign currency transactions	306
Net realized loss	(8,779,709)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,630,805
Investments in affiliated issuers	162,995
Swap agreements	1,150,513
Futures contracts	132,006
Options purchased	(28,989)
Forward foreign currency exchange contracts	(19,515)
Foreign currency translations	41
Net change in unrealized appreciation (depreciation)	12,027,856
Net realized and unrealized gain	3,248,147
Net increase in net assets resulting from operations	$9,529,761

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,281,614	$5,266,149
Net realized loss on investments	(8,779,709)	(6,503,282)
Net change in unrealized appreciation (depreciation) on investments	12,027,856	(26,542,165)
Net increase (decrease) in net assets resulting from operations	9,529,761	(27,779,298)

Distributions to shareholders	(5,275,065)	(4,733,547)

Capital share transactions:
Proceeds from sale of shares	33,336,930	30,323,241
Distributions reinvested	5,275,065	4,733,547
Cost of shares redeemed	(27,650,396)	(41,680,379)
Net increase (decrease) from capital share transactions	10,961,599	(6,623,591)
Net increase (decrease) in net assets	15,216,295	(39,136,436)

Net assets:
Beginning of year	135,066,235	174,202,671
End of year	$150,282,530	$135,066,235

Capital share activity:
Shares sold	2,359,120	1,979,951
Shares issued from reinvestment of distributions	378,412	323,330
Shares redeemed	(1,967,697)	(2,743,296)
Net increase (decrease) in shares	769,835	(440,015)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$13.97	$17.23	$18.09	$16.13	$15.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.53	.44	.39	.38
Net gain (loss) on investments (realized and unrealized)	.33	(3.29)	(.51)	1.88	.34
Total from investment operations	.95	(2.76)	(.07)	2.27	.72
Less distributions from:
Net investment income	(.53)	(.46)	(.30)	(.31)	(.44)
Net realized gains	—	(.04)	(.49)	—	—
Total distributions	(.53)	(.50)	(.79)	(.31)	(.44)
Net asset value, end of period	$14.39	$13.97	$17.23	$18.09	$16.13

Total Return[b]	6.95%	(16.15%)	(0.43%)	14.21%	4.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$150,283	$135,066	$174,203	$177,103	$128,209
Ratios to average net assets:
Net investment income (loss)	4.44%	3.54%	2.51%	2.27%	2.33%
Total expenses[c]	1.02%	0.90%	0.85%	0.88%	0.94%
Net expenses[d,e]	0.95%	0.85%	0.78%	0.78%	0.78%
Portfolio turnover rate	91%	51%	84%	123%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.76%	0.76%	0.78%	0.77%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series F (Floating Rate Strategies Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Christopher Keywork, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 11.12%, underperforming the Credit Suisse Leveraged Loan Index (“Index”), the Fund’s benchmark, which returned 13.04% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Leveraged loans had their best calendar year since 2009, returning 13%, driven primarily by high interest return as well as modest market value gains. The technical backdrop was supportive for loan prices, as demand, driven by solid collateralized loan obligation (“CLO”) origination, outpaced net new loan issuance, the proxy for supply. Additionally, credit spreads tightened over the course of the year as the market increasingly priced in expectations of a softer landing. Issuer fundamentals weakened due to inflationary pressures and higher borrowing costs, but on average leverage and interest coverage remain relatively in-line with historical levels given their solid starting point entering this cycle. As a result, the default rate ticked higher but remains below the long-term average.

Breaking down the Fund’s annual performance, by sector, credit selection in Capital Goods was the largest contributor to performance, whereas selection in Consumer Cyclicals was the most impactful detractor due to several idiosyncratic credit issues in the sector. By rating, selection in the CCC ratings category as well as in Non-Rated (“NR”, largely upper middle market) issuers benefitted performance. Additionally, given that lower ratings categories outperformed this year, the Fund’s performance benefitted from the underweight to BBs, but this was offset by the underweight to CCCs for the year. Given liquidity requirements including large inflows and outflows as percentage of the Fund’s size, the Fund has an allocation to a bank loan ETF and is generally positioned up in liquidity, which hurt performance in such a strong year for the index.

How did the Fund use derivatives during the Reporting Period?

The Fund used derivatives in the form of forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had a negligible impact on performance for the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Loan discount margins (spreads) ended the year at ~545 basis points (or “bps,” with one basis point equal to 0.01%), tighter by ~75bps from where they started the year given the market strength. That said, we remain cautious of where we are in the cycle. The default rate remains below the historical average, but we expect the pace of defaults to pick up as inflation and higher borrowing costs continue to weigh on corporate cash flows. As such, we view current loan credit spreads as closer to fair value and believe that credit selection remains pivotal.

We believe the fund is defensively positioned given the up-in-quality nature of its underlying constituents versus the broader market. At the end of the Reporting Period, the Fund was underweight the CCC-and-below segment by approximately 417 basis points, and the distress ratio (loans trading below 80) was 0.9% for the portfolio versus 4.4% for the Benchmark. As such, we expect the Fund will continue to avoid the worst-performing names in the benchmark and demonstrate lower defaults and losses versus the broader market. Additionally, an increase in defaults could drive spreads wider, which would widen the opportunity set to add selectively using our bottom-up approach.

In terms of portfolio positioning, although focus has shifted slightly to the primary market, we continue to review both primary and secondary market opportunities, evaluate the risk of our existing positions, and look to use the market strength to opportunistically exit or trim some names we believe have traded up tight to fair value.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings	% of Total Net Assets
SPDR Blackstone Senior Loan ETF	3.0%
Arsenal AIC Parent LLC, 9.86%	0.9%
Atlantic Aviation, 8.22%	0.9%
Nomad Foods Limited, 8.47%	0.9%
Central Parent LLC, 9.35%	0.9%
Restaurant Brands, 7.61%	0.9%
Worldpay	0.8%
Delos Aircraft Leasing, 7.35%	0.8%
Hilton Worldwide Finance LLC, 7.46%	0.8%
Medline Borrower LP, 8.47%	0.8%
Top Ten Total	10.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series F (Floating Rate Strategies Series)	11.12%	3.98%	3.40%
Credit Suisse Leveraged Loan Index	13.04%	5.56%	4.44%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	9.4%
BB	29.4%
B	49.1%
CCC	0.6%
NR2	0.3%
Other Instruments	11.2%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS††† - 0.3%

Industrial - 0.3%
API Heat Transfer Intermediate*	123	$171,932
BP Holdco LLC*,1	11,609	14,072
Vector Phoenix Holdings, LP*	11,609	288
Total Industrial		186,292

Financial - 0.0%
Tensor Ltd.*	9,240	1

Total Common Stocks
(Cost $204,510)		186,293

EXCHANGE-TRADED FUNDS† - 3.0%
SPDR Blackstone Senior Loan ETF	41,700	1,748,481
Total Exchange-Traded Funds
(Cost $1,760,867)		1,748,481

MONEY MARKET FUND† - 8.5%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.22%[2]	5,042,656	5,042,656
Total Money Market Fund
(Cost $5,042,656)		5,042,656

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 93.6%
Consumer, Non-cyclical - 19.7%
Nomad Foods Limited
8.47% (6 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 11/08/29	514,991	515,929
Medline Borrower LP
8.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/23/28	498,731	500,756
Electron BidCo, Inc.
due 11/01/28	498,731	499,424
Aramark Services, Inc.
7.22% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 01/15/27	250,000	249,453
7.97% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 06/21/30	248,750	249,021
DaVita, Inc.
due 08/12/26	498,687	498,153
Summit Behavioral Healthcare, LLC
due 11/24/28	498,731	497,484
Topgolf Callaway Brands Corp.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 03/15/30	497,497	496,979
VC GB Holdings I Corp.
8.61% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/21/28	490,000	486,149
Triton Water Holdings, Inc.
8.86% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/31/28	489,745	484,603
Southern Veterinary Partners LLC
due 10/05/27	473,779	471,765
Bombardier Recreational Products, Inc.
7.46% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/24/27	472,116	469,165
Grifols Worldwide Operations USA, Inc.
7.54% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/15/27	464,267	463,686
Medical Solutions Parent Holdings, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/01/28	491,652	457,443
CHG PPC Parent LLC
8.47% (1 Month Term SOFR + 3.11%, Rate Floor: 3.61%) due 12/08/28†††	448,846	448,846
Dermatology Intermediate Holdings III, Inc.
9.63% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	460,942	444,666
National Mentor Holdings, Inc.
9.20% (1 Month Term SOFR + 3.85%, Rate Floor: 4.60%) due 03/02/28	438,875	397,182
Froneri US, Inc.
7.71% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/29/27	392,952	393,109
Resonetics LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/28/28	392,965	392,556
Hearthside Group Holdings LLC
9.34% (3 Month Term SOFR + 3.69%, Rate Floor: 3.69%) due 05/23/25	374,365	298,088
Cambrex Corp.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	299,959	293,135
Heritage Grocers Group LLC
12.20% (3 Month Term SOFR + 6.85%, Rate Floor: 7.60%) due 08/01/29	248,744	248,371
Kronos Acquisition Holdings, Inc.
9.36% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/22/26	244,165	243,723
HAH Group Holding Co. LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	246,204	243,589
Mission Veterinary Partners
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	244,406	242,116
Del Monte Foods, Inc.
9.71% ((1 Month Term SOFR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 4.25%) due 05/16/29	247,500	231,103
Weber-Stephen Products LLC
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/29/27	245,364	213,729
Osmosis Holdings Australia II Pty Ltd.
9.09% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/28	197,766	197,656

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Reynolds Consumer Products LLC
7.21% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/04/27	193,013	$193,237
Energizer Holdings, Inc.
7.72% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 12/22/27	188,903	188,510
Chefs’ Warehouse, Inc.
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	184,167	183,629
Surgery Center Holdings, Inc.
due 12/04/30	170,000	170,496
Hayward Industries, Inc.
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 05/30/28	132,976	132,762
TGP Holdings LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	114,142	99,303
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	98,750	64,434
Total Consumer, Non-cyclical		11,660,250

Consumer, Cyclical - 17.8%
Restaurant Brands
7.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/20/30	503,304	503,122
Hilton Worldwide Finance LLC
7.46% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/08/30	500,000	501,520
Station Casinos LLC
due 02/08/27	498,689	499,218
Guardian US HoldCo LLC
9.35% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/31/30	497,500	498,535
Hanesbrands, Inc.
9.11% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/08/30	498,245	496,999
Caesars Entertainment, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/06/30	496,250	496,950
PetSmart LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/11/28	502,125	495,848
WIRB - Copernicus Group, Inc.
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/08/27	494,002	494,467
Fertitta Entertainment LLC
9.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	492,481	492,378
Petco Health And Wellness Company, Inc.
8.86% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/03/28	476,931	449,889
Flutter Financing B.V.
7.70% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 11/18/30	440,000	440,365
American Tire Distributors, Inc.
11.91% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28	443,250	368,341
CCRR Parent, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/06/28	288,215	278,488
Go Daddy Operating Company LLC
7.86% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 11/09/29	273,625	274,334
PCI Gaming Authority, Inc.
7.97% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/29/26	250,000	250,657
Belron Finance US LLC
8.00% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/18/29	249,375	249,687
Wyndham Hotels & Resorts, Inc.
7.71% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 05/24/30	248,750	249,280
MX Holdings US, Inc.
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/25/28	248,750	249,218
BCPE Empire Holdings, Inc.
10.11% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 12/11/28	248,750	249,185
Scientific Games Holdings, LP
8.66% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/04/29	247,500	247,376
Thevelia US LLC
9.50% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 06/18/29	246,250	246,046
Eyemart Express LLC
8.49% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 08/31/27	247,180	239,146
Sweetwater Sound
9.72% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/07/28	237,166	235,981
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28	234,313	234,020
Congruex Group LLC
11.28% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29†††	246,250	233,937
Entain Holdings (Gibraltar) Ltd.
8.95% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/31/29	233,323	233,566
Ontario Gaming GTA LP
9.60% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/01/30	220,524	221,271
Eagle Parent Corp.
9.60% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	221,063	218,576
Galaxy US Opco, Inc.
10.13% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/29†††	247,500	202,950
Packers Holdings LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28	246,265	154,038

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
TMF Sapphire Bidco BV
10.41% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 05/03/28	136,648	$137,161
Michaels Stores, Inc.
9.86% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/15/28	159,398	131,822
Mavis Tire Express Services TopCo Corp.
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	96,505	96,560
WW International, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28	94,500	66,465
New Trojan Parent, Inc.
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28	246,212	63,840
EG Finco Ltd.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/07/28	22,138	21,695
Total Consumer, Cyclical		10,522,931

Industrial - 17.4%
Atlantic Aviation
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/22/28	522,824	521,716
Ring Container Technologies Group LLC
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/14/28	498,728	499,456
Anchor Packaging LLC
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/20/26	494,055	489,886
American Bath Group LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/23/27	492,994	484,036
LTI Holdings, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 09/08/25	499,351	480,940
Arcline FM Holdings LLC
10.36% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	474,088	473,201
Hunter Douglas, Inc.
8.88% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	444,375	442,042
Park River Holdings, Inc.
8.91% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/28/27	440,949	429,652
FCG Acquisitions, Inc
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/31/28	340,633	340,463
Berry Global, Inc.
7.22% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 07/01/26	332,143	332,947
STS Operating, Inc. (SunSource)
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/11/24	294,006	294,741
Fugue Finance LLC
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/31/28	277,900	278,725
Charter Next Generation, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/01/27	277,334	278,288
GYP Holdings III Corp.
8.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/12/30	250,000	250,625
Service Logic Acquisition, Inc.
9.64% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/29/27	248,724	248,309
TricorBraun Holdings, Inc.
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/03/28	249,643	247,848
Harsco Corporation
7.72% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 03/10/28	247,462	246,658
Aegion Corp.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28	245,749	245,646
USIC Holding, Inc.
9.11% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/12/28	246,485	244,143
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/05/30†††	224,438	224,999
Pelican Products, Inc.
9.75% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28	242,884	223,859
Michael Baker International LLC
10.47% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 12/01/28†††	223,858	223,298
Ravago Holdings America, Inc.
8.11% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/06/28	216,484	214,860
Gates Global LLC
8.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 11/16/29	207,375	207,817
TransDigm, Inc.
8.60% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/28/31	196,750	197,488
Pro Mach Group, Inc.
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/31/28	196,056	196,424
DG Investment Intermediate Holdings 2, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/31/28	195,006	192,918
Brown Group Holding LLC
8.21% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 06/07/28	191,505	191,574
Titan Acquisition Ltd. (Husky)
8.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/28/25	188,499	188,107

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Berlin Packaging LLC
9.21% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 3.75%) due 03/13/28	146,625	$146,641
Spring Education Group, Inc.
9.85% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 10/04/30	146,071	146,400
API Heat Transfer
13.64% (3 Month Term SOFR + 8.00%, Rate Floor: 8.00%) due 11/10/27†††	81,269	81,269
10.64% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27†††	47,037	47,037
Mileage Plus Holdings LLC
10.77% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	105,350	108,812
CPM Holdings, Inc.
9.84% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/22/28	100,379	100,630
XPO, Inc.
due 02/28/31	100,000	100,042
Air Canada
9.14% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28	98,750	98,904
CPG International LLC
7.96% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/29	98,750	98,799
Protective Industrial Products, Inc.
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/29/27†††	98,236	97,254
TK Elevator Midco GmbH
9.38% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/30/27	97,041	97,162
Barnes Group, Inc.
8.46% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/03/30	89,775	89,955
Osmose Utility Services, Inc.
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/23/28	72,459	72,332
Sundyne (Star US Bidco)
due 03/17/27	70,871	70,747
United Airlines, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/21/28	63,040	63,180
Total Industrial		10,309,830

Financial - 10.4%
USI, Inc.
8.60% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/13/30	300,000	300,093
8.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 11/22/29	207,847	208,009
Worldpay
due 09/21/30	500,000	501,875
Delos Aircraft Leasing
7.35% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/01/27	500,000	501,625
Duff & Phelps
9.10% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	474,270	469,134
FleetCor Technologies Operating Company LLC
7.21% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/28/28	390,986	391,049
Virtu Financial
8.46% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/12/29	383,778	384,066
Citadel Securities, LP
7.97% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 07/29/30	357,297	357,744
Jane Street Group LLC
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/26/28	275,435	276,200
AmWINS Group, Inc.
7.72% (1 Month Term SOFR + 2.36%, Rate Floor: 3.11%) due 02/22/28	251,344	251,412
HarbourVest Partners, LP
8.35% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/22/30†††	249,375	249,998
Capstone Borrower, Inc.
9.10% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 06/17/30	247,628	247,113
Focus Financial Partners, LLC
8.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/30/28	246,875	247,080
Teneo Holdings LLC
10.71% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	247,416	246,797
Asurion LLC
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	243,163	241,990
Aretec Group, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/09/30	238,800	238,284
Nexus Buyer LLC
due 12/11/30	220,000	217,939
Apex Group Treasury LLC
10.40% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 07/27/28†††	198,500	197,756
Zodiac Pool Solutions LLC
7.38% (1 Month Term SOFR + 1.93%, Rate Floor: 1.93%) due 01/29/29	164,025	163,649
Franchise Group, Inc.
10.44% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	199,776	158,622
GIP Pilot Acquisition Partners LP
8.39% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/04/30	101,430	101,346
Osaic Holdings, Inc.
9.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/28	95,000	95,203

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Jones Deslauriers Insurance Management, Inc.
9.62% (6 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/15/30	90,000	$90,263
Total Financial		6,137,247

Technology - 10.0%
Central Parent LLC
9.35% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/06/29	501,822	503,820
Emerald TopCo, Inc. (Press Ganey)
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/24/26	495,360	489,415
Athenahealth Group, Inc.
8.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/15/29	439,057	436,642
Planview Parent, Inc.
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/17/27	353,753	349,972
Imprivata, Inc.
9.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/01/27	246,250	246,954
9.22% (1 Month Term SOFR + 3.86%, Rate Floor: 4.36%) due 12/01/27	89,311	89,518
Conair Holdings LLC
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 05/17/28	323,459	316,518
Polaris Newco LLC
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 06/02/28	318,698	313,997
Peraton Corp.
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/01/28	285,553	285,910
Xerox Corp.
9.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/19/29	281,030	280,679
Atlas CC Acquisition Corp.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	286,568	266,020
CoreLogic, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/02/28	269,788	261,864
Indicor, LLC
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/22/29	245,752	246,120
Ascend Learning LLC
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/11/28	245,000	240,441
Gen Digital, Inc.
7.46% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 09/12/29	240,111	240,186
Cloud Software Group, Inc.
9.95% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/29/28	243,542	236,959
Sabre GLBL, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/17/27	144,699	126,105
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 06/30/28	87,599	77,569
Iron Mountain Information Management Services, Inc.
due 01/31/31	190,000	189,882
Instructure Holdings, Inc.
due 10/30/28	175,512	176,170
Park Place Technologies, LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27	172,342	171,172
Ciena Corp.
7.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/24/30	135,000	135,226
Dun & Bradstreet
8.21% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/06/26	89,525	89,652
iSolved, Inc.
9.48% (6 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/14/30	85,500	85,500
DCert Buyer, Inc.
9.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/16/26	29,615	29,306
Total Technology		5,885,597

Communications - 9.9%
McGraw Hill LLC
10.22% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/28/28	501,717	500,568
Virgin Media Bristol LLC
7.98% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28	500,406	497,834
UPC Broadband Holding BV
8.48% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/31/29	500,000	497,605
Playtika Holding Corp.
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/13/28	489,722	488,703
CSC Holdings LLC
9.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/18/28	486,391	469,066
Altice France SA
10.89% (3 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 08/15/28	467,846	418,918
Ziggo Financing Partnership
7.98% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/28	400,000	398,428
Telenet Financing USD LLC
7.48% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/28/28	400,000	397,100
Level 3 Financing, Inc.
7.22% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 03/01/27	387,478	368,104

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Zayo Group Holdings, Inc.
8.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	$343,715
Cengage Learning Acquisitions, Inc.
10.41% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	253,485	253,947
Cincinnati Bell, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/22/28	248,101	245,399
Flight Bidco, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/23/25	246,104	241,797
Radiate Holdco LLC
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/25/26	246,231	196,273
Charter Communications Operating, LLC
due 12/09/30	190,000	189,208
Xplornet Communications, Inc.
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28	293,250	174,255
Simon & Schuster
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/30/30	129,600	129,924
Internet Brands, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/13/24	69,603	69,634
Total Communications		5,880,478

Basic Materials - 4.5%
Arsenal AIC Parent LLC
9.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30	528,637	530,123
Illuminate Buyer LLC
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/30/27	454,071	454,298
CTEC III GmbH
7.46% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/16/29	EUR 400,000	437,403
LSF11 A5 HoldCo LLC
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/16/28	359,872	360,473
Nouryon USA LLC
9.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28	243,775	244,324
9.47% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28	90,668	90,922
Platform Specialty Products
due 12/09/30	147,600	147,969
INEOS Ltd.
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/29/26	145,936	145,863
Vantage Specialty Chemicals, Inc.
10.11% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/26/26	104,213	100,174
W.R. Grace Holdings LLC
9.36% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/22/28	98,000	98,158
Ineos US Finance LLC
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/18/30	74,625	74,625
Total Basic Materials		2,684,332

Energy - 2.7%
Traverse Midstream Partners LLC
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/16/28	486,328	486,124
UGI Energy Services LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/22/30	247,244	247,415
AL GCX Holdings LLC
8.95% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/17/29	242,735	242,796
Par Petroleum LLC
9.74% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/28/30	148,875	148,763
BANGL LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	146,380	146,425
ITT Holdings LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/05/30	114,713	115,048
TransMontaigne Operating Company LP
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/17/28	103,309	102,866
Bip PipeCo Holdings LLC
8.62% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/04/30	100,000	99,625
Total Energy		1,589,062

Utilities - 1.2%
Calpine Construction Finance Company, LP
7.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/31/30	498,750	498,376
TerraForm Power Operating LLC
7.95% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/21/29	227,960	227,460
Total Utilities		725,836

Total Senior Floating Rate Interests
(Cost $56,147,074)		55,395,563

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
CORPORATE BONDS†† - 0.1%
Industrial - 0.1%
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3]	90,000	$69,412
Level 3 Financing, Inc.
11.00% due 11/15/29†††	245,761	—
Total Industrial		69,412

Total Corporate Bonds
(Cost $87,876)		69,412

Total Investments - 105.5%
(Cost $63,242,983)		$62,442,405
Other Assets & Liabilities, net - (5.5)%		(3,272,592)
Total Net Assets - 100.0%		$59,169,813

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Barclays Bank plc	EUR	Sell	431,000	465,936 USD	01/17/24	$(10,288)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $69,412 (cost $87,876), or 0.1% of total net assets.

EUR — Euro
EURIBOR — European Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$186,293		$186,293
Exchange-Traded Funds	1,748,481	—	—		1,748,481
Money Market Fund	5,042,656	—	—		5,042,656
Senior Floating Rate Interests	—	53,388,219	2,007,344		55,395,563
Corporate Bonds	—	69,412	—	*	69,412
Total Assets	$6,791,137	$53,457,631	$2,193,637		$62,442,405

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$10,288	$—	$10,288

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Category	Ending Balance at December 31, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$186,292	Enterprise Value	Valuation Multiple	2.9x-7.9x	4.8x
Common Stocks	1	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	1,879,038	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	128,306	Model Price	Purchase Price	—	—
Total Assets	$2,193,637

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2023, the Fund had securities with a total value of $731,897 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $686,782 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES F (FLOATING RATE STRATEGIES SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2023:

	Assets					Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks		Total Assets	Unfunded Loan Commitments
Beginning Balance	$696,906	$9,843	$—	*	$706,749	$(7,934)
Purchases/(Receipts)	1,537,360	—	—		1,537,360	1,093
(Sales, maturities and paydowns)/Fundings	(235,319)	—	—		(235,319)	114
Amortization of premiums/discounts	1,795	—	—		1,795	(94)
Corporate actions	(170,490)	199,439	(28,949)		—	—
Total realized gains (losses) included in earnings	(5,942)	(83,494)	—		(89,436)	1,079
Total change in unrealized appreciation (depreciation) included in earnings	137,919	60,505	28,949		227,373	5,742
Transfers into Level 3	731,897	—	—		731,897	—
Transfers out of Level 3	(686,782)	—	—		(686,782)	—
Ending Balance	$2,007,344	$186,293	$—		$2,193,637	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2023	$1,483	$(22,959)	$—		$(21,476)	$—

*	Security has a market value of $0.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23
Common Stocks
BP Holdco LLC *	$7,040	$—	$—	$—	$7,032	$14,072	11,609

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $63,238,884)	$62,428,333
Investments in affiliated issuers, at value (cost $4,099)	14,072
Foreign currency, at value (cost $38,218)	38,648
Cash	224,399
Prepaid expenses	4,990
Receivables:
Securities sold	2,157,754
Interest	276,191
Fund shares sold	72,035
Total assets	65,216,422

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	10,288
Payable for:
Securities purchased	5,934,432
Management fees	27,501
Distribution and service fees	12,740
Fund accounting/administration fees	2,291
Transfer agent/maintenance fees	1,977
Trustees’ fees*	1,780
Fund shares redeemed	1,296
Miscellaneous	54,304
Total liabilities	6,046,609
Net assets	$59,169,813

Net assets consist of:
Paid in capital	$60,048,761
Total distributable earnings (loss)	(878,948)
Net assets	$59,169,813
Capital shares outstanding	2,335,413
Net asset value per share	$25.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$147,618
Interest from securities of unaffiliated issuers	4,945,319
Total investment income	5,092,937

Expenses:
Management fees	357,845
Distribution and service fees	137,960
Transfer agent/maintenance fees	25,092
Professional fees	72,245
Fund accounting/administration fees	31,237
Custodian fees	20,065
Trustees’ fees*	14,184
Line of credit fees	13,945
Interest expense	7
Miscellaneous	16,947
Total expenses	689,527
Less:
Expenses reimbursed by Adviser	(1,663)
Expenses waived by Adviser	(51,696)
Earnings credits applied	(1,598)
Total waived/reimbursed expenses	(54,957)
Net expenses	634,570
Net investment income	4,458,367

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(326,510)
Forward foreign currency exchange contracts	2,547
Foreign currency transactions	596
Net realized loss	(323,367)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,575,742
Investments in affiliated issuers	7,032
Forward foreign currency exchange contracts	(7,692)
Foreign currency translations	351
Net change in unrealized appreciation (depreciation)	1,575,433
Net realized and unrealized gain	1,252,066
Net increase in net assets resulting from operations	$5,710,433

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,458,367	$1,893,774
Net realized loss on investments	(323,367)	(429,312)
Net change in unrealized appreciation (depreciation) on investments	1,575,433	(2,017,712)
Net increase (decrease) in net assets resulting from operations	5,710,433	(553,250)

Distributions to shareholders	(1,925,766)	(1,070,948)

Capital share transactions:
Proceeds from sale of shares	50,185,730	41,718,376
Distributions reinvested	1,925,766	1,070,948
Cost of shares redeemed	(45,065,168)	(43,594,800)
Net increase (decrease) from capital share transactions	7,046,328	(805,476)
Net increase (decrease) in net assets	10,830,995	(2,429,674)

Net assets:
Beginning of year	48,338,818	50,768,492
End of year	$59,169,813	$48,338,818

Capital share activity:
Shares sold	2,041,325	1,752,818
Shares issued from reinvestment of distributions	79,184	46,402
Shares redeemed	(1,832,480)	(1,832,795)
Net increase (decrease) in shares	288,029	(33,575)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$23.61	$24.40	$24.41	$25.96	$25.30
Income (loss) from investment operations:
Net investment income (loss)[a]	1.99	.95	.58	.68	1.06
Net gain (loss) on investments (realized and unrealized)	.61	(1.18)	.02	(.74)	.85
Total from investment operations	2.60	(.23)	.60	(.06)	1.91
Less distributions from:
Net investment income	(.87)	(.56)	(.61)	(1.49)	(1.25)
Total distributions	(.87)	(.56)	(.61)	(1.49)	(1.25)
Net asset value, end of period	$25.34	$23.61	$24.40	$24.41	$25.96

Total Return[b]	11.12%	(0.85%)	2.50%	0.01%	7.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,170	$48,339	$50,768	$41,004	$46,047
Ratios to average net assets:
Net investment income (loss)	8.10%	4.01%	2.36%	2.81%	4.10%
Total expenses	1.25%	1.27%	1.34%	1.47%	1.38%
Net expenses[c,d]	1.16%	1.16%	1.17%	1.23%	1.21%
Portfolio turnover rate	66%	68%	56%	60%	28%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.13%	1.14%	1.14%	1.15%	1.15%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series J (StylePlusTM—Mid Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 26.41%, outperforming the Russell Midcap Growth Index (“Index”), the Fund’s benchmark, which returned 25.87%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund outperformed the Russell Midcap Growth Index by 0.54% net of fees. The Fund performed better than the benchmark due to contribution from the active fixed income sleeve, offset by a negative contribution from the equity sleeve, as well as the cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	26.6%
Guggenheim Strategy Fund II	23.4%
Guggenheim Variable Insurance Strategy Fund III	23.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.7%
Carlisle Companies, Inc.	0.4%
GoDaddy, Inc. — Class A	0.3%
Dropbox, Inc. — Class A	0.3%
Owens Corning	0.3%
Deckers Outdoor Corp.	0.3%
UFP Industries, Inc.	0.3%
Top Ten Total	76.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	26.41%	12.72%	9.97%
Russell Midcap Growth Index	25.87%	13.81%	10.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 20.5%

Industrial - 5.3%
Carlisle Companies, Inc.	2,212	$691,095
Owens Corning	3,647	540,595
UFP Industries, Inc.	4,160	522,288
Donaldson Company, Inc.	7,612	497,444
Middleby Corp.*	3,260	479,774
Lincoln Electric Holdings, Inc.	2,133	463,842
Acuity Brands, Inc.	2,259	462,711
Simpson Manufacturing Company, Inc.	2,281	451,592
Boise Cascade Co.	3,028	391,702
AGCO Corp.	2,960	359,374
Snap-on, Inc.	1,214	350,652
Mueller Industries, Inc.	6,893	325,005
TopBuild Corp.*	843	315,501
Advanced Drainage Systems, Inc.	2,230	313,627
Masco Corp.	4,340	290,693
Builders FirstSource, Inc.*	1,690	282,129
Keysight Technologies, Inc.*	1,756	279,362
Lennox International, Inc.	572	255,982
Timken Co.	2,989	239,568
Graphic Packaging Holding Co.	9,374	231,069
Watts Water Technologies, Inc. — Class A	1,029	214,382
EMCOR Group, Inc.	895	192,810
Belden, Inc.	2,231	172,345
IDEX Corp.	783	169,997
Graco, Inc.	1,903	165,104
Illinois Tool Works, Inc.	624	163,451
Applied Industrial Technologies, Inc.	647	111,730
Woodward, Inc.	787	107,134
Comfort Systems USA, Inc.	440	90,495
Total Industrial		9,131,453

Consumer, Cyclical - 4.3%
Deckers Outdoor Corp.*	793	530,065
Brunswick Corp.	5,089	492,361
Gentex Corp.	13,794	450,512
DR Horton, Inc.	2,604	395,756
MSC Industrial Direct Company, Inc. — Class A	3,764	381,143
AutoNation, Inc.*	2,367	355,476
Yum! Brands, Inc.	2,707	353,697
Polaris, Inc.	3,401	322,313
Williams-Sonoma, Inc.	1,557	314,171
Dolby Laboratories, Inc. — Class A	3,566	307,318
Cummins, Inc.	1,272	304,733
Boyd Gaming Corp.	4,788	299,777
Toll Brothers, Inc.	2,783	286,065
Harley-Davidson, Inc.	6,883	253,569
Watsco, Inc.	567	242,942
O’Reilly Automotive, Inc.*	249	236,570
Crocs, Inc.*	2,506	234,085
Tempur Sealy International, Inc.	4,320	220,190
Wingstop, Inc.	846	217,067
Murphy USA, Inc.	587	209,301
Installed Building Products, Inc.	1,144	209,146
Visteon Corp.*	1,539	192,221
Autoliv, Inc.	1,457	160,547
Dick’s Sporting Goods, Inc.	1,010	148,419
Choice Hotels International, Inc.	1,261	142,871
WW Grainger, Inc.	127	105,244
Skechers USA, Inc. — Class A*	1,425	88,835
Total Consumer, Cyclical		7,454,394

Technology - 3.2%
Dropbox, Inc. — Class A*	18,962	559,009
Cirrus Logic, Inc.*	5,506	458,044
NXP Semiconductor N.V.	1,487	341,534
Microchip Technology, Inc.	3,655	329,608
Qualys, Inc.*	1,637	321,310
Super Micro Computer, Inc.*	1,053	299,326
Lattice Semiconductor Corp.*	4,290	295,967
Onto Innovation, Inc.*	1,669	255,190
Teradata Corp.*	5,774	251,227
Amkor Technology, Inc.	7,161	238,247
Dynatrace, Inc.*	4,236	231,667
Crane NXT Co.	3,919	222,874
Fair Isaac Corp.*	188	218,834
KLA Corp.	366	212,756
Fortinet, Inc.*	3,297	192,973
Silicon Laboratories, Inc.*	1,429	189,014
Manhattan Associates, Inc.*	826	177,854
Allegro MicroSystems, Inc.*	5,753	174,143
CommVault Systems, Inc.*	1,956	156,186
Synopsys, Inc.*	252	129,757
Cadence Design Systems, Inc.*	470	128,014
Concentrix Corp.	1,148	112,745
Total Technology		5,496,279

Consumer, Non-cyclical - 2.6%
Exelixis, Inc.*	20,656	495,538
Neurocrine Biosciences, Inc.*	3,741	492,914
H&R Block, Inc.	9,442	456,710
United Therapeutics Corp.*	1,987	436,921
Incyte Corp.*	6,118	384,149
Hologic, Inc.*	4,788	342,103
HCA Healthcare, Inc.	1,063	287,733
Encompass Health Corp.	3,761	250,934
Grand Canyon Education, Inc.*	1,879	248,103
Chemed Corp.	409	239,163
Molina Healthcare, Inc.*	626	226,180
Halozyme Therapeutics, Inc.*	5,356	197,958
Lantheus Holdings, Inc.*	2,809	174,158
Globus Medical, Inc. — Class A*	3,102	165,305
Humana, Inc.	208	95,224
Total Consumer, Non-cyclical		4,493,093

Energy - 2.0%
Chord Energy Corp.	2,741	455,636
CNX Resources Corp.*	20,597	411,940
PBF Energy, Inc. — Class A	7,881	346,449
Marathon Petroleum Corp.	2,258	334,997
EOG Resources, Inc.	2,758	333,580

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
Range Resources Corp.	10,307	$313,745
APA Corp.	6,002	215,352
Antero Midstream Corp.	15,435	193,401
Ovintiv, Inc.	4,324	189,910
Civitas Resources, Inc.	2,326	159,052
Matador Resources Co.	2,682	152,498
Occidental Petroleum Corp.	2,525	150,768
SM Energy Co.	3,303	127,892
SolarEdge Technologies, Inc.*	1,198	112,133
Total Energy		3,497,353

Financial - 1.8%
Interactive Brokers Group, Inc. — Class A	5,887	487,984
International Bancshares Corp.	7,888	428,476
SouthState Corp.	4,271	360,686
Affiliated Managers Group, Inc.	2,264	342,815
East West Bancorp, Inc.	4,217	303,413
Equity LifeStyle Properties, Inc. REIT	3,485	245,832
Federated Hermes, Inc. — Class B	6,415	217,212
Kinsale Capital Group, Inc.	555	185,875
Fidelity National Financial, Inc.	3,569	182,090
RenaissanceRe Holdings Ltd.	799	156,604
Everest Group Ltd.	418	147,797
Total Financial		3,058,784

Communications - 0.7%
GoDaddy, Inc. — Class A*	5,712	606,386
Motorola Solutions, Inc.	1,054	329,997
VeriSign, Inc.*	1,558	320,886
Total Communications		1,257,269

Basic Materials - 0.5%
NewMarket Corp.	733	400,093
Cabot Corp.	3,153	263,275
Reliance Steel & Aluminum Co.	604	168,927
RPM International, Inc.	971	108,393
Total Basic Materials		940,688

Utilities - 0.1%
Vistra Corp.	5,885	226,690

Total Common Stocks
(Cost $31,515,372)		35,556,003

MUTUAL FUNDS† - 74.9%
Guggenheim Strategy Fund III[1]	1,879,772	46,148,406
Guggenheim Strategy Fund II1	1,654,132	40,526,245
Guggenheim Variable Insurance Strategy Fund III[1]	1,636,351	40,139,678
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	295,978	2,915,383
Total Mutual Funds
(Cost $130,486,106)		129,729,712

MONEY MARKET FUND† - 5.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	8,745,610	8,745,610
Total Money Market Fund
(Cost $8,745,610)		8,745,610

Total Investments - 100.4%
(Cost $170,747,088)		$174,031,325
Other Assets & Liabilities, net - (0.4)%		(701,813)
Total Net Assets - 100.0%		$173,329,512

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	11	Mar 2024	$3,088,910	$146,774
NASDAQ-100 Index Mini Futures Contracts	4	Mar 2024	1,361,540	45,686
S&P 500 Index Mini Futures Contracts	4	Mar 2024	963,800	28,319
			$5,414,250	$220,779

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	Pay	5.90% (Federal Funds Rate + 0.57%)	At Maturity	03/31/24	24,717	$127,385,733	$16,173,791
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	Pay	5.84% (Federal Funds Rate + 0.51%)	At Maturity	03/31/24	1,500	7,730,655	1,203,308
							$135,116,388	$17,377,099

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES J (STYLEPLUS—MID GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,556,003	$—	$—	$35,556,003
Mutual Funds	129,729,712	—	—	129,729,712
Money Market Fund	8,745,610	—	—	8,745,610
Equity Futures Contracts**	220,779	—	—	220,779
Equity Index Swap Agreements**	—	17,377,099	—	17,377,099
Total Assets	$174,252,104	$17,377,099	$—	$191,629,203

**	This derivative is reported as unrealized appreciation/depreciation at period end.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$26,262,849	$37,281,579	$(23,573,066)	$132,271	$422,612	$40,526,245	1,654,132	$1,358,874
Guggenheim Strategy Fund III	43,164,347	9,847,185	(7,767,350)	(227,357)	1,131,581	46,148,406	1,879,772	2,634,196
Guggenheim Ultra Short Duration Fund — Institutional Class	2,705,158	149,816	—	—	60,409	2,915,383	295,978	150,167
Guggenheim Variable Insurance Strategy Fund III	39,804,396	2,129,629	(2,550,000)	(72,387)	828,040	40,139,678	1,636,351	2,132,757
	$111,936,750	$49,408,209	$(33,890,416)	$(167,473)	$2,442,642	$129,729,712		$6,275,994

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $40,260,982)	$44,301,613
Investments in affiliated issuers, at value (cost $130,486,106)	129,729,712
Cash	492
Segregated cash with broker	288,800
Unrealized appreciation on OTC swap agreements	17,377,099
Prepaid expenses	3,559
Receivables:
Dividends	587,233
Interest	36,895
Fund shares sold	21
Total assets	192,325,424

Liabilities:
Segregated cash due to broker	16,400,000
Payable for:
Swap settlement	1,700,284
Securities purchased	592,703
Management fees	79,003
Fund shares redeemed	47,093
Variation margin on futures contracts	38,710
Distribution and service fees	35,822
Fund accounting/administration fees	3,024
Transfer agent/maintenance fees	1,988
Trustees’ fees*	711
Miscellaneous	96,574
Total liabilities	18,995,912
Net assets	$173,329,512

Net assets consist of:
Paid in capital	$186,187,693
Total distributable earnings (loss)	(12,858,181)
Net assets	$173,329,512
Capital shares outstanding	3,774,569
Net asset value per share	$45.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $788)	$373,791
Dividends from securities of affiliated issuers	6,275,994
Interest	249,573
Other income	110
Total investment income	6,899,468

Expenses:
Management fees	1,160,885
Distribution and service fees	387,955
Transfer agent/maintenance fees	25,164
Interest expense	301,700
Professional fees	91,680
Fund accounting/administration fees	71,566
Custodian fees	14,647
Trustees’ fees*	14,186
Line of credit fees	5,790
Miscellaneous	19,432
Total expenses	2,093,005
Less:
Expenses reimbursed by Adviser	(5)
Expenses waived by Adviser	(375,299)
Earnings credit applied	(3,686)
Total waived/reimbursed expenses	(378,990)
Net expenses	1,714,015
Net investment income	5,185,453

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,721,602
Investments in affiliated issuers	(167,473)
Swap agreements	7,760,089
Futures contracts	284,266
Net realized gain	10,598,484
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,064,202
Investments in affiliated issuers	2,442,642
Swap agreements	15,268,042
Futures contracts	376,869
Net change in unrealized appreciation (depreciation)	22,151,755
Net realized and unrealized gain	32,750,239
Net increase in net assets resulting from operations	$37,935,692

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,185,453	$2,272,753
Net realized gain (loss) on investments	10,598,484	(49,405,358)
Net change in unrealized appreciation (depreciation) on investments	22,151,755	(9,054,433)
Net increase (decrease) in net assets resulting from operations	37,935,692	(56,187,038)

Distributions to shareholders	(2,254,596)	(43,841,105)

Capital share transactions:
Proceeds from sale of shares	13,775,845	16,227,294
Distributions reinvested	2,254,596	43,841,105
Cost of shares redeemed	(23,555,097)	(13,494,617)
Net increase (decrease) from capital share transactions	(7,524,656)	46,573,782
Net increase (decrease) in net assets	28,156,440	(53,454,361)

Net assets:
Beginning of year	145,173,072	198,627,433
End of year	$173,329,512	$145,173,072

Capital share activity:
Shares sold	351,330	285,794
Shares issued from reinvestment of distributions	51,806	1,157,674
Shares redeemed	(571,160)	(291,950)
Net increase (decrease) in shares	(168,024)	1,151,518

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$36.82	$71.17	$72.46	$58.49	$48.75
Income (loss) from investment operations:
Net investment income (loss)[a]	1.37	.66	.22	.39	.79
Net gain (loss) on investments (realized and unrealized)	8.32	(20.02)	9.44	17.43	14.90
Total from investment operations	9.69	(19.36)	9.66	17.82	15.69
Less distributions from:
Net investment income	(.59)	(.20)	(.40)	(.84)	(.49)
Net realized gains	—	(14.79)	(10.55)	(3.01)	(5.46)
Total distributions	(.59)	(14.99)	(10.95)	(3.85)	(5.95)
Net asset value, end of period	$45.92	$36.82	$71.17	$72.46	$58.49

Total Return[b]	26.41%	(27.78%)	13.69%	32.10%	32.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173,330	$145,173	$198,627	$190,920	$157,675
Ratios to average net assets:
Net investment income (loss)	3.35%	1.42%	0.30%	0.66%	1.39%
Total expenses[c]	1.35%	1.18%	1.16%	1.22%	1.30%
Net expenses[d,e]	1.11%	0.96%	0.89%	0.89%	1.00%
Portfolio turnover rate	67%	87%	60%	71%	57%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.91%	0.91%	0.87%	0.88%	0.92%

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series N (Managed Asset Allocation Series, or the “Fund”) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager; Matthew Wu, Ph.D., CFA, Director and Portfolio Manager; and Adrian Bachman, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 14.12%, underperforming the weighted benchmark that is 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, which returned 17.67%. The S&P 500 Index returned 26.29% over the year and the Bloomberg U.S. Aggregate Bond Index returned 5.53% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The year 2023 surprised almost everybody with no recession despite the Federal Reserve’s aggressive rate hikes. In fact, the market started to price in multiple cuts by the Federal Reserve in the near term. The rate hikes pushed several regional banks into bankruptcy but the government quickly controlled the situation. Also, the launch of Chat GPT prompted excitement about chip companies, which led the market to surge. The strong performance of high tech companies helped the U.S. outperform international counterparts and much of this performance was concentrated in a small number of stocks, such as the “Magnificent Seven”.

The top detractors were short positions in Japan and German futures. The other detractor from relative performance was having a lower exposure to U.S. large cap equities than the benchmark. Investments in futures and ETFs of both international and small cap equity were absolute contributors to performance, but did not improve relative contribution. The models used by the Fund did help performance, by signaling an overweight to large cap and an underweight to small cap within our U.S. equity exposure. The Fund also benefited from a few short-term opportunities in currency markets.

How did the Fund use derivatives during the Reporting Period?

We have used index and bond futures to replicate benchmark exposures and traded them when we found it less expensive than trading ETFs.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, we continued to position the portfolio holdings to closely replicate most of the benchmark’s exposures. The financial markets have recovered at least part of the losses that occurred in 2022, if not reaching all-time highs. Speculations on how many rate cuts the Federal Reserve will have in 2024 is a dominating theme and can change at any time as more data are released. Therefore, we believe markets are expected to continue to be volatile, which may generate short-term opportunities for our models to capture.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings	% of Total Net Assets
Vanguard S&P 500 ETF	22.3%
Schwab U.S. Aggregate Bond ETF	14.8%
SPDR S&P 500 ETF Trust	12.4%
iShares 7-10 Year Treasury Bond ETF	8.0%
iShares MSCI EAFE ETF	7.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.6%
iShares 1-3 Year Treasury Bond ETF	6.6%
iShares Core S&P Mid-Cap ETF	6.5%
Guggenheim Variable Insurance Strategy Fund III	3.1%
Guggenheim Strategy Fund II	3.0%
Top Ten Total	92.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	14.12%	7.68%	6.06%
S&P 500 Index	26.29%	15.69%	12.03%
Blended Index**	17.67%	9.98%	8.09%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce their reported returns.

**	Blended index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 86.0%
Vanguard S&P 500 ETF	18,126	$7,917,437
Schwab U.S. Aggregate Bond ETF	113,005	5,268,293
SPDR S&P 500 ETF Trust	9,259	4,400,895
iShares 7-10 Year Treasury Bond ETF	29,604	2,853,530
iShares MSCI EAFE ETF	36,576	2,756,002
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,391	2,699,108
iShares 1-3 Year Treasury Bond ETF	28,819	2,364,311
iShares Core S&P Mid-Cap ETF	8,343	2,312,262
iShares iBoxx High Yield Corporate Bond ETF	79	6,114
iShares Russell 1000 Value ETF	20	3,305
iShares TIPS Bond ETF	29	3,117
iShares Core S&P 500 ETF	2	955
Total Exchange-Traded Funds
(Cost $23,617,143)		30,585,329

MUTUAL FUNDS† - 11.1%
Guggenheim Variable Insurance Strategy Fund III[1]	45,729	1,121,722
Guggenheim Strategy Fund II1	43,300	1,060,841
Guggenheim Strategy Fund III[1]	42,900	1,053,183
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	74,390	732,746
Total Mutual Funds
(Cost $4,035,721)		3,968,492

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	603,625	603,625
Total Money Market Fund
(Cost $603,625)		603,625

	Face Amount
U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bills
5.17% due 01/09/24[3,4]	$246,000	245,749
Total U.S. Treasury Bills
(Cost $245,712)		245,749

Total Investments - 99.5%
(Cost $28,502,201)		$35,403,195
Other Assets & Liabilities, net - 0.5%		180,181
Total Net Assets - 100.0%		$35,583,376

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
MSCI EAFE Index Futures Contracts	22	Mar 2024	$2,477,640	$103,804
Russell 2000 Index Mini Futures Contracts	9	Mar 2024	921,150	70,876
S&P 500 Index Mini Futures Contracts	1	Mar 2024	240,950	8,460
Dow Jones Industrial Average Index Mini Futures Contracts	1	Mar 2024	190,015	8,208
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2024	191,911	6,331
FTSE 100 Index Futures Contracts††	1	Mar 2024	98,407	2,061
CAC 40 10 Euro Index Futures Contracts	1	Jan 2024	83,635	724
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2024	280,810	638
			$4,484,518	$201,102
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	8	Mar 2024	$901,875	$31,549
U.S. Treasury 2 Year Note Futures Contracts	2	Mar 2024	411,766	4,466
			$1,313,641	$36,015
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	2	Mar 2024	$276,875	$(18)

Equity Futures Contracts Sold Short†
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2024	166,525	722
DAX Index Futures Contracts	1	Mar 2024	467,314	(1,656)
SPI 200 Index Futures Contracts††	1	Mar 2024	128,700	(1,925)
			$762,539	$(2,859)

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	2	Mar 2024	$299,588	$(30)
Japanese Yen Futures Contracts	1	Mar 2024	89,725	(3,039)
			$389,313	$(3,069)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$30,585,329	$—	$—	$30,585,329
Mutual Funds	3,968,492	—	—	3,968,492
Money Market Fund	603,625	—	—	603,625
U.S. Treasury Bills	—	245,749	—	245,749
Equity Futures Contracts**	199,763	2,061	—	201,824
Interest Rate Futures Contracts**	36,015	—	—	36,015
Total Assets	$35,393,224	$247,810	$—	$35,641,034

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,656	$1,925	$—	$3,581
Currency Futures Contracts**	3,087	—	—	3,087
Total Liabilities	$4,743	$1,925	$—	$6,668

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014 are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,536,185	$—	$(500,000)	$(14,627)	$39,283	$1,060,841	43,300	$74,176
Guggenheim Strategy Fund III	1,032,163	—	—	—	21,020	1,053,183	42,900	55,583
Guggenheim Ultra Short Duration Fund — Institutional Class	1,014,044	—	(300,000)	(7,442)	26,144	732,746	74,390	51,609
Guggenheim Variable Insurance Strategy Fund III	1,100,686	—	—	—	21,036	1,121,722	45,729	59,021
	$4,683,078	$—	$(800,000)	$(22,069)	$107,483	$3,968,492		$240,389

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $24,466,480)	$31,434,703
Investments in affiliated issuers, at value (cost $4,035,721)	3,968,492
Cash	13
Segregated cash with broker	10,880
Prepaid expenses	2,559
Receivables:
Securities sold	199,934
Dividends	35,988
Interest	2,686
Fund shares sold	18
Total assets	35,655,273

Liabilities:
Payable for:
Professional fees	21,900
Variation margin on futures contracts	17,659
Management fees	11,789
Distribution and service fees	7,465
Fund shares redeemed	4,713
Fund accounting/administration fees	3,003
Transfer agent/maintenance fees	2,111
Trustees’ fees*	1,335
Miscellaneous	1,922
Total liabilities	71,897
Net assets	$35,583,376

Net assets consist of:
Paid in capital	$26,401,504
Total distributable earnings (loss)	9,181,872
Net assets	$35,583,376
Capital shares outstanding	1,224,109
Net asset value per share	$29.07

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$745,700
Dividends from securities of affiliated issuers	240,389
Interest	58,751
Total investment income	1,044,840

Expenses:
Management fees	143,387
Distribution and service fees	89,617
Transfer agent/maintenance fees	25,239
Professional fees	36,180
Fund accounting/administration fees	23,499
Trustees’ fees*	15,184
Custodian fees	2,725
Line of credit fees	1,210
Miscellaneous	11,384
Total expenses	348,425
Less:
Expenses waived by Adviser	(2,426)
Earnings credits applied	(148)
Total waived expenses	(2,574)
Net expenses	345,851
Net investment income	698,989

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,522,448
Investments in affiliated issuers	(22,069)
Futures contracts	8,715
Foreign currency transactions	(122)
Net realized gain	1,508,972
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,089,042
Investments in affiliated issuers	107,483
Futures contracts	292,384
Foreign currency translations	(17)
Net change in unrealized appreciation (depreciation)	2,488,892
Net realized and unrealized gain	3,997,864
Net increase in net assets resulting from operations	$4,696,853

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$698,989	$455,175
Net realized gain on investments	1,508,972	638,700
Net change in unrealized appreciation (depreciation) on investments	2,488,892	(8,719,480)
Net increase (decrease) in net assets resulting from operations	4,696,853	(7,625,605)

Distributions to shareholders	(733,004)	(4,049,453)

Capital share transactions:
Proceeds from sale of shares	536,127	612,413
Distributions reinvested	733,004	4,049,453
Cost of shares redeemed	(5,618,941)	(4,025,591)
Net increase (decrease) from capital share transactions	(4,349,810)	636,275
Net decrease in net assets	(385,961)	(11,038,783)

Net assets:
Beginning of year	35,969,337	47,008,120
End of year	$35,583,376	$35,969,337

Capital share activity:
Shares sold	19,560	20,795
Shares issued from reinvestment of distributions	26,207	152,178
Shares redeemed	(206,333)	(138,118)
Net increase (decrease) in shares	(160,566)	34,855

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$25.98	$34.83	$33.41	$32.05	$27.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.33	.24	.24	.44
Net gain (loss) on investments (realized and unrealized)	3.11	(6.03)	3.83	3.52	5.02
Total from investment operations	3.64	(5.70)	4.07	3.76	5.46
Less distributions from:
Net investment income	(.34)	(.25)	(.25)	(.49)	(.51)
Net realized gains	(.21)	(2.90)	(2.40)	(1.91)	(.24)
Total distributions	(.55)	(3.15)	(2.65)	(2.40)	(.75)
Net asset value, end of period	$29.07	$25.98	$34.83	$33.41	$32.05

Total Return[b]	14.12%	(16.57%)	12.47%	12.59%	20.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,583	$35,969	$47,008	$45,673	$46,219
Ratios to average net assets:
Net investment income (loss)	1.95%	1.15%	0.68%	0.77%	1.45%
Total expenses[c]	0.97%	0.96%	0.94%	1.01%	1.01%
Net expenses[d]	0.97%	0.95%	0.94%	1.00%	1.00%
Portfolio turnover rate	7%	1%	26%	6%	14%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series O (All Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Gregg Strohkorb, CFA, Managing Director and Portfolio Manager; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Chris Phalen, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 8.52%, underperforming the Russell 3000 Value Index, the Fund’s benchmark (“Benchmark”), which returned 11.66% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period somewhat indecisively. However, a buoyant economy helped build expectations that a highly anticipated recession could be pushed further out and that perhaps the Fed could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area, and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and Treasury issuance caused a significant rise in interest rates. Then, at the beginning of November, the market sensed a possible Fed pivot. Not only was the trend of steadily rising interest rates believed to be past, but hopes quickly built for numerous interest rate cuts. Consequently, there was a strong rally among mega-cap growth companies and lower quality names. The combination of these two factors—growth leadership early in the year followed up with a strong final quarter along with a low-quality year-end rally—created an extremely difficult backdrop for the relative performance of this strategy.

The Fund’s performance for the Reporting Period was below the Benchmark. During the period, the Fund produced a negative contribution from its sector allocation and security selection.

The Fund’s overweight to the Utilities and Energy sectors detracted from performance as the sectors returned -7.2% and -0.2%, respectively. The largest sector allocation detractor was the Fund’s 4% overweight in the Energy sector. The Fund was more concentrated in exploration and production companies and the large, multinational integrated oil companies which underperformed the oil refining sub-sector, which the Fund was underweight. Another detractor for the Fund was its 2% overweight to the Utilities sector. Utilities, an interest rate sensitive sector, underperformed because interest rates continually moved higher during the Reporting Period and investors moved out of this defensive sector as views on the state of the economy improved. However, the Fund was able to offset some of this performance drag with positive stock selection within Utilities as the Fund’s holdings were -5.0% versus -7.2% for the benchmark. Mitigating, but not completely offsetting these detractors, the Fund’s 5% underweight to the Pharmaceutical sector provided positive contribution to performance, as this sub-sector recorded a -10.1% return during the year. Government pricing controls embedded in the Inflation Reduction Act and the interest-rate-sensitive nature of these dividend-paying stocks caused the sector to underperform.

Overall, the Fund experienced positive contribution from security selection except for the outsized negative influence from Meta Platforms, Inc. The Fund’s largest detractor from performance was not owning Meta. This company, which historically has only been in the Russell Growth Index, was added to the Russell Value Index at the beginning of the Reporting Period after the company’s stock price fell 75%. The Fund did not invest in Meta and the stock performed extremely well and subsequently was removed from the Russell Value Index at mid-year 2023.

The Fund had significant contribution from its exposure to certain companies within the Technology sector. A major contributor, up over 50% for the year, was semiconductor capital equipment company KLA Corp. The company is expected to benefit from an increase in spending on producing AI chips as well as the construction of semiconductor manufacturing facilities in the U.S. resulting from the government’s CHIPS Act. Holdings in Alphabet and Microsoft were significant contributors (both were up over 50% for the year), as these large growth companies recovered from their 2022 sell-off as enthusiasm around Generative AI growth and improving revenues and earnings helped propel them higher.

Holdings in the Materials sector performed well, up 23% versus 11% in the benchmark. Two companies in the steel sector, Reliance Steel & Aluminum Co. and Nucor Corp., and chemical company Westlake Corp. performed well for the Fund, as the steel and chemicals sectors remained resilient amid healthy macroeconomic activity. Although revenues and earnings fell, the drop wasn’t as much as investors feared, and these companies continued to produce free cash flow and returned it to shareholders.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2023

Additionally, certain companies within the Industrials sector performed well. Curtis-Wright Corp., an aerospace & defense supplier, was up 34% as the commercial aerospace and military markets were strong. Additionally, building products companies Ferguson PLC and Eagle Materials, Inc. were both up nearly 40% as the industrial and residential construction markets remained resilient in the face of higher financing costs. Another building products company, PGT Innovations, Inc., an impact-resistant window manufacturer, was up 125% as it received multiple take-over bids late in the year.

On the negative side, stock selection in Financials had the most significant adverse impact. This sector was up 6.6% versus a gain of 14.0% in the benchmark. This was largely attributable to a significant exposure to SIVB Financial that ended up costing the strategy approximately 50 basis points. While the market was being impacted by stress in the banking sector, the Fund’s significant weight in JP Morgan Chase & Co. aided performance. JP Morgan, with its management team, asset size, and diversified business, provided a relatively sound investment during this tumultuous period.

Finally, there were a few stocks that hurt the Fund’s performance the most during the Reporting Period, Archer-Daniels-Midland Co, Tyson Foods, Inc. and Charles Schwab Corp. Archer Daniels, after having an excellent year in 2022 from higher agricultural prices due to the Russian invasion of Ukraine, gave back most of its gains as the global agricultural markets were able to adjust. Tyson Foods produces and distributes beef, chicken, and pork products, and they struggled as their operating margins fell significantly as commodity input costs spiked higher. Schwab, a wealth management and brokerage company, experienced declining profitability as their customers moved their cash deposits to higher yielding alternatives.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical outlook seems to have become less favorable, and the Fed, while wanting to be more accommodative, must still contend with financial markets that are becoming increasingly frothy. The bond market has also started to become increasingly concerned about deficits and the willingness of foreign central banks to continue participating in Treasury auctions at the level now required. We believe all of this provides plenty of opportunity for volatility to increase in the year ahead.

At the end of the Reporting Period, the Fund’s largest sector overweight was in Energy. Favorable OPEC production discipline is controlling supply, and demand is slowly returning in China while demand in India and U.S. has been resilient. Additionally, the Fund continued to hold an overweight in the Utilities sector and a similar-size underweight in the REITs sector. Both sectors are interest-rate sensitive, but we favor Utilities because of their valuations, profitability, and regulatory nature of their businesses. We were also overweight in Materials. This sector should benefit from U.S. onshoring and infrastructure spending, and trades at attractive valuations. Plus, it has ample free cash flow to re-invest in businesses and return capital to shareholders.

The Fund holds an underweight in the Health Care and Consumer Discretionary sectors. Within Health Care, the Fund was primarily underweight pharmaceuticals, a subsector with dividend-paying companies that are more interest-rate sensitive and are continually pressured to make acquisitions to fill their drug pipeline as they fight patent expirations for their existing drugs. As for Consumer Discretionary, given the significant increase in interest costs for the consumer, record high credit card balances, increasing delinquency rates, and potential weakening of the labor markets, we are leery of consumers being able to continue their consumption and spending habits in the future.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings	% of Total Net Assets
Chevron Corp.	2.2%
OGE Energy Corp.	1.9%
Ingredion, Inc.	1.8%
Berkshire Hathaway, Inc. — Class B	1.7%
ConocoPhillips	1.7%
JPMorgan Chase & Co.	1.7%
Bank of America Corp.	1.6%
Diamondback Energy, Inc.	1.6%
Verizon Communications, Inc.	1.6%
Pioneer Natural Resources Co.	1.5%
Top Ten Total	17.3%

“Ten Largest Holdings” excludes any temporary cash investments.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	8.52%	11.41%	8.28%
Russell 3000 Value Index	11.66%	10.84%	8.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 96.9%

Financial - 21.0%
Berkshire Hathaway, Inc. — Class B*	4,561	$1,626,726
JPMorgan Chase & Co.	9,089	1,546,039
Bank of America Corp.	45,454	1,530,436
Unum Group	29,223	1,321,464
Jefferies Financial Group, Inc.	29,463	1,190,600
Markel Group, Inc.*	697	989,670
Ventas, Inc. REIT	18,188	906,490
First Horizon Corp.	63,275	895,974
Synovus Financial Corp.	23,249	875,325
Mastercard, Inc. — Class A	2,031	866,242
Wells Fargo & Co.	17,301	851,555
Charles Schwab Corp.	10,274	706,851
American Tower Corp. — Class A REIT	3,046	657,570
Prosperity Bancshares, Inc.	9,109	616,953
Goldman Sachs Group, Inc.	1,527	589,071
First Merchants Corp.	13,604	504,436
Alexandria Real Estate Equities, Inc. REIT	3,802	481,980
Stifel Financial Corp.	6,684	462,199
STAG Industrial, Inc. REIT	11,015	432,449
Old Republic International Corp.	14,148	415,951
Gaming and Leisure Properties, Inc. REIT	7,190	354,826
First American Financial Corp.	4,603	296,618
Sun Communities, Inc. REIT	2,052	274,250
Apple Hospitality REIT, Inc. REIT	15,426	256,226
Stewart Information Services Corp.	4,147	243,636
Jones Lang LaSalle, Inc.*	1,165	220,033
Axos Financial, Inc.*	3,511	191,701
BOK Financial Corp.	2,000	171,300
WisdomTree, Inc.	12,250	84,892
UMB Financial Corp.	951	79,456
Total Financial		19,640,919

Consumer, Non-cyclical - 16.9%
Ingredion, Inc.	15,668	1,700,448
Euronet Worldwide, Inc.*	12,325	1,250,864
Johnson & Johnson	7,769	1,217,713
Humana, Inc.	2,596	1,188,475
Bunge Global S.A.	9,416	950,545
Encompass Health Corp.	13,794	920,335
Tyson Foods, Inc. — Class A	16,562	890,208
Medtronic plc	9,686	797,933
Archer-Daniels-Midland Co.	10,876	785,465
PayPal Holdings, Inc.*	12,789	785,373
Merck & Company, Inc.	6,065	661,206
Coca-Cola Co.	10,011	589,948
Enovis Corp.*	8,793	492,584
HCA Healthcare, Inc.	1,707	462,051
Henry Schein, Inc.*	5,983	452,973
Integer Holdings Corp.*	4,278	423,864
Kenvue, Inc.	18,876	406,400
Central Garden & Pet Co. — Class A*	7,169	315,723
Moderna, Inc.*	3,118	310,085
LivaNova plc*	5,153	266,616
Pfizer, Inc.	7,912	227,787
ICF International, Inc.	1,592	213,471
Azenta, Inc.*	2,750	179,135
Certara, Inc.*	8,687	152,804
Ironwood Pharmaceuticals, Inc. — Class A*	8,172	93,488
Jazz Pharmaceuticals plc*	640	78,720
Total Consumer, Non-cyclical		15,814,214

Industrial - 12.8%
Knight-Swift Transportation Holdings, Inc.	21,358	1,231,289
Eagle Materials, Inc.	5,661	1,148,277
Advanced Energy Industries, Inc.	10,350	1,127,322
Johnson Controls International plc	19,318	1,113,489
Teledyne Technologies, Inc.*	2,369	1,057,261
L3Harris Technologies, Inc.	2,536	534,132
Curtiss-Wright Corp.	2,348	523,111
Graphic Packaging Holding Co.	20,768	511,931
Summit Materials, Inc. — Class A*	11,199	430,714
Kirby Corp.*	5,294	415,473
Daseke, Inc.*	45,933	372,057
Coherent Corp.*	8,484	369,309
Arcosa, Inc.	4,432	366,261
PGT Innovations, Inc.*	7,522	306,145
Esab Corp.	3,380	292,776
Mercury Systems, Inc.*	7,737	282,942
MDU Resources Group, Inc.	13,111	259,598
Terex Corp.	4,370	251,100
Park Aerospace Corp.	14,655	215,429
Littelfuse, Inc.	798	213,513
EnerSys	2,114	213,429
Sonoco Products Co.	2,930	163,699
Masonite International Corp.*	1,927	163,140
Stoneridge, Inc.*	6,430	125,835
Plexus Corp.*	1,142	123,484
GATX Corp.	687	82,591
NVE Corp.	958	75,136
Total Industrial		11,969,443

Energy - 11.8%
Chevron Corp.	14,038	2,093,908
ConocoPhillips	13,815	1,603,507
Diamondback Energy, Inc.	9,793	1,518,699
Pioneer Natural Resources Co.	6,267	1,409,323
Equities Corp.	21,249	821,486
Coterra Energy, Inc. — Class A	29,092	742,428
Kinder Morgan, Inc.	36,763	648,499
Marathon Oil Corp.	24,310	587,330
Range Resources Corp.	13,787	419,676
Talos Energy, Inc.*	23,296	331,502
Murphy Oil Corp.	7,759	330,999
Liberty Energy, Inc. — Class A	12,812	232,410
Patterson-UTI Energy, Inc.	21,280	229,824
Total Energy		10,969,591

Technology - 9.3%
Teradyne, Inc.	11,150	1,209,998
Leidos Holdings, Inc.	10,336	1,118,768

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
Microsoft Corp.	2,329	$875,797
NXP Semiconductor N.V.	3,223	740,259
Fiserv, Inc.*	5,115	679,477
KLA Corp.	1,131	657,450
Intel Corp.	12,976	652,044
Evolent Health, Inc. — Class A*	17,216	568,645
Science Applications International Corp.	3,543	440,466
Amdocs Ltd.	4,891	429,870
MACOM Technology Solutions Holdings, Inc.*	4,023	373,938
Applied Materials, Inc.	1,781	288,647
Fortinet, Inc.*	4,724	276,496
Wolfspeed, Inc.*	4,358	189,616
LivePerson, Inc.*	35,946	136,235
Axcelis Technologies, Inc.*	606	78,592
Total Technology		8,716,298

Consumer, Cyclical - 7.6%
Walmart, Inc.	8,159	1,286,266
Ferguson plc*	6,573	1,269,049
Whirlpool Corp.	5,975	727,576
Delta Air Lines, Inc.	17,521	704,870
Lear Corp.	4,900	691,929
Levi Strauss & Co. — Class A	28,402	469,769
H&E Equipment Services, Inc.	8,495	444,458
MSC Industrial Direct Company, Inc. — Class A	4,360	441,494
Southwest Airlines Co.	14,749	425,951
Advance Auto Parts, Inc.	3,767	229,900
Methode Electronics, Inc.	5,456	124,015
Lakeland Industries, Inc.	6,577	121,938
Newell Brands, Inc.	11,444	99,334
Sonic Automotive, Inc. — Class A	1,574	88,474
Total Consumer, Cyclical		7,125,023

Utilities - 6.8%
OGE Energy Corp.	49,487	1,728,581
Pinnacle West Capital Corp.	16,818	1,208,205
Edison International	15,015	1,073,423
Exelon Corp.	20,760	745,284
Evergy, Inc.	11,701	610,792
Duke Energy Corp.	5,623	545,656
NiSource, Inc.	8,451	224,374
Black Hills Corp.	3,016	162,713
Total Utilities		6,299,028

Basic Materials - 5.9%
Nucor Corp.	5,980	1,040,759
Westlake Corp.	7,103	994,136
Reliance Steel & Aluminum Co.	3,354	938,047
Huntsman Corp.	30,083	755,986
Freeport-McMoRan, Inc.	15,267	649,916
DuPont de Nemours, Inc.	6,536	502,814
Avient Corp.	8,639	359,123
Ashland, Inc.	2,721	229,408
Total Basic Materials		5,470,189

Communications - 4.8%
Verizon Communications, Inc.	39,044	1,471,959
Alphabet, Inc. — Class A*	7,377	1,030,493
Walt Disney Co.	6,367	574,876
AT&T, Inc.	26,343	442,036
T-Mobile US, Inc.	2,640	423,271
Calix, Inc.*	4,354	190,226
Ciena Corp.*	3,971	178,735
Luna Innovations, Inc.*	17,154	114,074
Total Communications		4,425,670

Total Common Stocks
(Cost $73,367,990)		90,430,375

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*	40,146	20,675
Total Rights
(Cost $—)		20,675

MONEY MARKET FUND† - 3.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[1]	2,904,506	2,904,506
Total Money Market Fund
(Cost $2,904,506)		2,904,506

Total Investments - 100.0%
(Cost $76,272,496)		$93,355,556
Other Assets & Liabilities, net - 0.0%		9,120
Total Net Assets - 100.0%		$93,364,676

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES O (ALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$90,430,375	$—	$—	$90,430,375
Rights	20,675	—	—	20,675
Money Market Fund	2,904,506	—	—	2,904,506
Total Assets	$93,355,556	$—	$—	$93,355,556

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $76,272,496)	$93,355,556
Cash	378
Prepaid expenses	3,057
Receivables:
Dividends	124,743
Interest	14,842
Total assets	93,498,576

Liabilities:
Payable for:
Management fees	35,849
Fund shares redeemed	28,157
Professional fees	24,277
Distribution and service fees	19,452
Securities purchased	15,727
Fund accounting/administration fees	2,470
Transfer agent/maintenance fees	2,123
Trustees’ fees*	1,962
Miscellaneous	3,883
Total liabilities	133,900
Net assets	$93,364,676

Net assets consist of:
Paid in capital	$69,998,777
Total distributable earnings (loss)	23,365,899
Net assets	$93,364,676
Capital shares outstanding	2,844,511
Net asset value per share	$32.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $490)	$2,094,063
Interest	191,711
Total investment income	2,285,774

Expenses:
Management fees	643,810
Distribution and service fees	229,932
Transfer agent/maintenance fees	25,248
Professional fees	58,730
Fund accounting/administration fees	46,198
Trustees’ fees*	17,114
Custodian fees	3,780
Line of credit fees	3,509
Miscellaneous	15,571
Total expenses	1,043,892
Less:
Expenses reimbursed by Adviser	(1,065)
Expenses waived by Adviser	(259,302)
Total reimbursed/waived expenses	(260,367)
Net expenses	783,525
Net investment income	1,502,249

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,803,307
Net realized gain	5,803,307
Net change in unrealized appreciation (depreciation) on:
Investments	134,769
Net change in unrealized appreciation (depreciation)	134,769
Net realized and unrealized gain	5,938,076
Net increase in net assets resulting from operations	$7,440,325

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,502,249	$1,420,372
Net realized gain on investments	5,803,307	8,505,286
Net change in unrealized appreciation (depreciation) on investments	134,769	(11,219,630)
Net increase (decrease) in net assets resulting from operations	7,440,325	(1,293,972)

Distributions to shareholders	(9,149,598)	(11,376,268)

Capital share transactions:
Proceeds from sale of shares	4,025,157	3,180,810
Distributions reinvested	9,149,598	11,376,268
Cost of shares redeemed	(12,012,812)	(11,109,259)
Net increase from capital share transactions	1,161,943	3,447,819
Net decrease in net assets	(547,330)	(9,222,421)

Net assets:
Beginning of year	93,912,006	103,134,427
End of year	$93,364,676	$93,912,006

Capital share activity:
Shares sold	122,486	87,562
Shares issued from reinvestment of distributions	285,212	353,740
Shares redeemed	(369,236)	(312,170)
Net increase in shares	38,462	129,132

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$33.47	$38.53	$31.06	$32.89	$29.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.52	.38	.56	.51
Net gain (loss) on investments (realized and unrealized)	2.24	(1.15)	7.93	(.33)	6.19
Total from investment operations	2.77	(.63)	8.31	.23	6.70
Less distributions from:
Net investment income	(.53)	(.43)	(.65)	(.52)	(.49)
Net realized gains	(2.89)	(4.00)	(.19)	(1.54)	(2.63)
Total distributions	(3.42)	(4.43)	(.84)	(2.06)	(3.12)
Net asset value, end of period	$32.82	$33.47	$38.53	$31.06	$32.89

Total Return[b]	8.52%	(1.17%)	26.95%	1.88%	23.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,365	$93,912	$103,134	$91,661	$107,634
Ratios to average net assets:
Net investment income (loss)	1.63%	1.45%	1.06%	2.03%	1.62%
Total expenses[c]	1.14%	1.11%	1.13%	1.21%	1.18%
Net expenses[d,e]	0.85%	0.86%	0.87%	0.87%	0.88%
Portfolio turnover rate	25%	30%	26%	22%	33%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.85%	0.86%	0.87%	0.87%	0.88%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series P (High Yield Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and John Walsh, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 12.02%, underperforming the Bloomberg U.S. Corporate High Yield Index (“Index”), the Fund’s benchmark, which returned 13.45% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Index delivered double-digit returns over the year with tighter credit spreads, declining interest rates, and slowing inflation, as all sectors and rating categories generated positive returns. Notably, the Index was up 8.43% in the last 2 months of the year amid growing expectations for rate cuts and greater likelihood of a soft landing.

Bottom-up fundamental credit analysis continues to be the main driver of the Fund’s positioning and performance. The largest contributing sectors to performance were Consumer Non-Cyclicals and Communications, in which the Fund benefited from strong security selection relative to the benchmark. The Fund’s large allocation to bank loans contributed to performance, with its returns slightly ahead of the broader high yield market. The Fund’s underweight to Consumer Cyclicals, in particular to cruise lines which was a top performing subsector, detracted from performance. An up-in-quality basis with an underweight to CCCs relative to Bs detracted from performance, as lower quality outperformed.

How did the Fund use derivatives during the Reporting Period?

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions, which had a slight negative impact to performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

How was the Fund positioned at the end of the Reporting Period?

The Fund’s largest exposure is to high-yield bonds followed by a meaningful exposure to bank loans. We continue to evaluate the relative value between high yield bonds and bank loans, potentially looking to shift the allocation as the relationship changes. The bank loan exposure ranged from about 10% to 15% of the Fund over the course of the year.

The Fund has been selective in participating in new issues and continues to uncover opportunities in the secondary market. The Fund remains positioned up in quality, driven by an underweight to CCCs and distressed issuers. Overall, we remain nimble to take advantage of opportunities in the market using our bottom-up approach.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings	% of Total Net Assets
Terraform Global Operating, LP, 6.13%	1.3%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.2%
Cheplapharm Arzneimittel GmbH, 5.50%	1.1%
Upbound Group, Inc., 6.38%	1.1%
CPI CG, Inc., 8.63%	1.0%
VZ Secured Financing BV, 5.00%	1.0%
CVR Energy, Inc., 5.75%	0.9%
Artera Services LLC, 9.03%	0.9%
ITT Holdings LLC, 6.50%	0.9%
GrafTech Finance, Inc., 4.63%	0.9%
Top Ten Total	10.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series P (High Yield Series)	12.02%	4.50%	3.92%
Bloomberg U.S. Corporate High Yield Index	13.45%	5.37%	4.60%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	4.7%
BB	44.1%
B	36.7%
CCC	5.2%
NR2	1.6%
Other Instruments	7.7%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS††- 0.9%

Utilities - 0.8%
TexGen Power LLC*	7,929	$267,604

Consumer, Non-cyclical - 0.1%
Cengage Learning Holdings II, Inc.*	2,107	19,051
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		19,051

Energy - 0.0%
Legacy Reserves, Inc.*,†††	1,969	15,752
Permian Production Partners LLC*,†††	9,124	377
Bruin E&P Partnership Units* ,†††	6,071	—
Total Energy		16,129

Industrial - 0.0%
BP Holdco LLC*,†††,1	523	634
Vector Phoenix Holdings, LP*,†††	523	13
YAK BLOCKER 2 LLC*,†††	914	9
YAK BLOCKER 2 LLC*,†††	844	9
Total Industrial		665

Financial - 0.0%
Tensor Ltd.*,†††	25,733	3

Total Common Stocks
(Cost $201,767)		303,452

PREFERRED STOCKS†† - 1.3%
Financial - 1.2%
Citigroup, Inc.
7.63%	125,000	127,638
Charles Schwab Corp.
4.00%	150,000	118,471
Goldman Sachs Group, Inc.
7.50%	75,000	78,367
American Equity Investment Life Holding Co.
5.95%	3,500	75,740
Total Financial		400,216

Industrial - 0.1%
YAK BLOCKER 2 LLC*,†††	50,189	14,563
U.S. Shipping Corp.*,†††	24,529	2
Total Industrial		14,565

Total Preferred Stocks
(Cost $1,195,927)		414,781

MONEY MARKET FUND† - 5.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[3]	1,860,665	1,860,665
Total Money Market Fund
(Cost $1,860,665)		1,860,665

	Face Amount~
CORPORATE BONDS†† - 78.6%
Industrial - 13.8%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	200,000	200,000
5.25% due 07/15/28[4]	150,000	143,086
Level 3 Financing, Inc.
4.25% due 07/01/28	300,000	174,000
3.63% due 01/15/29	300,000	153,000
11.00% due 11/15/29†††	89,271	—
Artera Services LLC
9.03% due 12/04/25[4]	307,059	290,481
GrafTech Finance, Inc.
4.63% due 12/15/28[4]	430,000	285,051
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[4]	175,000	178,094
9.25% due 04/15/27[4]	100,000	98,156
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	275,000	274,865
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4]	275,000	233,808
Enviri Corp.
5.75% due 07/31/27[4]	225,000	209,710
Trinity Industries, Inc.
7.75% due 07/15/28[4]	175,000	180,789
TransDigm, Inc.
6.88% due 12/15/30[4]	175,000	180,250
Emerald Debt Merger Sub LLC
6.63% due 12/15/30[4]	175,000	178,740
Clearwater Paper Corp.
4.75% due 08/15/28[4]	175,000	162,225
Amsted Industries, Inc.
4.63% due 05/15/30[4]	175,000	160,164
Clean Harbors, Inc.
6.38% due 02/01/31[4]	150,000	152,408
Builders FirstSource, Inc.
6.38% due 06/15/32[4]	125,000	127,647
4.25% due 02/01/32[4]	25,000	22,550
Masonite International Corp.
5.38% due 02/01/28[4]	150,000	144,000
Standard Industries, Inc.
4.38% due 07/15/30[4]	150,000	137,758
Ball Corp.
3.13% due 09/15/31	125,000	107,774
6.00% due 06/15/29	25,000	25,529
Advanced Drainage Systems, Inc.
6.38% due 06/15/30[4]	125,000	125,937
Sealed Air Corporation/Sealed Air Corp US
7.25% due 02/15/31[4]	100,000	106,030
Summit Materials LLC / Summit Materials Finance Corp.
7.25% due 01/15/31[4]	100,000	105,370
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[4]	100,000	93,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Calderys Financing LLC
11.25% due 06/01/28[4]	75,000	$78,554
Howmet Aerospace, Inc.
5.95% due 02/01/37	75,000	78,287
Arcosa, Inc.
4.38% due 04/15/29[4]	75,000	69,854
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[4]	50,000	51,250
Hillenbrand, Inc.
3.75% due 03/01/31	50,000	43,289
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[4]	25,000	22,125
Total Industrial		4,594,281

Consumer, Non-cyclical - 12.9%
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	375,000	354,565
Upbound Group, Inc.
6.38% due 02/15/29[4,5]	375,000	351,941
CPI CG, Inc.
8.63% due 03/15/26[4]	351,000	338,715
GTCR W-2 Merger Sub LLC
7.50% due 01/15/31[4]	200,000	211,344
Tenet Healthcare Corp.
6.13% due 06/15/30	125,000	126,386
6.75% due 05/15/31[4]	75,000	76,654
Grifols S.A.
4.75% due 10/15/28[4]	200,000	181,374
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	179,000	179,000
DaVita, Inc.
4.63% due 06/01/30[4]	200,000	174,479
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	200,000	172,972
Post Holdings, Inc.
5.50% due 12/15/29[4]	75,000	72,268
4.63% due 04/15/30[4]	75,000	68,988
5.63% due 01/15/28[4]	25,000	24,774
Carriage Services, Inc.
4.25% due 05/15/29[4]	175,000	155,424
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	107,000	102,185
5.00% due 12/31/26[4]	50,000	48,750
Darling Ingredients, Inc.
6.00% due 06/15/30[4]	150,000	150,111
Par Pharmaceutical, Inc.
due 04/01/27[4,6]	225,000	144,000
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	225,000	135,505
WW International, Inc.
4.50% due 04/15/29[4]	205,000	134,429
Castor S.p.A.
9.18% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,4	EUR 125,000	133,378
Williams Scotsman, Inc.
7.38% due 10/01/31[4]	125,000	131,095
US Foods, Inc.
7.25% due 01/15/32[4]	125,000	130,339
BCP V Modular Services Finance II plc
4.75% due 10/30/28[4]	EUR 125,000	127,504
TriNet Group, Inc.
7.00% due 08/15/31[4]	100,000	102,409
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[4]	100,000	100,067
Medline Borrower, LP
5.25% due 10/01/29[4]	100,000	94,258
Service Corporation International
3.38% due 08/15/30	100,000	87,210
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[4,6]	125,000	80,000
Central Garden & Pet Co.
4.13% due 04/30/31[4]	75,000	66,283
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	35,000	33,250
9.25% due 04/15/25[4]	7,000	6,720
Total Consumer, Non-cyclical		4,296,377

Consumer, Cyclical - 12.4%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[4]	250,000	226,647
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[4]	150,000	159,916
6.75% due 03/15/28[4]	50,000	51,479
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4]	213,000	200,676
Station Casinos LLC
4.63% due 12/01/31[4]	200,000	180,335
Allison Transmission, Inc.
3.75% due 01/30/31[4]	200,000	176,710
Wolverine World Wide, Inc.
4.00% due 08/15/29[4]	225,000	176,625
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]	175,000	173,134
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[4]	175,000	171,263
Penn Entertainment, Inc.
4.13% due 07/01/29[4]	200,000	171,000
Scotts Miracle-Gro Co.
4.38% due 02/01/32	200,000	169,004
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[4]	175,000	165,450

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	175,000	$156,957
Crocs, Inc.
4.25% due 03/15/29[4]	175,000	156,753
Caesars Entertainment, Inc.
6.25% due 07/01/25[4]	150,000	150,408
Newell Brands, Inc.
5.20% due 04/01/26	150,000	147,932
Wabash National Corp.
4.50% due 10/15/28[4]	150,000	135,347
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[4]	125,000	127,187
Tempur Sealy International, Inc.
3.88% due 10/15/31[4]	150,000	126,815
Hanesbrands, Inc.
4.88% due 05/15/26[4]	125,000	120,577
United Airlines, Inc.
4.63% due 04/15/29[4]	125,000	116,905
Ontario Gaming GTA, LP
8.00% due 08/01/30[4]	100,000	103,125
Air Canada
3.88% due 08/15/26[4]	100,000	95,539
Park River Holdings, Inc.
5.63% due 02/01/29[4]	100,000	79,890
Michaels Companies, Inc.
5.25% due 05/01/28[4]	100,000	79,058
JB Poindexter & Company, Inc.
8.75% due 12/15/31[4]	75,000	76,500
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[4]	75,000	75,261
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[4]	67,000	71,355
Asbury Automotive Group, Inc.
5.00% due 02/15/32[4]	75,000	68,160
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	75,000	68,053
Superior Plus, LP
4.25% due 05/18/28[4]	CAD 75,000	52,305
Clarios Global Limited Partnership / Clarios US Finance Co.
6.75% due 05/15/28[4]	50,000	51,011
Papa John’s International, Inc.
3.88% due 09/15/29[4]	50,000	44,228
Total Consumer, Cyclical		4,125,605

Communications - 11.5%
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38% due 09/01/29[4]	250,000	246,541
4.25% due 02/01/31[4]	225,000	196,634
4.50% due 06/01/33[4]	125,000	105,767
4.25% due 01/15/34[4]	100,000	81,263
Altice France S.A.
5.50% due 10/15/29[4]	325,000	254,841
5.13% due 07/15/29[4]	175,000	136,153
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	275,000	265,169
8.00% due 08/01/29[4]	100,000	93,000
CSC Holdings LLC
4.13% due 12/01/30[4]	200,000	152,150
4.63% due 12/01/30[4]	200,000	120,424
3.38% due 02/15/31[4]	75,000	54,718
VZ Secured Financing BV
5.00% due 01/15/32[4]	375,000	320,145
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	270,000	264,454
AMC Networks, Inc.
4.25% due 02/15/29	300,000	228,917
Sirius XM Radio, Inc.
3.88% due 09/01/31[4]	125,000	106,936
4.13% due 07/01/30[4]	100,000	89,108
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	187,000
UPC Broadband Finco BV
4.88% due 07/15/31[4]	200,000	176,022
Cogent Communications Group, Inc.
7.00% due 06/15/27[4]	175,000	175,875
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	200,000	174,649
Match Group Holdings II LLC
3.63% due 10/01/31[4]	150,000	129,603
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[4]	100,000	90,237
7.38% due 02/15/31[4]	25,000	26,253
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	75,000	67,927
Cable One, Inc.
4.00% due 11/15/30[4]	75,000	60,723
Total Communications		3,804,509

Financial - 9.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	450,000	402,786
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	225,000	213,010
5.75% due 06/15/27[4]	125,000	122,514
NFP Corp.
6.88% due 08/15/28[4]	250,000	254,150
8.50% due 10/01/31[4]	75,000	81,292
OneMain Finance Corp.
3.88% due 09/15/28	225,000	199,070
4.00% due 09/15/30	75,000	64,182
Hunt Companies, Inc.
5.25% due 04/15/29[4]	200,000	178,403
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	200,000	175,899
Assurant, Inc.
7.00% due 03/27/48[2]	150,000	151,216

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
HUB International Ltd.
7.00% due 05/01/26[4]	100,000	$100,386
5.63% due 12/01/29[4]	50,000	47,699
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[4]	150,000	139,878
SLM Corp.
3.13% due 11/02/26	150,000	139,865
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[4]	125,000	131,738
Iron Mountain, Inc.
5.63% due 07/15/32[4]	125,000	118,334
AmWINS Group, Inc.
4.88% due 06/30/29[4]	100,000	91,323
Kennedy-Wilson, Inc.
4.75% due 03/01/29	100,000	83,492
Starwood Property Trust, Inc.
4.38% due 01/15/27[4]	85,000	80,107
Aretec Group, Inc.
10.00% due 08/15/30[4]	75,000	79,699
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.00% due 01/15/31[4]	75,000	79,115
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	100,000	65,584
PennyMac Financial Services, Inc.
7.88% due 12/15/29[4]	50,000	51,468
USI, Inc.
7.50% due 01/15/32[4]	50,000	51,190
Total Financial		3,102,400

Basic Materials - 7.2%
Carpenter Technology Corp.
6.38% due 07/15/28	200,000	199,249
7.63% due 03/15/30	125,000	128,898
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	275,000	264,465
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	275,000	263,981
Ingevity Corp.
3.88% due 11/01/28[4]	225,000	201,495
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	200,000	198,000
INEOS Finance plc
6.75% due 05/15/28[4]	200,000	196,380
SK Invictus Intermediate II SARL
5.00% due 10/30/29[4]	225,000	195,188
Novelis Corp.
4.75% due 01/30/30[4]	200,000	188,090
Kaiser Aluminum Corp.
4.63% due 03/01/28[4]	110,000	101,731
4.50% due 06/01/31[4]	75,000	64,652
Valvoline, Inc.
3.63% due 06/15/31[4]	125,000	106,676
Arsenal AIC Parent LLC
8.00% due 10/01/30[4]	100,000	104,336
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	100,000	95,620
WR Grace Holdings LLC
4.88% due 06/15/27[4]	75,000	72,158
Mirabela Nickel Ltd.
due 06/24/19†††,6,7	390,085	1,950
Total Basic Materials		2,382,869

Energy - 6.8%
CVR Energy, Inc.
5.75% due 02/15/28[4]	325,000	299,812
8.50% due 01/15/29[4]	75,000	74,625
ITT Holdings LLC
6.50% due 08/01/29[4]	325,000	287,508
Kinetik Holdings, LP
6.63% due 12/15/28[4]	200,000	203,762
5.88% due 06/15/30[4]	75,000	73,579
NuStar Logistics, LP
5.63% due 04/28/27	200,000	199,148
6.00% due 06/01/26	75,000	74,868
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	225,000	219,962
6.88% due 01/15/29	50,000	48,251
HF Sinclair Corp.
6.38% due 04/15/27[4]	149,000	150,168
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[4]	150,000	149,188
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	150,000	135,375
Parkland Corp.
4.50% due 10/01/29[4]	125,000	114,559
Viper Energy, Inc.
7.38% due 11/01/31[4]	100,000	103,500
Venture Global LNG, Inc.
9.50% due 02/01/29[4]	75,000	79,363
Southwestern Energy Co.
5.38% due 02/01/29	50,000	48,795
Basic Energy Services, Inc.
due 10/15/23†††,6	168,000	840
Total Energy		2,263,303

Technology - 3.1%
NCR Voyix Corp.
5.13% due 04/15/29[4]	250,000	237,650
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[4]	225,000	229,468
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]	200,000	201,072
Capstone Borrower, Inc.
8.00% due 06/15/30[4]	150,000	156,054
Entegris Escrow Corp.
4.75% due 04/15/29[4]	100,000	96,342

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Dun & Bradstreet Corp.
5.00% due 12/15/29[4]	100,000	$93,282
Cloud Software Group, Inc.
6.50% due 03/31/29[4]	25,000	23,811
Total Technology		1,037,679

Utilities - 1.5%
Terraform Global Operating, LP
6.13% due 03/01/26[4]	420,000	413,175
Clearway Energy Operating LLC
4.75% due 03/15/28[4]	75,000	72,256
Total Utilities		485,431

Total Corporate Bonds
(Cost $28,321,766)		26,092,454

SENIOR FLOATING RATE INTERESTS††,◊ - 13.8%
Consumer, Cyclical - 3.4%
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	161,534	159,950
PetSmart LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/11/28	146,625	144,792
American Tire Distributors, Inc.
11.91% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28	172,375	143,244
CCRR Parent, Inc.
9.22% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/06/28	147,618	142,636
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.97% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/03/25	184,109	127,265
Apro LLC
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/16/26	97,250	97,250
TransNetwork LLC
due 11/15/30	75,000	74,438
Holding SOCOTEC
9.57% (3 Month Term SOFR + 4.26%, Rate Floor: 5.01%) due 06/30/28	73,500	72,581
Rent-A-Center, Inc.
9.12% (6 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/17/28	46,367	46,309
Sweetwater Sound
9.72% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/07/28	46,246	46,015
WW International, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28	45,000	31,650
Gateway Casinos & Entertainment Limited
13.55% (3 Month Term SOFR + 8.00%, Rate Floor: 8.00%) due 10/22/27	24,939	24,876
Flutter Financing B.V.
8.86% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/24/28	20,776	20,822
Total Consumer, Cyclical		1,131,828

Industrial - 2.6%
Arcline FM Holdings LLC
10.36% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	171,063	170,743
Dispatch Terra Acquisition LLC
9.75% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28	146,372	137,224
Barnes Group, Inc.
8.46% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/03/30	99,750	99,949
Pelican Products, Inc.
9.75% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28	89,491	82,481
Aegion Corp.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28	73,356	73,325
Michael Baker International LLC
10.47% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 12/01/28†††	73,500	73,316
TAMKO Building Products, Inc.
8.87% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 09/20/30	49,875	50,021
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/05/30†††	49,875	50,000
Air Canada
9.14% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28	49,375	49,452
Osmose Utility Services, Inc.
8.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/23/28	49,244	49,158
Patriot Container Corp. (Wastequip)
9.21% (1 Month Term SOFR + 3.85%, Rate Floor: 4.85%) due 03/20/25	24,934	23,838
EMRLD Borrower LP
8.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30	17,353	17,403
Total Industrial		876,910

Technology - 2.4%
Datix Bidco Ltd.
9.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP 150,000	190,270
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 75,000	95,470
Peraton Corp.
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/01/28	118,958	119,107
Instructure Holdings, Inc.
due 10/30/28	100,000	100,375
Cloud Software Group, Inc.
9.95% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/29/28	99,159	96,479
Xerox Corp.
9.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/19/29	75,000	74,906

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Atlas CC Acquisition Corp.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	73,125	$67,882
Project Ruby Ultimate Parent Corp.
10.22% (1 Month Term SOFR + 4.86%, Rate Floor: 5.61%) due 03/10/28†††	62,843	61,914
Total Technology		806,403

Consumer, Non-cyclical - 2.1%
Quirch Foods Holdings LLC
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	97,000	96,819
Gibson Brands, Inc.
10.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	95,550	85,039
National Mentor Holdings, Inc.
9.20% (1 Month Term SOFR + 3.85%, Rate Floor: 4.60%) due 03/02/28	92,945	84,115
Blue Ribbon LLC
11.63% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28	88,750	76,436
Osmosis Holdings Australia II Pty Ltd.
9.09% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/28	74,262	74,221
Confluent Health LLC
9.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/30/28	73,952	72,473
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	62,382	52,947
PlayCore
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/29/27	49,875	50,124
Balrog Acquisition, Inc.
9.97% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/05/28†††	49,750	49,626
Kronos Acquisition Holdings, Inc.
11.54% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	24,500	24,515
TGP Holdings LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	23,522	20,464
Total Consumer, Non-cyclical		686,779

Communications - 1.5%
Cengage Learning Acquisitions, Inc.
10.41% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	147,741	148,010
Cincinnati Bell, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/22/28	124,051	122,700
Playtika Holding Corp.
8.22% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/13/28	97,500	97,297
Xplornet Communications, Inc.
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28	122,188	72,606
Flight Bidco, Inc.
8.97% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/23/25	49,221	48,360
Total Communications		488,973

Financial - 0.8%
Franchise Group, Inc.
10.44% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	99,888	79,311
Worldpay
due 09/21/30	75,000	75,281
Teneo Holdings LLC
10.71% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	74,610	74,424
Eisner Advisory Group
10.72% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	48,876	48,896
Total Financial		277,912

Basic Materials - 0.7%
LTI Holdings, Inc.
10.22% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	98,341	95,022
NIC Acquisition Corp.
9.36% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27	87,154	69,854
Nouryon USA LLC
9.47% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28	48,836	48,973
Total Basic Materials		213,849

Energy - 0.3%
BANGL LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	85,785	85,812
Permian Production Partners LLC
13.47% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) (in-kind rate was 2.00%) due 11/24/25[8]	18,803	17,957
Total Energy		103,769

Total Senior Floating Rate Interests
(Cost $4,801,889)		4,586,423

Total Investments - 100.2%
(Cost $36,382,014)		$33,257,775
Other Assets & Liabilities, net - (0.2)%		(71,996)
Total Net Assets - 100.0%		$33,185,779

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Bank of America, N.A.	CAD	Sell	68,000	50,009 USD	01/17/24	$(1,340)
Barclays Bank plc	GBP	Sell	228,000	286,492 USD	01/17/24	(4,199)
Barclays Bank plc	EUR	Sell	235,000	254,048 USD	01/17/24	(5,609)
						$(11,148)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Rate indicated is the 7-day yield as of December 31, 2023.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $22,868,965 (cost $24,148,192), or 68.9% of total net assets.

[5]

All or a portion of this has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2023, the total market value of segregated or earmarked security was $351,941 — See Note 11.

[6]	Security is in default of interest and/or principal obligations.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,950 (cost $353,909), or 0.0% of total net assets — See Note 9.

[8]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$286,655	$16,797	$303,452
Preferred Stocks	—	400,216	14,565	414,781
Money Market Fund	1,860,665	—	—	1,860,665
Corporate Bonds	—	26,089,664	2,790	26,092,454
Senior Floating Rate Interests	—	4,065,827	520,596	4,586,423
Total Assets	$1,860,665	$30,842,362	$554,748	$33,257,775

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$11,148	$—	$11,148

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $238,161 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$16,794	Enterprise Value	Valuation Multiple	2.9x-7.9x	4.0x
Common Stocks	3	Third Party Pricing	Trade Price	—	—
Corporate Bonds	1,950	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	840	Third Party Pricing	Vendor Price	—	—
Preferred Stocks	14,563	Enterprise Value	Valuation Multiple	5.1x	—
Preferred Stocks	2	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	347,654	Yield Analysis	Yield	10.2%-13.4%	11.2%
Senior Floating Rate Interests	123,316	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	49,626	Third Party Pricing	Vendor Price	—	—
Total Assets	$554,748

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment changes. For the year ended December 31, 2023, the Fund had no securities transfer into Level 3 from Level 2 and had securities with a total value of $320,239 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant unobservable inputs.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES P (HIGH YIELD SERIES)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2023:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$120,477	$559,713	$25,289	$2	$705,481	$(1,511)
Purchases/(Receipts)	—	158,735	—	—	158,735	—
(Sales, maturities and paydowns)/Fundings	—	(47,174)	—	—	(47,174)	70
Amortization of premiums/discounts	(571)	4,293	—	—	3,722	—
Corporate actions	—	—	198	133,427	133,625	—
Total realized gains (losses) included in earnings	—	(5,119)	—	—	(5,119)	283
Total change in unrealized appreciation (depreciation) included in earnings	3,308	49,963	(8,690)	(118,864)	(74,283)	1,158
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(120,424)	(199,815)	—	—	(320,239)	—
Ending Balance	$2,790	$520,596	$16,797	$14,565	$554,748	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2023	$(5,851)	$23,596	$(8,690)	$(118,864)	$(109,809)	$—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Common Stocks
BP Holdco LLC *	$317	$—	$—	$—	$317	$634	523	$—

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $36,381,829)	$33,257,141
Investments in affiliated issuers, at value (cost $185)	634
Cash	20,555
Prepaid expenses	2,628
Receivables:
Interest	480,812
Foreign tax reclaims	2,074
Securities sold	1,895
Total assets	33,765,739

Liabilities:
Reverse repurchase agreements	238,161
Unrealized depreciation on forward foreign currency exchange contracts	11,148
Payable for:
Securities purchased	247,686
Professional fees	37,824
Management fees	12,289
Distribution and service fees	6,963
Fund shares redeemed	5,192
Fund accounting and administration fees	2,060
Transfer agent/maintenance fees	2,002
Trustees’ fees*	1,115
Miscellaneous	15,520
Total liabilities	579,960
Net assets	$33,185,779

Net assets consist of:
Paid in capital	$43,749,598
Total distributable earnings (loss)	(10,563,819)
Net assets	$33,185,779
Capital shares outstanding	1,353,085
Net asset value per share	$24.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$18,669
Interest from securities of unaffiliated issuers	2,252,143
Total investment income	2,270,812

Expenses:
Management fees	186,463
Distribution and service fees	77,917
Transfer agent/maintenance fees	25,149
Professional fees	55,999
Fund accounting and administration fees	21,567
Trustees’ fees*	13,828
Custodian fees	13,428
Interest expense	8,398
Line of credit fees	2,117
Miscellaneous	12,935
Total expenses	417,801
Less:
Expenses reimbursed by Adviser	(2,315)
Expenses waived by Adviser	(79,498)
Earnings credits applied	(1,487)
Total waived/reimbursed expenses	(83,300)
Net expenses	334,501
Net investment income	1,936,311

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(531,478)
Investments sold short in unaffiliated issuers	(186)
Forward foreign currency exchange contracts	(957)
Foreign currency transactions	(152)
Net realized loss	(532,773)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,252,143
Investments in affiliated issuers	317
Forward foreign currency exchange contracts	(16,209)
Foreign currency translations	71
Net change in unrealized appreciation (depreciation)	2,236,322
Net realized and unrealized gain	1,703,549
Net increase in net assets resulting from operations	$3,639,860

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,936,311	$1,826,267
Net realized loss on investments	(532,773)	(1,015,877)
Net change in unrealized appreciation (depreciation) on investments	2,236,322	(4,766,138)
Net increase (decrease) in net assets resulting from operations	3,639,860	(3,955,748)

Distributions to shareholders	(1,782,949)	(2,232,635)

Capital share transactions:
Proceeds from sale of shares	22,499,533	9,470,895
Distributions reinvested	1,782,949	2,232,635
Cost of shares redeemed	(25,271,728)	(17,788,963)
Net decrease from capital share transactions	(989,246)	(6,085,433)
Net increase (decrease) in net assets	867,665	(12,273,816)

Net assets:
Beginning of year	32,318,114	44,591,930
End of year	$33,185,779	$32,318,114

Capital share activity:
Shares sold	952,750	390,216
Shares issued from reinvestment of distributions	76,951	95,986
Shares redeemed	(1,069,069)	(712,105)
Net decrease in shares	(39,368)	(225,903)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$23.21	$27.55	$27.49	$28.39	$27.51
Income (loss) from investment operations:
Net investment income (loss)[a]	1.47	1.28	1.30	1.37	1.68
Net gain (loss) on investments (realized and unrealized)	1.25	(3.95)	.18	(.21)	1.45
Total from investment operations	2.72	(2.67)	1.48	1.16	3.13
Less distributions from:
Net investment income	(1.40)	(1.67)	(1.42)	(2.06)	(2.25)
Total distributions	(1.40)	(1.67)	(1.42)	(2.06)	(2.25)
Net asset value, end of period	$24.53	$23.21	$27.55	$27.49	$28.39

Total Return[b]	12.02%	(9.70%)	5.41%	4.64%	11.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,186	$32,318	$44,592	$45,153	$54,288
Ratios to average net assets:
Net investment income (loss)	6.23%	5.19%	4.70%	5.13%	5.89%
Total expenses[c]	1.34%	1.28%	1.28%	1.38%	1.31%
Net expenses[d,e]	1.08%	1.07%	1.08%	1.12%	1.10%
Portfolio turnover rate	39%	33%	76%	84%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.05%	1.05%	1.06%	1.07%	1.07%

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series Q (Small Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Gregg Strohkorb, CFA, Managing Director and Portfolio Manager; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Chris Phalen, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 10.29%, underperforming the Russell 2000 Value Index, the Fund’s benchmark (“Benchmark”), which returned 14.65% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period somewhat indecisively. However, a buoyant economy helped build expectations that a highly anticipated recession could be pushed further out and that perhaps the Fed could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area, and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and Treasury issuance caused a significant rise in interest rates. Then, at the beginning of November, the market sensed a possible Fed pivot. Not only was the trend of steadily rising interest rates believed to be past, but hopes quickly built for numerous interest rate cuts. Consequently, there was a strong rally among smaller, lower quality names. The combination of these two factors—growth leadership early in the year and a low-quality year-end rally—created an extremely difficult backdrop for the relative performance of this strategy.

The Fund’s performance for the Reporting Period was below the Benchmark. During the period, the Fund produced a positive contribution from sector allocation but experienced a negative contribution from security selection.

The Fund’s 10% overweight to the Industrials sector was the most significant contributor, as the sector returned 31% for the year and the Fund’s holdings in building materials companies PGT Innovations, Inc. and AZEK Co (not held at period end) were up 125% and 72%, respectively. PGT, an impact-resistant window manufacturer, received multiple take-over bids late in the year. AZEK, an environmentally sustainable decking manufacturer, experienced increased demand, and revenues and margins improved throughout the year. Another strong performer for the Fund was Moog Inc., a commercial aerospace company which returned 67%. New senior management and increasing revenues and profitability in the aerospace industry helped propel the stock higher. Finally, Rush Enterprises, Inc., which owns commercial truck dealerships, was up 47% and continued to perform well as the company grew through acquiring private dealerships.

The Fund’s underweight to the Health Care sector contributed favorably, as this sector was one of the worst-performing sectors in the benchmark. The Fund’s holdings in this sector managed to gain over 4% during the year while the benchmark was up just 0.3%. The Health Care sector was buffeted by investor concern about the implications that the growing popularity of weight loss drugs would have on demand in the various sub-industries. Generally, the strategy was able to avoid many of the impacted companies and benefited from strong performance from Integer Holdings (+44%), Encompass Health (+13%), and Azenta (+11%).

The Fund’s most significant detractor from performance was its significant underweight to the Consumer Discretionary sector. This sector gained 34%, and the Fund had an average weighting of 5% versus 10% for the benchmark. We have been concerned about the impact higher rates would have on spending and diminishing stimulus funds would have on aggregate demand. Most companies in the sector continue to have high margins which should contract in the quarters ahead. The consumer was far more resilient than anticipated and low exposures to homebuilders and auto retailers proved to be detrimental. The home-oriented stocks that the strategy owned such as Whirlpool Corp., Newell Brands, Inc., and Leggett & Platt (not held at period end) all provided negative returns.

The second most significant detractor to performance was in Energy stock selection. The Fund’s holdings in this sector gained 7% versus 16% for the Benchmark. Essentially, the Fund lacked exposure to the higher-beta crude and refined products shipping companies that performed best. Additionally, a large weight in Pioneer Natural Resources Co. detracted from return, as this position only gained 5% while smaller, more operationally levered exploration and production companies performed better.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2023

The stocks that hurt the Fund’s performance the most during the Reporting Period were Mercury Systems, Inc., Methode Electronics, Inc., and Ashland, Inc. Mercury Systems, Inc., a defense electronics sub-contractor, had issues in execution of fixed-price contracts that led to deteriorating revenues, earnings, and cashflow, and the stock declined 18% during the year. Methode Electronics, Inc. fell 48% as this electronics components manufacturer to the automotive and industrial end markets experienced softer demand and declining margins. Ashland, Inc., a specialty chemical company that produces additives for the consumer, pharmaceutical, and industrial markets, dropped 20% as its customers’ demand fell and they went through inventory de-stocking.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical outlook seems to have become less favorable, and the Fed, while wanting to be more accommodative, must still contend with financial markets that are becoming increasingly frothy. The bond market has also started to become increasingly concerned about deficits and the willingness of foreign central banks to continue participating in Treasury auctions at the level now required. We believe all of this provides plenty of opportunity for volatility to increase in the year ahead.

Going into 2024, the Fund continues to hold overweights in the Industrials and Materials sectors. The “on-shoring” and “re-shoring” of manufacturing to the U.S. along with infrastructure spending on highways and electrical transmission grids provide many opportunities. Furthermore, the Fund continues to hold an underweight in the Consumer Discretionary sector. Given the significant increase in interest costs for the consumer, record high credit card balances, increasing delinquency rates, and potential weakening of the labor markets, we are leery of consumers being able to continue their consumption and spending habits in the future. Finally, the Fund continues to hold an underweight to the REIT sector. We expect that many of these companies will be faced with higher interest rates as they refinance their maturing debt while also dealing with potentially higher vacancy rates and lower lease rates.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings	% of Total Net Assets
Pioneer Natural Resources Co.	3.4%
iShares Russell 2000 Value ETF	2.9%
SPDR S&P Biotech ETF	2.7%
Rush Enterprises, Inc. — Class A	2.2%
Euronet Worldwide, Inc.	1.9%
Liberty Energy, Inc. — Class A	1.7%
OGE Energy Corp.	1.7%
Encompass Health Corp.	1.7%
Murphy Oil Corp.	1.6%
First Merchants Corp.	1.6%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	10.29%	10.21%	5.55%
Russell 2000 Value Index	14.65%	10.00%	6.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 93.5%

Financial - 27.2%
First Merchants Corp.	26,978	$1,000,344
Cathay General Bancorp	21,370	952,461
Old National Bancorp	54,441	919,508
Stifel Financial Corp.	13,103	906,073
STAG Industrial, Inc. REIT	22,618	887,983
Banc of California, Inc.	59,918	804,699
MGIC Investment Corp.	39,769	767,144
Physicians Realty Trust REIT	54,266	722,280
Unum Group	15,874	717,822
First Horizon Corp.	50,408	713,777
Hanmi Financial Corp.	35,569	690,039
Stewart Information Services Corp.	11,745	690,019
LXP Industrial Trust REIT	67,059	665,225
First American Financial Corp.	9,429	607,605
Prosperity Bancshares, Inc.	8,912	603,610
Hancock Whitney Corp.	12,214	593,478
Apple Hospitality REIT, Inc.	30,185	501,373
Simmons First National Corp. — Class A	23,197	460,228
Old Republic International Corp.	13,251	389,579
Sunstone Hotel Investors, Inc. REIT	35,434	380,207
Synovus Financial Corp.	9,959	374,956
Independent Bank Group, Inc.	7,348	373,866
Axos Financial, Inc.*	6,712	366,475
BOK Financial Corp.	3,838	328,725
United Bankshares, Inc.	8,031	301,564
First Hawaiian, Inc.	12,966	296,403
UMB Financial Corp.	3,410	284,906
United Community Banks, Inc.	8,606	251,812
RMR Group, Inc. — Class A	7,220	203,821
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	161,788
Total Financial		16,917,770

Industrial - 20.8%
Arcosa, Inc.	11,657	963,334
Moog, Inc. — Class A	6,196	897,057
Summit Materials, Inc. — Class A*	22,256	855,966
Kirby Corp.*	10,146	796,258
Knight-Swift Transportation Holdings, Inc.	13,527	779,831
Daseke, Inc.*	94,908	768,755
Advanced Energy Industries, Inc.	6,700	729,764
Mercury Systems, Inc.*	18,276	668,353
Curtiss-Wright Corp.	2,816	627,377
PGT Innovations, Inc.*	15,287	622,181
Sonoco Products Co.	10,651	595,071
Esab Corp.	6,348	549,864
Terex Corp.	9,210	529,207
MDU Resources Group, Inc.	26,414	522,997
Graphic Packaging Holding Co.	19,212	473,576
EnerSys	4,571	461,488
Belden, Inc.	5,787	447,046
Littelfuse, Inc.	1,586	424,350
Park Aerospace Corp.	28,528	419,362
Stoneridge, Inc.*	13,470	263,608
Plexus Corp.*	2,234	241,563
Masonite International Corp.*	1,846	156,282
NVE Corp.	1,852	145,252
Total Industrial		12,938,542

Consumer, Non-cyclical - 11.9%
Euronet Worldwide, Inc.*	11,618	1,179,111
Encompass Health Corp.	15,794	1,053,776
Enovis Corp.*	17,412	975,420
Central Garden & Pet Co. — Class A*	15,598	686,936
LivaNova plc*	10,351	535,561
Certara, Inc.*	29,643	521,420
Ingredion, Inc.	4,743	514,758
ICF International, Inc.	3,175	425,736
Perdoceo Education Corp.	20,801	365,265
Azenta, Inc.*	5,523	359,768
Addus HomeCare Corp.*	3,305	306,869
Integer Holdings Corp.*	2,929	290,205
Ironwood Pharmaceuticals, Inc. — Class A*	16,911	193,462
Total Consumer, Non-cyclical		7,408,287

Energy - 10.6%
Pioneer Natural Resources Co.	9,473	2,130,288
Liberty Energy, Inc. — Class A	59,574	1,080,672
Murphy Oil Corp.	23,650	1,008,909
CNX Resources Corp.*	40,226	804,520
Talos Energy, Inc.*	29,247	416,185
Baytex Energy Corp.	109,016	361,933
Diamondback Energy, Inc.	2,120	328,770
Range Resources Corp.	8,907	271,129
Patterson-UTI Energy, Inc.	19,446	210,017
Total Energy		6,612,423

Consumer, Cyclical - 9.3%
Rush Enterprises, Inc. — Class A	26,989	1,357,547
H&E Equipment Services, Inc.	16,847	881,435
Levi Strauss & Co. — Class A	28,535	471,969
Alaska Air Group, Inc.*	11,992	468,527
MSC Industrial Direct Company, Inc. — Class A	4,531	458,809
Lakeland Industries, Inc.	21,184	392,751
MarineMax, Inc.*	9,293	361,498
Macy’s, Inc.	13,170	264,980
Methode Electronics, Inc.	10,734	243,984
Whirlpool Corp.	1,956	238,182
Newell Brands, Inc.	22,864	198,460
Sonic Automotive, Inc. — Class A	3,021	169,810
Advance Auto Parts, Inc.	2,486	151,721
Crocs, Inc.*	1,400	130,774
Total Consumer, Cyclical		5,790,447

Utilities - 4.2%
OGE Energy Corp.	30,576	1,068,020
Spire, Inc.	7,249	451,903
Black Hills Corp.	7,403	399,392
ALLETE, Inc.	5,769	352,832

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Avista Corp.	9,559	$341,638
Total Utilities		2,613,785

Technology - 3.8%
Science Applications International Corp.	7,631	948,686
Amkor Technology, Inc.	18,498	615,428
Wolfspeed, Inc.*	8,145	354,389
LivePerson, Inc.*	68,389	259,194
Axcelis Technologies, Inc.*	1,194	154,850
Total Technology		2,332,547

Basic Materials - 3.3%
Avient Corp.	17,177	714,048
Ashland, Inc.	6,259	527,696
Commercial Metals Co.	8,977	449,209
Huntsman Corp.	14,242	357,902
Total Basic Materials		2,048,855

Communications - 2.4%
Ciena Corp.*	9,083	408,826
Calix, Inc.*	8,057	352,010
TEGNA, Inc.	19,791	302,803
Gray Television, Inc.	25,944	232,458
Luna Innovations, Inc.*	31,463	209,229
Total Communications		1,505,326

Total Common Stocks
(Cost $51,171,204)		58,167,982

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	116,667	—
Total Convertible Preferred Stocks
(Cost $111,410)		—

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	81,258	41,848
Total Rights
(Cost $—)		41,848

EXCHANGE-TRADED FUNDS† - 5.6%
iShares Russell 2000 Value ETF	11,483	1,783,655
SPDR S&P Biotech ETF	18,880	1,685,795
Total Exchange-Traded Funds
(Cost $2,835,622)		3,469,450

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	337,708	337,708
Total Money Market Fund
(Cost $337,708)		337,708

Total Investments - 99.7%
(Cost $54,455,944)		$62,016,988
Other Assets & Liabilities, net - 0.3%		202,267
Total Net Assets - 100.0%		$62,219,255

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$58,167,982	$—	$—		$58,167,982
Convertible Preferred Stocks	—	—	—	*	—
Rights	41,848	—	—		41,848
Exchange-Traded Funds	3,469,450	—	—		3,469,450
Money Market Fund	337,708	—	—		337,708
Total Assets	$62,016,988	$—	$—		$62,016,988

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $54,455,944)	$62,016,988
Prepaid expenses	2,599
Receivables:
Securities sold	227,963
Dividends	85,100
Interest	4,427
Fund shares sold	57
Total assets	62,337,134

Liabilities:
Payable for:
Management fees	31,597
Fund shares redeemed	25,751
Professional fees	19,133
Securities purchased	15,125
Distribution and service fees	12,837
Transfer agent/maintenance fees	2,669
Fund accounting/administration fees	2,524
Trustees’ fees*	1,280
Miscellaneous	6,963
Total liabilities	117,879
Net assets	$62,219,255

Net assets consist of:
Paid in capital	$51,399,545
Total distributable earnings (loss)	10,819,710
Net assets	$62,219,255
Capital shares outstanding	1,441,116
Net asset value per share	$43.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $546)	$1,307,228
Interest	68,940
Total investment income	1,376,168

Expenses:
Management fees	456,515
Distribution and service fees	152,172
Transfer agent/maintenance fees	25,893
Professional fees	43,699
Fund accounting/administration fees	33,625
Trustees’ fees*	14,180
Custodian fees	3,179
Line of credit fees	2,221
Miscellaneous	16,850
Total expenses	748,334
Less:
Expenses reimbursed by Adviser	(2,492)
Expenses waived by Adviser	(68,715)
Earnings credits applied	(132)
Total waived/reimbursed expenses	(71,339)
Net expenses	676,995
Net investment income	699,173

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,429,041
Net realized gain	3,429,041
Net change in unrealized appreciation (depreciation) on:
Investments	1,763,165
Net change in unrealized appreciation (depreciation)	1,763,165
Net realized and unrealized gain	5,192,206
Net increase in net assets resulting from operations	$5,891,379

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$699,173	$789,210
Net realized gain on investments	3,429,041	4,703,199
Net change in unrealized appreciation (depreciation) on investments	1,763,165	(8,393,736)
Net increase (decrease) in net assets resulting from operations	5,891,379	(2,901,327)

Distributions to shareholders	(4,697,915)	(3,785,119)

Capital share transactions:
Proceeds from sale of shares	3,300,157	5,461,906
Distributions reinvested	4,697,915	3,785,119
Cost of shares redeemed	(11,356,057)	(12,013,440)
Net decrease from capital share transactions	(3,357,985)	(2,766,415)
Net decrease in net assets	(2,164,521)	(9,452,861)

Net assets:
Beginning of year	64,383,776	73,836,637
End of year	$62,219,255	$64,383,776

Capital share activity:
Shares sold	79,965	124,259
Shares issued from reinvestment of distributions	114,948	93,460
Shares redeemed	(276,354)	(276,335)
Net decrease in shares	(81,441)	(58,616)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$42.29	$46.70	$37.30	$41.39	$36.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.51	.27	.32	.32
Net gain (loss) on investments (realized and unrealized)	3.68	(2.37)	9.47	(1.36)	7.62
Total from investment operations	4.15	(1.86)	9.74	(1.04)	7.94
Less distributions from:
Net investment income	(.56)	(.31)	(.34)	(.37)	(.33)
Net realized gains	(2.71)	(2.24)	—	(2.68)	(2.40)
Total distributions	(3.27)	(2.55)	(.34)	(3.05)	(2.73)
Net asset value, end of period	$43.17	$42.29	$46.70	$37.30	$41.39

Total Return[b]	10.29%	(3.74%)	26.18%	(0.97%)	22.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,219	$64,384	$73,837	$64,418	$74,015
Ratios to average net assets:
Net investment income (loss)	1.15%	1.17%	0.61%	0.97%	0.80%
Total expenses[c]	1.23%	1.21%	1.21%	1.29%	1.29%
Net expenses[d,e]	1.11%	1.12%	1.13%	1.14%	1.14%
Portfolio turnover rate	25%	38%	32%	32%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.11%	1.12%	1.13%	1.13%	1.14%

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series V (SMid Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Gregg Strohkorb, CFA, Managing Director and Portfolio Manager; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Chris Phalen, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 9.73%, underperforming the Russell 2500 Value Index, the Fund’s benchmark (“Benchmark”), which returned 15.98% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period somewhat indecisively. However, a buoyant economy helped build expectations that a highly anticipated recession could be pushed further out and that perhaps the Fed could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area, and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and Treasury issuance caused a significant rise in interest rates. Then, at the beginning of November, the market sensed a possible Fed pivot. Not only was the trend of steadily rising interest rates believed to be past, but hopes quickly built for numerous interest rate cuts. Consequently, there was a strong rally among smaller, lower-quality names. The combination of these two factors—growth leadership early in the year and a low-quality year-end rally—created an extremely difficult backdrop for the relative performance of this strategy.

The Fund had a disappointing year as it underperformed its benchmark by 625 basis points. The most significant positive contributor to the strategy was stock selection in the Health Care sector. This sector managed to gain almost 10% during the year while the benchmark was up just 0.5%. The Health Care sector was buffeted by investor concern about the implications that the growing popularity of weight loss drugs would have on demand in the various sub-industries. Generally, the strategy was able to avoid many of the impacted companies and benefited from strong performance from Integer Holdings (+44%), Evolent Health (+17%) and Azenta (+11%).

Stock selection in the Materials sector was favorable, as this sector gained well over 19% versus 17.8% for the benchmark. Westlake Corp. gained more than 38%, as it was rewarded for operating in an area of the chemical industry (chlor-alkali) that has very limited new capacity coming onstream over the next several years. In addition, its building products business posted solid results. Construction materials stocks such as Knife River (not held at period end) and Summit Materials, Inc. (up 36% and 35%, respectively) performed well as they are perceived to be beneficiaries of the IRA act.

Lastly, the strategy’s weighting in REITs that was about ½ of the benchmark’s proved to be a nice tailwind as the REIT sector gained 10.6%, lagging the benchmark’s overall 16.1% gain.

On the negative side, stock selection in Financials had the most significant adverse impact. This sector was down 1.7% versus a gain of 12.6% in the benchmark. This was largely attributable to a significant exposure to SIVB Financial that ended up costing the strategy approximately 160 basis points.

Secondly, stock selection coupled with an underweighting in the Consumer Discretionary sector was unfavorable. Stocks owned in this sector provided slightly negative returns, while the sector advanced more than 24% for the benchmark. The average weighting of 3.4% was well below the benchmark weighting of 11.9%. The consumer was far more resilient than anticipated and low exposures to homebuilders or auto retailers proved to be detrimental. The home-oriented stocks that the strategy owned, such as Whirlpool Corp., Newell Brands, Inc., and Leggett & Platt (not held at period end), all provided negative returns.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2023

Lastly, an overweighting to the Utility sector, which declined 3.5% in the benchmark, was detrimental. The strategy’s average weighting of 5.1% was above the benchmark’s 3.5% exposure.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical outlook seems to have become less favorable, and the Fed, while wanting to be more accommodative, must still contend with financial markets that are becoming increasingly frothy. The bond market has also started to become increasingly concerned about deficits and the willingness of foreign central banks to continue participating in Treasury auctions at the level now required. We believe all of this provides plenty of opportunity for volatility to increase in the year ahead.

At the beginning of the Reporting Period, our three largest active weights were in Industrials (+670 basis points), Technology (+341 basis points), and Materials (+334 basis points). At the end of the Reporting Period, they were in Materials (+406 basis points), Technology (+340 basis points), and Energy (+336 basis points).

At the beginning of the Reporting Period, our largest underweights were in Consumer Discretionary (-700 basis points), Real Estate (-563 basis points), and Financials (-353 basis points). At the end of the Reporting Period, they were in Consumer Discretionary (-901 basis points), Real Estate (-502 basis points), and Communication Services (-288 basis points). Cash at the end of the Reporting Period was less than 1%.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings	% of Total Net Assets
Ingredion, Inc.	2.4%
Unum Group	2.4%
Curtiss-Wright Corp.	2.1%
Pioneer Natural Resources Co.	2.0%
Evergy, Inc.	1.9%
Prosperity Bancshares, Inc.	1.9%
OGE Energy Corp.	1.9%
Markel Group, Inc.	1.8%
Evolent Health, Inc. — Class A	1.8%
Teledyne Technologies, Inc.	1.8%
Top Ten Total	20.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	9.73%	11.98%	7.59%
Russell 2500 Value Index	15.98%	10.79%	7.42%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 99.5%

Industrial - 24.8%
Curtiss-Wright Corp.	15,343	$3,418,267
Teledyne Technologies, Inc.*	6,415	2,862,951
Graphic Packaging Holding Co.	113,754	2,804,036
Knight-Swift Transportation Holdings, Inc.	42,599	2,455,833
Summit Materials, Inc. — Class A*	58,969	2,267,948
Kirby Corp.*	26,936	2,113,937
Daseke, Inc.*	244,873	1,983,471
Advanced Energy Industries, Inc.	17,827	1,941,717
Coherent Corp.*	44,451	1,934,952
Arcosa, Inc.	23,028	1,903,034
Johnson Controls International plc	31,250	1,801,250
PGT Innovations, Inc.*	39,297	1,599,388
Esab Corp.	17,760	1,538,371
Mercury Systems, Inc.*	40,107	1,466,713
Terex Corp.	23,685	1,360,940
MDU Resources Group, Inc.	67,949	1,345,390
EnerSys	11,333	1,144,179
Littelfuse, Inc.	4,153	1,111,177
Park Aerospace Corp.	73,696	1,083,331
Sonoco Products Co.	14,545	812,629
Masonite International Corp.*	9,491	803,508
Stoneridge, Inc.*	34,863	682,269
Plexus Corp.*	5,945	642,833
GATX Corp.	3,418	410,912
NVE Corp.	4,870	381,954
Total Industrial		39,870,990

Financial - 21.6%
Unum Group	85,948	3,886,569
Prosperity Bancshares, Inc.	44,851	3,037,758
Markel Group, Inc.*	2,068	2,936,353
First Merchants Corp.	70,938	2,630,381
Alexandria Real Estate Equities, Inc. REIT	19,006	2,409,391
Stifel Financial Corp.	34,421	2,380,212
Old Republic International Corp.	75,587	2,222,258
Jefferies Financial Group, Inc.	50,911	2,057,314
First American Financial Corp.	24,171	1,557,579
Sun Communities, Inc. REIT	10,247	1,369,511
Ventas, Inc. REIT	25,543	1,273,063
Apple Hospitality REIT, Inc.	76,398	1,268,971
Stewart Information Services Corp.	20,658	1,213,657
Jones Lang LaSalle, Inc.*	5,755	1,086,947
Synovus Financial Corp.	25,840	972,876
Gaming and Leisure Properties, Inc. REIT	19,571	965,829
Axos Financial, Inc.*	17,465	953,589
BOK Financial Corp.	9,986	855,301
First Horizon Corp.	56,318	797,463
WisdomTree, Inc.	61,384	425,391
UMB Financial Corp.	5,046	421,593
Total Financial		34,722,006

Consumer, Non-cyclical - 15.6%
Ingredion, Inc.	36,142	3,922,491
Euronet Worldwide, Inc.*	28,040	2,845,780
Bunge Global S.A.	25,994	2,624,094
Encompass Health Corp.	39,104	2,609,019
Enovis Corp.*	44,942	2,517,651
Integer Holdings Corp.*	22,296	2,209,088
Central Garden & Pet Co. — Class A*	36,979	1,628,555
Henry Schein, Inc.*	15,717	1,189,934
ICF International, Inc.	8,167	1,095,113
Azenta, Inc.*	14,247	928,049
LivaNova plc*	16,420	849,571
Quest Diagnostics, Inc.	6,021	830,175
Certara, Inc.*	45,799	805,605
Ironwood Pharmaceuticals, Inc. — Class A*	42,997	491,886
Jazz Pharmaceuticals plc*	3,354	412,542
Total Consumer, Non-cyclical		24,959,553

Technology - 8.7%
Evolent Health, Inc. — Class A*	88,522	2,923,882
Teradyne, Inc.	25,467	2,763,679
Science Applications International Corp.	18,106	2,250,938
Leidos Holdings, Inc.	19,309	2,090,006
MACOM Technology Solutions Holdings, Inc.*	21,155	1,966,357
Wolfspeed, Inc.*	21,677	943,166
LivePerson, Inc.*	180,853	685,433
Axcelis Technologies, Inc.*	3,058	396,592
Total Technology		14,020,053

Energy - 8.2%
Pioneer Natural Resources Co.	14,093	3,169,234
Diamondback Energy, Inc.	16,878	2,617,440
Murphy Oil Corp.	41,143	1,755,161
Liberty Energy, Inc. — Class A	68,891	1,249,683
Equities Corp.	30,561	1,181,488
Talos Energy, Inc.*	77,945	1,109,157
Kinder Morgan, Inc.	47,986	846,473
Range Resources Corp.	23,548	716,801
Patterson-UTI Energy, Inc.	49,799	537,829
HydroGen Corp.*,†††,1	672,346	1
Total Energy		13,183,267

Basic Materials - 6.8%
Reliance Steel & Aluminum Co.	8,565	2,395,459
Westlake Corp.	15,433	2,160,003
Avient Corp.	45,219	1,879,754
Nucor Corp.	10,390	1,808,276
Ashland, Inc.	17,088	1,440,689
Huntsman Corp.	46,551	1,169,826
Total Basic Materials		10,854,007

Consumer, Cyclical - 6.4%
H&E Equipment Services, Inc.	44,032	2,303,754
MSC Industrial Direct Company, Inc. — Class A	22,183	2,246,251
Whirlpool Corp.	11,994	1,460,509
Lear Corp.	6,168	870,983
Lakeland Industries, Inc.	35,963	666,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Methode Electronics, Inc.	28,441	$646,464
Newell Brands, Inc.	59,067	512,702
Sonic Automotive, Inc. — Class A	7,840	440,686
Levi Strauss & Co. — Class A	25,106	415,253
Advance Auto Parts, Inc.	6,418	391,691
Crocs, Inc.*	3,633	339,359
Total Consumer, Cyclical		10,294,406

Utilities - 5.9%
Evergy, Inc.	58,995	3,079,539
OGE Energy Corp.	85,731	2,994,584
Pinnacle West Capital Corp.	35,510	2,551,038
Black Hills Corp.	14,897	803,693
Total Utilities		9,428,854

Communications - 1.5%
Calix, Inc.*	21,538	940,995
Ciena Corp.*	19,837	892,864
Luna Innovations, Inc.*	83,872	557,749
Total Communications		2,391,608

Total Common Stocks
(Cost $133,156,038)		159,724,744

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	308,333	1
Total Convertible Preferred Stocks
(Cost $294,438)		1

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*	220,317	113,463
Total Rights
(Cost $—)		113,463

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[3]	773,224	773,224
Total Money Market Fund
(Cost $773,224)		773,224

Total Investments - 100.0%
(Cost $134,223,700)		$160,611,432
Other Assets & Liabilities, net - 0.0%		(55,615)
Total Net Assets - 100.0%		$160,555,817

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES V (SMID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$159,724,743	$—	$1	$159,724,744
Convertible Preferred Stocks	—	—	1	1
Rights	113,463	—	—	113,463
Money Market Fund	773,224	—	—	773,224
Total Assets	$160,611,430	$—	$2	$160,611,432

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Common Stocks
HydroGen Corp. *	$1	$—	$—	$—	$—	$1	672,346	$—

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $131,652,125)	$160,611,431
Investments in affiliated issuers, at value (cost $2,571,575)	1
Cash	1,878
Prepaid expenses	3,388
Receivables:
Dividends	187,222
Interest	4,708
Fund shares sold	487
Total assets	160,809,115

Liabilities:
Payable for:
Securities purchased	77,688
Management fees	69,208
Distribution and service fees	33,180
Professional fees	24,521
Fund shares redeemed	21,916
Trustees’ fees*	2,974
Fund accounting/administration fees	2,935
Transfer agent/maintenance fees	2,274
Miscellaneous	18,602
Total liabilities	253,298
Net assets	$160,555,817

Net assets consist of:
Paid in capital	$127,955,212
Total distributable earnings (loss)	32,600,605
Net assets	$160,555,817
Capital shares outstanding	2,225,235
Net asset value per share	$72.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$3,377,685
Interest	100,037
Total investment income	3,477,722

Expenses:
Management fees	1,195,204
Distribution and service fees	398,401
Transfer agent/maintenance fees	25,007
Professional fees	90,034
Fund accounting/administration fees	73,466
Trustees’ fees*	18,742
Line of credit fees	5,978
Custodian fees	5,453
Miscellaneous	20,422
Total expenses	1,832,707
Less:
Expenses reimbursed by Adviser	(853)
Expenses waived by Adviser	(426,547)
Total waived/reimbursed expenses	(427,400)
Net expenses	1,405,307
Net investment income	2,072,415

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,467,881
Net realized gain	5,467,881
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,076,248
Net change in unrealized appreciation (depreciation)	7,076,248
Net realized and unrealized gain	12,544,129
Net increase in net assets resulting from operations	$14,616,544

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,072,415	$2,330,277
Net realized gain on investments	5,467,881	13,613,515
Net change in unrealized appreciation (depreciation) on investments	7,076,248	(19,694,434)
Net increase (decrease) in net assets resulting from operations	14,616,544	(3,750,642)

Distributions to shareholders	(13,654,917)	(20,034,393)

Capital share transactions:
Proceeds from sale of shares	2,665,048	3,018,349
Distributions reinvested	13,654,917	20,034,393
Cost of shares redeemed	(21,793,940)	(21,572,513)
Net increase (decrease) from capital share transactions	(5,473,975)	1,480,229
Net decrease in net assets	(4,512,348)	(22,304,806)

Net assets:
Beginning of year	165,068,165	187,372,971
End of year	$160,555,817	$165,068,165

Capital share activity:
Shares sold	37,002	39,400
Shares issued from reinvestment of distributions	195,433	293,201
Shares redeemed	(310,727)	(283,522)
Net increase (decrease) in shares	(78,292)	49,079

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$71.66	$83.11	$68.31	$69.18	$61.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	1.03	.61	1.21	.68
Net gain (loss) on investments (realized and unrealized)	5.86	(3.04)	15.53	1.10 [f]	15.01
Total from investment operations	6.77	(2.01)	16.14	2.31	15.69
Less distributions from:
Net investment income	(1.10)	(.70)	(1.34)	(.77)	(.64)
Net realized gains	(5.18)	(8.74)	—	(2.41)	(7.57)
Total distributions	(6.28)	(9.44)	(1.34)	(3.18)	(8.21)
Net asset value, end of period	$72.15	$71.66	$83.11	$68.31	$69.18

Total Return[b]	9.73%	(1.86%)	23.75%	4.30%	26.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,556	$165,068	$187,373	$172,440	$195,207
Ratios to average net assets:
Net investment income (loss)	1.30%	1.36%	0.76%	2.05%	1.01%
Total expenses[c]	1.15%	1.13%	1.14%	1.22%	1.19%
Net expenses[d,e]	0.88%	0.89%	0.90%	0.90%	0.91%
Portfolio turnover rate	28%	40%	34%	38%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.88%	0.89%	0.90%	0.90%	0.91%

[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series X (StylePlusTM—Small Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 21.01%, outperforming the Russell 2000 Growth Index (“Index”), the Fund’s benchmark, which returned 18.66%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the period, 20-30% of the total equity position was allocated to actively managed equity and 70-80% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund outperformed the Russell 2000 Growth Index by 2.35% net of fees. The Fund performed better than the benchmark due to contributions from the active equity and active fixed income sleeves, offset by cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 70-80% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%~5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings	% of Total Net Assets
Guggenheim Variable Insurance Strategy Fund III	26.0%
Guggenheim Strategy Fund III	24.9%
Guggenheim Strategy Fund II	14.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.2%
Boise Cascade Co.	0.5%
Mueller Industries, Inc.	0.5%
Applied Industrial Technologies, Inc.	0.4%
InterDigital, Inc.	0.4%
SPS Commerce, Inc.	0.4%
Axcelis Technologies, Inc.	0.4%
Top Ten Total	69.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	21.01%	9.41%	7.68%
Russell 2000 Growth Index	18.66%	9.22%	7.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 28.4%

Industrial - 7.5%
Boise Cascade Co.	1,108	$143,331
Mueller Industries, Inc.	2,863	134,991
Applied Industrial Technologies, Inc.	684	117,950
Encore Wire Corp.	479	102,314
Franklin Electric Company, Inc.	1,020	98,583
AAON, Inc.	1,334	98,543
Fabrinet*	505	96,117
Griffon Corp.	1,508	91,913
Apogee Enterprises, Inc.	1,471	78,566
Middleby Corp.*	481	70,789
Acuity Brands, Inc.	343	70,257
Donaldson Company, Inc.	1,027	67,114
Standex International Corp.	416	65,886
AGCO Corp.	529	64,226
Advanced Energy Industries, Inc.	527	57,401
Lindsay Corp.	429	55,410
UFP Industries, Inc.	441	55,367
Enerpac Tool Group Corp.	1,780	55,340
Timken Co.	648	51,937
Badger Meter, Inc.	283	43,686
Moog, Inc. — Class A	291	42,131
AeroVironment, Inc.*	327	41,215
Frontdoor, Inc.*	1,138	40,080
Alamo Group, Inc.	188	39,516
Armstrong World Industries, Inc.	380	37,362
Simpson Manufacturing Company, Inc.	186	36,824
Dorian LPG Ltd.	827	36,280
Dycom Industries, Inc.*	307	35,333
Advanced Drainage Systems, Inc.	202	28,409
Watts Water Technologies, Inc. — Class A	107	22,292
Matson, Inc.	186	20,386
Total Industrial		1,999,549

Consumer, Cyclical - 4.6%
Monarch Casino & Resort, Inc.	1,279	88,443
Brunswick Corp.	835	80,786
Installed Building Products, Inc.	429	78,430
Cavco Industries, Inc.*	218	75,563
MSC Industrial Direct Company, Inc. — Class A	646	65,414
Meritage Homes Corp.	375	65,325
Gentex Corp.	1,921	62,740
Golden Entertainment, Inc.	1,358	54,225
Polaris, Inc.	567	53,735
AutoNation, Inc.*	342	51,362
Papa John’s International, Inc.	648	49,397
Wabash National Corp.	1,792	45,911
Oxford Industries, Inc.	455	45,500
Buckle, Inc.	940	44,669
Dolby Laboratories, Inc. — Class A	466	40,160
Green Brick Partners, Inc.*	760	39,474
Signet Jewelers Ltd.	359	38,506
Group 1 Automotive, Inc.	125	38,092
Asbury Automotive Group, Inc.*	149	33,520
Ethan Allen Interiors, Inc.	990	31,601
Boyd Gaming Corp.	387	24,230
Vista Outdoor, Inc.*	801	23,685
Titan International, Inc.*	1,563	23,257
M/I Homes, Inc.*	151	20,799
Abercrombie & Fitch Co. — Class A*	222	19,585
American Eagle Outfitters, Inc.	904	19,129
Total Consumer, Cyclical		1,213,538

Technology - 4.5%
SPS Commerce, Inc.*	555	107,581
Axcelis Technologies, Inc.*	826	107,124
Photronics, Inc.*	2,967	93,075
DoubleVerify Holdings, Inc.*	2,389	87,868
Diodes, Inc.*	1,067	85,915
Progress Software Corp.	1,567	85,088
Kulicke & Soffa Industries, Inc.	1,165	63,749
Cirrus Logic, Inc.*	758	63,058
CEVA, Inc.*	2,241	50,893
Cohu, Inc.*	1,274	45,087
Veradigm, Inc.*	4,263	44,719
PDF Solutions, Inc.*	1,277	41,043
Teradata Corp.*	838	36,461
NetScout Systems, Inc.*	1,568	34,418
Amkor Technology, Inc.	1,001	33,303
Allegro MicroSystems, Inc.*	1,066	32,268
MaxLinear, Inc. — Class A*	1,341	31,875
Digi International, Inc.*	1,219	31,694
Crane NXT Co.	507	28,833
Agilysys, Inc.*	338	28,669
Blackbaud, Inc.*	327	28,351
Qualys, Inc.*	121	23,750
CommVault Systems, Inc.*	278	22,198
Total Technology		1,207,020

Consumer, Non-cyclical - 4.1%
elf Beauty, Inc.*	705	101,760
Alarm.com Holdings, Inc.*	1,342	86,720
Dynavax Technologies Corp.*	5,781	80,818
AMN Healthcare Services, Inc.*	925	69,264
Innoviva, Inc.*	3,950	63,358
Corcept Therapeutics, Inc.*	1,930	62,686
Premier, Inc. — Class A	2,526	56,481
Collegium Pharmaceutical, Inc.*	1,463	45,031
Exelixis, Inc.*	1,858	44,574
Ensign Group, Inc.	395	44,323
Encompass Health Corp.	590	39,365
Perdoceo Education Corp.	2,159	37,912
Cross Country Healthcare, Inc.*	1,651	37,379
Catalyst Pharmaceuticals, Inc.*	2,118	35,604
Vector Group Ltd.	3,057	34,483
Embecta Corp.	1,774	33,582
Stride, Inc.*	562	33,366
Amphastar Pharmaceuticals, Inc.*	520	32,162
Chemed Corp.	54	31,576
Quanex Building Products Corp.	902	27,574
LiveRamp Holdings, Inc.*	713	27,008

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
H&R Block, Inc.	549	$26,555
Halozyme Therapeutics, Inc.*	680	25,133
Harmony Biosciences Holdings, Inc.*	666	21,512
Ligand Pharmaceuticals, Inc.*, ††	89	—

Total Consumer, Non-cyclical		1,098,226

Financial - 3.7%
Westamerica BanCorp	1,424	80,328
Jackson Financial, Inc. — Class A	1,534	78,541
International Bancshares Corp.	1,403	76,211
Hanmi Financial Corp.	3,781	73,351
First BanCorp	4,262	70,110
SouthState Corp.	752	63,506
OFG Bancorp	1,601	60,006
Interactive Brokers Group, Inc. — Class A	660	54,714
Virtus Investment Partners, Inc.	217	52,462
BancFirst Corp.	530	51,585
StoneX Group, Inc.*	689	50,869
Mr Cooper Group, Inc.*	769	50,078
Pathward Financial, Inc.	840	44,461
TrustCo Bank Corporation NY	1,159	35,987
East West Bancorp, Inc.	460	33,097
Artisan Partners Asset Management, Inc. — Class A	740	32,693
Bancorp, Inc.*	788	30,385
NMI Holdings, Inc. — Class A*	831	24,664
Affiliated Managers Group, Inc.	153	23,167
Total Financial		986,215

Energy - 1.8%
SM Energy Co.	2,103	81,428
Liberty Energy, Inc. — Class A	2,991	54,257
CVR Energy, Inc.	1,654	50,116
Helmerich & Payne, Inc.	1,255	45,456
CONSOL Energy, Inc.	444	44,635
US Silica Holdings, Inc.*	3,443	38,940
CNX Resources Corp.*	1,891	37,820
PBF Energy, Inc. — Class A	792	34,817
Patterson-UTI Energy, Inc.	3,206	34,625
Northern Oil and Gas, Inc.	928	34,401
SolarEdge Technologies, Inc.*	248	23,213
Total Energy		479,708

Communications - 1.6%
InterDigital, Inc.	1,033	112,122
Extreme Networks, Inc.*	3,345	59,006
Yelp, Inc. — Class A*	1,218	57,660
Viavi Solutions, Inc.*	4,223	42,526
A10 Networks, Inc.	2,950	38,851
ePlus, Inc.*	460	36,727
Perficient, Inc.*	538	35,411
Harmonic, Inc.*	2,506	32,678
Total Communications		414,981

Basic Materials - 0.5%
Livent Corp.*	2,627	47,233
Sylvamo Corp.	810	39,779
NewMarket Corp.	42	22,925
Carpenter Technology Corp.	274	19,399
Total Basic Materials		129,336

Utilities - 0.1%
Otter Tail Corp.	337	28,635

Total Common Stocks
(Cost $6,650,059)		7,557,208

MUTUAL FUNDS† - 66.7%
Guggenheim Variable Insurance Strategy Fund III[1]	281,878	6,914,473
Guggenheim Strategy Fund III[1]	270,394	6,638,163
Guggenheim Strategy Fund II1	158,847	3,891,748
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	31,563	310,899
Total Mutual Funds
(Cost $17,898,749)		17,755,283

MONEY MARKET FUND† - 6.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	1,688,666	1,688,666
Total Money Market Fund
(Cost $1,688,666)		1,688,666

Total Investments - 101.4%
(Cost $26,237,474)		$27,001,157
Other Assets & Liabilities, net - (1.4)%		(371,590)
Total Net Assets - 100.0%		$26,629,567

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2024	$561,620	$27,075
Russell 2000 Index Mini Futures Contracts	3	Mar 2024	307,050	21,667
			$868,670	$48,742

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 2000 Growth Index	Pay	5.74% (Federal Funds Rate + 0.41%)	At Maturity	03/31/24	2,015	$18,874,686	$2,133,893

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,557,208	$—	*	$—	$7,557,208
Mutual Funds	17,755,283	—		—	17,755,283
Money Market Fund	1,688,666	—		—	1,688,666
Equity Futures Contracts**	48,742	—		—	48,742
Equity Index Swap Agreements**	—	2,133,893		—	2,133,893
Total Assets	$27,049,899	$2,133,893		$—	$29,183,792

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,587,860	$4,579,289	$(3,329,836)	$19,970	$34,465	$3,891,748	158,847	$147,691
Guggenheim Strategy Fund III	7,474,966	899,034	(1,875,911)	(44,973)	185,047	6,638,163	270,394	413,973
Guggenheim Ultra Short Duration Fund — Institutional Class	288,481	15,976	—	—	6,442	310,899	31,563	15,995
Guggenheim Variable Insurance Strategy Fund III	6,828,127	369,208	(412,420)	(10,529)	140,087	6,914,473	281,878	369,728
	$17,179,434	$5,863,507	$(5,618,167)	$(35,532)	$366,041	$17,755,283		$947,387

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $8,338,725)	$9,245,874
Investments in affiliated issuers, at value (cost $17,898,749)	17,755,283
Cash	170
Segregated cash with broker	60,000
Unrealized appreciation on OTC swap agreements	2,133,893
Prepaid expenses	2,335
Receivables:
Dividends	79,265
Interest	5,766
Fund shares sold	74
Total assets	29,282,660

Liabilities:
Segregated cash due to broker	2,270,000
Payable for:
Swap settlement	240,230
Securities purchased	79,797
Variation margin on futures contracts	10,365
Distribution and service fees	5,437
Fund shares redeemed	4,962
Management fees	4,550
Transfer agent/maintenance fees	2,013
Fund accounting/administration fees	2,010
Trustees’ fees*	1,421
Miscellaneous	32,308
Total liabilities	2,653,093
Net assets	$26,629,567

Net assets consist of:
Paid in capital	$31,017,241
Total distributable earnings (loss)	(4,387,674)
Net assets	$26,629,567
Capital shares outstanding	996,086
Net asset value per share	$26.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $216)	$101,418
Dividends from securities of affiliated issuers	947,387
Interest	36,414
Total investment income	1,085,219

Expenses:
Management fees	188,985
Distribution and service fees	63,161
Transfer agent/maintenance fees	25,102
Interest expense	39,961
Professional fees	38,343
Fund accounting/administration fees	19,189
Trustees’ fees*	14,842
Custodian fees	13,540
Line of credit fees	817
Miscellaneous	11,675
Total expenses	415,615
Less:
Expenses reimbursed by Adviser	(4,157)
Expenses waived by Adviser	(110,822)
Earnings credits applied	(289)
Total waived/reimbursed expenses	(115,268)
Net expenses	300,347
Net investment income	784,872

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	299,542
Investments in affiliated issuers	(35,532)
Swap agreements	602,718
Futures contracts	(17,457)
Net realized gain	849,271
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,086,828
Investments in affiliated issuers	366,041
Swap agreements	1,678,008
Futures contracts	75,705
Net change in unrealized appreciation (depreciation)	3,206,582
Net realized and unrealized gain	4,055,853
Net increase in net assets resulting from operations	$4,840,725

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$784,872	$358,406
Net realized gain (loss) on investments	849,271	(8,924,685)
Net change in unrealized appreciation (depreciation) on investments	3,206,582	(1,124,827)
Net increase (decrease) in net assets resulting from operations	4,840,725	(9,691,106)

Distributions to shareholders	(356,250)	(8,952,911)

Capital share transactions:
Proceeds from sale of shares	1,135,100	613,968
Distributions reinvested	356,250	8,952,911
Cost of shares redeemed	(3,638,989)	(3,640,657)
Net increase (decrease) from capital share transactions	(2,147,639)	5,926,222
Net increase (decrease) in net assets	2,336,836	(12,717,795)

Net assets:
Beginning of year	24,292,731	37,010,526
End of year	$26,629,567	$24,292,731

Capital share activity:
Shares sold	46,743	21,194
Shares issued from reinvestment of distributions	13,755	382,440
Shares redeemed	(149,718)	(122,777)
Net increase (decrease) in shares	(89,220)	280,857

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$22.38	$46.01	$44.91	$34.53	$30.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	.38	.10	.17	.42
Net gain (loss) on investments (realized and unrealized)	3.94	(12.10)	2.82	10.65	7.28
Total from investment operations	4.69	(11.72)	2.92	10.82	7.70
Less distributions from:
Net investment income	(.34)	(.11)	(.19)	(.44)	(.22)
Net realized gains	—	(11.80)	(1.63)	—	(3.82)
Total distributions	(.34)	(11.91)	(1.82)	(.44)	(4.04)
Net asset value, end of period	$26.73	$22.38	$46.01	$44.91	$34.53

Total Return[b]	21.01%	(26.61%)	6.54%	31.82%	25.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,630	$24,293	$37,011	$37,989	$33,036
Ratios to average net assets:
Net investment income (loss)	3.11%	1.29%	0.22%	0.49%	1.24%
Total expenses[c]	1.65%	1.43%	1.39%	1.50%	1.62%
Net expenses[d,e]	1.19%	1.05%	1.00%	1.02%	1.11%
Portfolio turnover rate	80%	73%	64%	86%	59%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.03%	1.04%	1.00%	1.01%	1.03%

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series Y (StylePlusTM—Large Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 39.91%, underperforming the Russell 1000 Growth Index (“Index”), the Fund’s benchmark, which returned 42.68%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund underperformed the Russell 1000 Growth Index by 2.77% net of fees. The Fund performed worse than the benchmark due to a negative contribution from the equity sleeve, which was offset by a positive contribution from the active fixed income sleeve, as well as the cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%~5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings	% of Total Net Assets
Guggenheim Variable Insurance Strategy Fund III	21.9%
Guggenheim Strategy Fund II	21.8%
Guggenheim Strategy Fund III	21.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.3%
Apple, Inc.	2.7%
Microsoft Corp.	2.6%
Alphabet, Inc. — Class C	1.4%
Amazon.com, Inc.	1.2%
NVIDIA Corp.	1.0%
Meta Platforms, Inc. — Class A	0.6%
Top Ten Total	83.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	39.91%	18.00%	14.25%
Russell 1000 Growth Index	42.68%	19.50%	14.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 20.5%

Technology - 9.5%
Apple, Inc.	6,901	$1,328,650
Microsoft Corp.	3,388	1,274,024
NVIDIA Corp.	952	471,450
Applied Materials, Inc.	911	147,646
QUALCOMM, Inc.	1,008	145,787
Broadcom, Inc.	121	135,066
Oracle Corp.	1,256	132,420
Lam Research Corp.	169	132,371
Fortinet, Inc.*	2,117	123,908
NXP Semiconductor N.V.	534	122,649
KLA Corp.	207	120,329
Texas Instruments, Inc.	654	111,481
ON Semiconductor Corp.*	1,263	105,498
Microchip Technology, Inc.	1,150	103,707
Salesforce, Inc.*	285	74,995
Adobe, Inc.*	99	59,063
ServiceNow, Inc.*	35	24,727
Total Technology		4,613,771

Communications - 3.6%
Alphabet, Inc. — Class C*	4,777	673,223
Amazon.com, Inc.*	3,805	578,132
Meta Platforms, Inc. — Class A*	887	313,962
VeriSign, Inc.*	435	89,592
Motorola Solutions, Inc.	154	48,216
Netflix, Inc.*	85	41,385
Total Communications		1,744,510

Consumer, Non-cyclical - 2.6%
Merck & Company, Inc.	1,326	144,560
Eli Lilly & Co.	238	138,735
Regeneron Pharmaceuticals, Inc.*	143	125,596
Incyte Corp.*	1,805	113,336
Molina Healthcare, Inc.*	290	104,780
Amgen, Inc.	362	104,263
Biogen, Inc.*	396	102,473
Gilead Sciences, Inc.	1,235	100,047
Bristol-Myers Squibb Co.	1,945	99,798
HCA Healthcare, Inc.	348	94,197
Altria Group, Inc.	1,640	66,158
Vertex Pharmaceuticals, Inc.*	156	63,475
Humana, Inc.	60	27,468
Total Consumer, Non-cyclical		1,284,886

Industrial - 1.6%
Caterpillar, Inc.	514	151,974
Deere & Co.	341	136,356
Keysight Technologies, Inc.*	675	107,386
Masco Corp.	1,597	106,967
Snap-on, Inc.	355	102,538
Lockheed Martin Corp.	226	102,432
IDEX Corp.	355	77,074
Total Industrial		784,727

Consumer, Cyclical - 1.2%
Tesla, Inc.*	879	218,414
DR Horton, Inc.	801	121,736
WW Grainger, Inc.	139	115,188
Cummins, Inc.	413	98,942
Total Consumer, Cyclical		554,280

Energy - 1.0%
EOG Resources, Inc.	1,042	126,030
Marathon Petroleum Corp.	722	107,116
Equities Corp.	2,615	101,096
APA Corp.	2,809	100,787
SolarEdge Technologies, Inc.*	656	61,401
Total Energy		496,430

Financial - 0.6%
Discover Financial Services	831	93,404
Everest Group Ltd.	248	87,688
Visa, Inc. — Class A	283	73,679
Mastercard, Inc. — Class A	80	34,121
Total Financial		288,892

Utilities - 0.2%
Atmos Energy Corp.	873	101,181

Basic Materials - 0.2%
CF Industries Holdings, Inc.	1,258	100,011

Total Common Stocks
(Cost $8,576,959)		9,968,688

MUTUAL FUNDS† - 73.8%
Guggenheim Variable Insurance Strategy Fund III[1]	435,015	10,670,930
Guggenheim Strategy Fund II1	434,807	10,652,769
Guggenheim Strategy Fund III[1]	432,659	10,621,790
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	409,466	4,033,244
Total Mutual Funds
(Cost $36,224,088)		35,978,733

MONEY MARKET FUND† - 5.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.25%[2]	2,838,998	2,838,998
Total Money Market Fund
(Cost $2,838,998)		2,838,998

Total Investments - 100.1%
(Cost $47,640,045)		$48,786,419
Other Assets & Liabilities, net - (0.1)%		(57,015)
Total Net Assets - 100.0%		$48,729,404

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	2	Mar 2024	$481,900	$14,160

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	Pay	5.94% (Federal Funds Rate + 0.61%)	At Maturity	03/31/24	12,313	$38,496,595	$4,776,102

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,968,688	$—	$—	$9,968,688
Mutual Funds	35,978,733	—	—	35,978,733
Money Market Fund	2,838,998	—	—	2,838,998
Equity Futures Contracts**	14,160	—	—	14,160
Equity Index Swap Agreements**	—	4,776,102	—	4,776,102
Total Assets	$48,800,579	$4,776,102	$—	$53,576,681

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,651,513	$11,311,596	$(5,456,520)	$21,398	$124,782	$10,652,769	434,807	$457,630
Guggenheim Strategy Fund III	10,279,629	1,056,214	(913,902)	(33,835)	233,684	10,621,790	432,659	519,249
Guggenheim Ultra Short Duration Fund — Institutional Class	3,742,412	207,260	—	—	83,572	4,033,244	409,466	207,478
Guggenheim Variable Insurance Strategy Fund III	9,931,120	544,906	—	—	194,904	10,670,930	435,015	545,517
	$28,604,674	$13,119,976	$(6,370,422)	$(12,437)	$636,942	$35,978,733		$1,729,874

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $11,415,957)	$12,807,686
Investments in affiliated issuers, at value (cost $36,224,088)	35,978,733
Segregated cash with broker	25,000
Unrealized appreciation on OTC swap agreements	4,776,102
Prepaid expenses	2,697
Receivables:
Dividends	168,025
Interest	11,737
Fund shares sold	768
Total assets	53,770,748

Liabilities:
Segregated cash due to broker	4,280,000
Payable for:
Swap settlement	500,749
Securities purchased	168,771
Management fees	14,700
Fund shares redeemed	12,649
Distribution and service fees	10,158
Fund accounting/administration fees	2,167
Transfer agent/maintenance fees	2,096
Variation margin on futures contracts	1,325
Trustees’ fees*	1,313
Miscellaneous	47,416
Total liabilities	5,041,344
Net assets	$48,729,404

Net assets consist of:
Paid in capital	$45,056,639
Total distributable earnings (loss)	3,672,765
Net assets	$48,729,404
Capital shares outstanding	2,563,597
Net asset value per share	$19.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $309)	$132,625
Dividends from securities of affiliated issuers	1,729,874
Interest	85,107
Total investment income	1,947,606

Expenses:
Management fees	279,762
Distribution and service fees	107,855
Transfer agent/maintenance fees	25,083
Interest expense	126,414
Professional fees	41,834
Fund accounting/administration fees	26,384
Trustees’ fees*	15,863
Custodian fees	12,091
Line of credit fees	1,446
Miscellaneous	11,243
Total expenses	647,975
Less:
Expenses reimbursed by Adviser	(2,878)
Expenses waived by Adviser	(137,372)
Earnings credits applied	(1,186)
Total waived/reimbursed expenses	(141,436)
Net expenses	506,539
Net investment income	1,441,067

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	236,811
Investments in affiliated issuers	(12,437)
Swap agreements	5,858,008
Futures contracts	47,715
Net realized gain	6,130,097
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,718,012
Investments in affiliated issuers	636,942
Swap agreements	4,243,515
Futures contracts	79,151
Net change in unrealized appreciation (depreciation)	6,677,620
Net realized and unrealized gain	12,807,717
Net increase in net assets resulting from operations	$14,248,784

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,441,067	$588,298
Net realized gain (loss) on investments	6,130,097	(9,758,413)
Net change in unrealized appreciation (depreciation) on investments	6,677,620	(8,117,879)
Net increase (decrease) in net assets resulting from operations	14,248,784	(17,287,994)

Distributions to shareholders	(586,749)	(10,472,266)

Capital share transactions:
Proceeds from sale of shares	3,844,874	2,650,703
Distributions reinvested	586,749	10,472,266
Cost of shares redeemed	(6,425,230)	(6,278,669)
Net increase (decrease) from capital share transactions	(1,993,607)	6,844,300
Net increase (decrease) in net assets	11,668,428	(20,915,960)

Net assets:
Beginning of year	37,060,976	57,976,936
End of year	$48,729,404	$37,060,976

Capital share activity:
Shares sold	226,502	134,492
Shares issued from reinvestment of distributions	33,414	690,327
Shares redeemed	(389,335)	(329,923)
Net increase (decrease) in shares	(129,419)	494,896

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$13.76	$26.38	$25.79	$19.82	$16.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.24	.09	.16	.28
Net gain (loss) on investments (realized and unrealized)	4.92	(7.87)	6.51	7.07	5.13
Total from investment operations	5.47	(7.63)	6.60	7.23	5.41
Less distributions from:
Net investment income	(.22)	(.09)	(.17)	(.28)	(.38)
Net realized gains	—	(4.90)	(5.84)	(.98)	(1.68)
Total distributions	(.22)	(4.99)	(6.01)	(1.26)	(2.06)
Net asset value, end of period	$19.01	$13.76	$26.38	$25.79	$19.82

Total Return[b]	39.91%	(30.69%)	27.77%	37.87%	33.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,729	$37,061	$57,977	$49,478	$40,187
Ratios to average net assets:
Net investment income (loss)	3.35%	1.34%	0.34%	0.73%	1.51%
Total expenses[c]	1.51%	1.21%	1.20%	1.29%	1.44%
Net expenses[d,e]	1.18%	0.92%	0.88%	0.88%	0.97%
Portfolio turnover rate	57%	65%	40%	66%	47%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
0.88%	0.89%	0.87%	0.88%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2023

To Our Shareholders

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer - Equities and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 8.38%, outperforming the ICE BofA 3-Month U.S. Treasury Bill Index (“Index”), the Fund’s benchmark, which returned 5.05% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the broad market strongly recovered in a goldilocks environment of slowing inflation with sustained economic strength. The year started as it ended 2022, with interest rates rising, leading to pockets of struggle (for example, several regional banks going bust due to imbalances between their short term and long term liabilities). But by late summer the tone changed. Supply constraints eased, as did many commodity prices (particularly oil & gas). Meanwhile, the drumbeat of calls for a coming recession proved to be wrong (or early perhaps) – with the job market holding fairly steady despite the continued Fed rate increases. ‘Soft Landing’ replaced the term ‘Recession’ in economic news. The last Fed hike was in July, and by the end of 2023, the new consensus was gradual and steady Fed rate cuts in 2024.

As is often the case, the equity markets responded in strange ways. For most of the year, the cap-weighted benchmarks had impressive gains driven by the so-called ‘Magnificent Seven’ megacaps, with AI-related growth being a huge driver for the likes of Microsoft Corp., Nvidia (not held at period end), Alphabet (not held at period end), and Meta Platforms, Inc.. Outside those largest growth companies, returns were much weaker. The large cap value benchmarks, and small cap benchmarks, were all underwater for the year-to-date in late October. As the year closed out with long term rates on the decline, all asset classes held a massive risk-on rally (and particularly the laggards from earlier in the year). Companies with difficult profitability or leverage metrics seemed to rebound the most, as the easing of rates and spreads eased their situations the most.

The Fund had a return of +8.38%, amounting to about +3.33% of outperformance above our cash benchmark return. The overall market gains contributed about +1.1% based on our net long exposure. The realized beta (sensitivity of daily returns to broad stock market moves) was about 0.19 for the year.

Overall fundamental style positioning worked in the Fund’s favor by about +11.9% attribution. Value names had a good year vis-à-vis expensive names, particularly among the small and mid-caps. A bias towards high-quality positions also paid off (mostly early in 2023, before the risk-on rally commenced).

Industry tilts ended with a moderate -1.6% drag. A net long among Health Care names was a drag, as that sector was one of the poorly performing ‘defensive’ sectors (along with Utilities and Staples). On the plus side, the Fund’s net long in the Capital Goods industry was a positive contributor. Security selection (the impact of returns within style and industry groups) was close to neutral with a small -0.8% attribution.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives have a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. While the standalone performance of derivatives was negative for the Reporting Period as the market rose significantly, the partial market hedge performed as expected.

How was the Fund positioned at the end of the Reporting Period?

At Reporting Period end, the Fund held about 155% of assets in long securities, and 109% short, for a net-dollar exposure of 46%. Because the long side exposure holds higher quality and more defensive sectors, while the short side focuses on higher risk names, the actual expected net ‘beta’ of the fund is in the 0.10 to 0.15 range.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2023

The Fund maintains its style bias towards cheaper valuation names. Our bias towards higher profitability and low stock volatility remains. The Fund is slightly short the growth factor, but that bias is closer to neutral than in years past.

From an industry perspective, the Fund’s largest net long sectors are IT, Health Care, and Consumer Discretionary, with our names mostly focused on cheaper and higher-cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures are Real Estate, and Materials. Notably, the Fund has flipped to a net short exposure in the Materials sector – including many chemicals and mining names.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings	% of Total Net Assets
Toll Brothers, Inc.	1.1%
Incyte Corp.	1.1%
Viatris, Inc.	1.1%
Boise Cascade Co.	1.1%
QUALCOMM, Inc.	1.1%
Acuity Brands, Inc.	1.1%
Ambac Financial Group, Inc.	1.1%
MGIC Investment Corp.	1.0%
InterDigital, Inc.	1.0%
Essent Group Ltd.	1.0%
Top Ten Total	10.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	8.38%	1.99%	2.09%
Morningstar Long/Short Equity Category Average	9.28%	5.29%	3.25%
ICE BofA 3-Month U.S. Treasury Bill Index	5.05%	1.89%	1.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 100.8%

Industrial - 19.6%
Boise Cascade Co.[1]	292	$37,773
Acuity Brands, Inc.[1]	183	37,484
Middleby Corp.*	243	35,762
Donaldson Company, Inc.[1]	546	35,681
TD SYNNEX Corp.[1]	328	35,296
Snap-on, Inc.	120	34,661
Apogee Enterprises, Inc.[1]	614	32,794
International Seaways, Inc.	628	28,561
Terex Corp.[1]	497	28,558
Carlisle Companies, Inc.	87	27,181
Garmin Ltd.	205	26,351
Mueller Industries, Inc.	549	25,885
Brady Corp. — Class A	427	25,061
Teekay Corp.*	3,078	22,008
AGCO Corp.	178	21,611
UFP Industries, Inc.[1]	152	19,084
Encore Wire Corp.[1]	83	17,729
Owens Corning	119	17,639
Scorpio Tankers, Inc.	278	16,902
Argan, Inc.[1]	356	16,657
Keysight Technologies, Inc.*	103	16,386
Ardmore Shipping Corp.	1,032	14,541
Huntington Ingalls Industries, Inc.	55	14,280
EnerSys	140	14,134
Atkore, Inc.*	87	13,920
Teekay Tankers Ltd. — Class A	246	12,293
Vontier Corp.	348	12,023
Lindsay Corp.	79	10,204
Builders FirstSource, Inc.*	60	10,016
Griffon Corp.	145	8,838
A O Smith Corp.	101	8,327
Insteel Industries, Inc.	189	7,237
Total Industrial		684,877

Consumer, Cyclical - 18.5%
Toll Brothers, Inc.[1]	384	39,424
NVR, Inc.*	5	35,002
Allison Transmission Holdings, Inc.[1]	601	34,948
MSC Industrial Direct Company, Inc. — Class A	343	34,732
Meritage Homes Corp.	198	34,492
DR Horton, Inc.	226	34,347
PulteGroup, Inc.[1]	325	33,547
Brunswick Corp.[1]	346	33,475
Starbucks Corp.	345	33,123
Cummins, Inc.	121	28,988
Monarch Casino & Resort, Inc.	381	26,346
M/I Homes, Inc.*	186	25,620
Polaris, Inc.	262	24,830
Standard Motor Products, Inc.	594	23,647
KB Home	328	20,487
Taylor Morrison Home Corp. — Class A*,1	352	18,779
Lennar Corp. — Class A1	126	18,779
AutoNation, Inc.*	116	17,421
PACCAR, Inc.	175	17,089
General Motors Co.	425	15,266
Gentex Corp.	455	14,860
Tri Pointe Homes, Inc.*,1	336	11,894
BorgWarner, Inc.	282	10,110
MasterCraft Boat Holdings, Inc.*	437	9,894
Patrick Industries, Inc.	96	9,634
Malibu Boats, Inc. — Class A*	174	9,539
Golden Entertainment, Inc.	215	8,585
Ethan Allen Interiors, Inc.[1]	244	7,788
Home Depot, Inc.[1]	21	7,278
Caleres, Inc.	215	6,607
Total Consumer, Cyclical		646,531

Consumer, Non-cyclical - 16.9%
Incyte Corp.*,1	606	38,051
Viatris, Inc.	3,510	38,013
Gilead Sciences, Inc.[1]	432	34,996
Merck & Company, Inc.	319	34,777
Ingredion, Inc.	315	34,187
Hologic, Inc.*	474	33,867
Johnson & Johnson	211	33,072
Bristol-Myers Squibb Co.[1]	636	32,633
Pfizer, Inc.[1]	1,078	31,036
Innoviva, Inc.*	1,674	26,851
Premier, Inc. — Class A	1,095	24,484
Exelixis, Inc.*,1	890	21,351
Biogen, Inc.*	81	20,960
United Therapeutics Corp.*,1	94	20,670
Perdoceo Education Corp.	1,003	17,613
Dynavax Technologies Corp.*,1	1,224	17,112
Royalty Pharma plc — Class A	606	17,023
PayPal Holdings, Inc.*,1	188	11,545
Molina Healthcare, Inc.*	31	11,200
Humana, Inc.[1]	23	10,530
Centene Corp.*	134	9,944
Baxter International, Inc.	257	9,936
Cross Country Healthcare, Inc.*,1	410	9,282
Organon & Co.	571	8,234
Neurocrine Biosciences, Inc.*	58	7,642
Alarm.com Holdings, Inc.*	118	7,625
Thermo Fisher Scientific, Inc.	14	7,431
Alkermes plc*	259	7,185
Supernus Pharmaceuticals, Inc.*	240	6,946
Halozyme Therapeutics, Inc.*	166	6,135
Total Consumer, Non-cyclical		590,331

Communications - 12.6%
InterDigital, Inc.	331	35,927
Cisco Systems, Inc.[1]	701	35,414
Yelp, Inc. — Class A*,1	743	35,174
Fox Corp. — Class A1	1,063	31,539
Juniper Networks, Inc.[1]	1,048	30,895
VeriSign, Inc.*,1	148	30,482
T-Mobile US, Inc.	190	30,463
AT&T, Inc.[1]	1,746	29,298
Verizon Communications, Inc.[1]	761	28,690

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
TEGNA, Inc.	1,673	$25,597
IDT Corp. — Class B*,1	639	21,783
eBay, Inc.	414	18,059
Meta Platforms, Inc. — Class A*	48	16,990
Ooma, Inc.*	1,247	13,380
Shutterstock, Inc.	276	13,325
Ciena Corp.*	260	11,702
Gogo, Inc.*	992	10,049
Cargurus, Inc.*	306	7,393
Spok Holdings, Inc.	464	7,183
A10 Networks, Inc.[1]	529	6,967
Total Communications		440,310

Technology - 10.0%
QUALCOMM, Inc.	261	37,748
Amdocs Ltd.	394	34,629
International Business Machines Corp.[1]	209	34,182
Dropbox, Inc. — Class A*,1	979	28,861
Cirrus Logic, Inc.*	303	25,207
Genpact Ltd.	699	24,262
Microsoft Corp.	56	21,058
Photronics, Inc.*	644	20,202
Immersion Corp.[1]	2,801	19,775
Hewlett Packard Enterprise Co.[1]	1,118	18,983
Insight Enterprises, Inc.*	93	16,479
Skyworks Solutions, Inc.	144	16,188
Amkor Technology, Inc.	287	9,549
Applied Materials, Inc.	57	9,238
NetApp, Inc.	104	9,169
Veradigm, Inc.*,1	839	8,801
Bandwidth, Inc. — Class A*	580	8,393
DXC Technology Co.*	284	6,495
Total Technology		349,219

Financial - 9.3%
Ambac Financial Group, Inc.*,1	2,262	37,278
MGIC Investment Corp.[1]	1,885	36,361
Essent Group Ltd.	681	35,916
Radian Group, Inc.	1,242	35,459
Equity Commonwealth REIT	1,754	33,677
Interactive Brokers Group, Inc. — Class A	285	23,627
International Bancshares Corp.	356	19,338
Jackson Financial, Inc. — Class A	369	18,893
Walker & Dunlop, Inc.	159	17,651
Enact Holdings, Inc.[1]	600	17,334
SouthState Corp.	203	17,143
Mr Cooper Group, Inc.*	227	14,782
Affiliated Managers Group, Inc.	59	8,934
Preferred Bank/Los Angeles CA	103	7,524
Total Financial		323,917

Energy - 6.3%
Valero Energy Corp.[1]	267	34,710
Marathon Petroleum Corp.[1]	224	33,233
EOG Resources, Inc.	273	33,019
Cheniere Energy, Inc.	170	29,021
CNX Resources Corp.*,1	828	16,560
PBF Energy, Inc. — Class A	360	15,825
Liberty Energy, Inc. — Class A	856	15,528
CVR Energy, Inc.[1]	490	14,847
SandRidge Energy, Inc.	910	12,440
NOW, Inc.*	656	7,426
SolarEdge Technologies, Inc.*	79	7,394
Total Energy		220,003

Utilities - 5.7%
PPL Corp.	1,264	34,254
Atmos Energy Corp.	293	33,959
Evergy, Inc.	648	33,826
Xcel Energy, Inc.[1]	544	33,679
National Fuel Gas Co.[1]	652	32,711
Public Service Enterprise Group, Inc.[1]	526	32,165
Total Utilities		200,594

Basic Materials - 1.4%
NewMarket Corp.[1]	63	34,387
Sylvamo Corp.	269	13,211
Total Basic Materials		47,598

Government - 0.5%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	643	15,908

Total Common Stocks
(Cost $3,220,667)		3,519,288

MONEY MARKET FUND† - 4.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.21%[2]	139,354	139,354
Total Money Market Fund
(Cost $139,354)		139,354

Total Investments - 104.8%
(Cost $3,360,021)		$3,658,642
Other Assets & Liabilities, net - (4.8)%		(168,961)
Total Net Assets - 100.0%		$3,489,681

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/01/24	$923,893	$90,586
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	891,211	89,642
						$1,815,104	$180,228
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	11/01/24	$1,870,797	$(127,550)
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	1,870,817	(128,717)
						$3,741,614	$(256,267)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	75	1.05%	$3,956
Mueller Industries, Inc.	141	0.72%	2,159
Snap-on, Inc.	31	0.97%	2,085
Acuity Brands, Inc.	47	1.04%	1,683
UFP Industries, Inc.	39	0.53%	1,613
TD SYNNEX Corp.	84	0.98%	1,109
Terex Corp.	128	0.80%	1,094
Encore Wire Corp.	21	0.49%	974
Scorpio Tankers, Inc.	72	0.47%	926
Apogee Enterprises, Inc.	158	0.91%	922
Owens Corning	31	0.50%	904
Donaldson Company, Inc.	141	1.00%	878
Middleby Corp.	63	1.00%	852
Teekay Corp.	793	0.61%	683
Builders FirstSource, Inc.	15	0.27%	670
Atkore, Inc.	22	0.38%	645
Teekay Tankers Ltd. — Class A	63	0.34%	622
Argan, Inc.	92	0.47%	586
Keysight Technologies, Inc.	26	0.45%	565
International Seaways, Inc.	162	0.80%	539
Ardmore Shipping Corp.	266	0.41%	507
Carlisle Companies, Inc.	22	0.74%	479
Griffon Corp.	37	0.24%	424
EnerSys	36	0.39%	341
Huntington Ingalls Industries, Inc.	14	0.39%	265
Insteel Industries, Inc.	49	0.20%	259
Garmin Ltd.	53	0.74%	231
Brady Corp. — Class A	110	0.70%	187
AGCO Corp.	46	0.60%	159
A O Smith Corp.	26	0.23%	141
Vontier Corp.	90	0.34%	26
Lindsay Corp.	20	0.28%	(204)
Total Industrial			26,280

Communications
InterDigital, Inc.	85	1.00%	2,259
IDT Corp. — Class B	165	0.61%	1,724
AT&T, Inc.	450	0.82%	870
Yelp, Inc. — Class A	191	0.98%	722
T-Mobile US, Inc.	49	0.85%	690
Verizon Communications, Inc.	196	0.80%	626
Juniper Networks, Inc.	270	0.86%	592
eBay, Inc.	107	0.51%	493
Meta Platforms, Inc. — Class A	12	0.46%	489
Shutterstock, Inc.	71	0.37%	471
A10 Networks, Inc.	136	0.19%	214
Cargurus, Inc.	79	0.21%	177
Cisco Systems, Inc.	181	0.99%	28
TEGNA, Inc.	431	0.71%	21
Gogo, Inc.	256	0.28%	(109)
Ciena Corp.	67	0.33%	(122)
Spok Holdings, Inc.	120	0.20%	(134)
VeriSign, Inc.	38	0.85%	(160)
Fox Corp. — Class A	312	1.00%	(323)
Ooma, Inc.	321	0.37%	(385)
Total Communications			8,143

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Financial
MGIC Investment Corp.	486	1.01%	$2,390
Ambac Financial Group, Inc.	583	1.04%	1,986
Essent Group Ltd.	175	1.00%	1,568
SouthState Corp.	52	0.48%	950
International Bancshares Corp.	92	0.54%	903
Walker & Dunlop, Inc.	41	0.49%	821
Radian Group, Inc.	320	0.99%	771
Preferred Bank/Los Angeles CA	26	0.21%	700
Jackson Financial, Inc. — Class A	95	0.53%	281
Interactive Brokers Group, Inc. — Class A	73	0.66%	277
Affiliated Managers Group, Inc.	15	0.25%	211
Enact Holdings, Inc.	155	0.48%	149
Mr Cooper Group, Inc.	58	0.41%	122
Equity Commonwealth	452	0.94%	13
Total Financial			11,142

Consumer, Non-cyclical
Perdoceo Education Corp.	258	0.49%	1,812
Innoviva, Inc.	431	0.75%	1,704
Exelixis, Inc.	229	0.59%	1,526
Viatris, Inc.	904	1.06%	1,051
Dynavax Technologies Corp.	315	0.48%	658
Premier, Inc. — Class A	282	0.68%	574
Merck & Company, Inc.	82	0.97%	465
Biogen, Inc.	21	0.59%	458
Gilead Sciences, Inc.	111	0.97%	331
Neurocrine Biosciences, Inc.	15	0.21%	232
Alarm.com Holdings, Inc.	31	0.22%	231
Molina Healthcare, Inc.	8	0.31%	203
Ingredion, Inc.	81	0.95%	196
Centene Corp.	35	0.28%	191
Alkermes plc	67	0.20%	168
Hologic, Inc.	122	0.94%	133
Baxter International, Inc.	66	0.28%	117
PayPal Holdings, Inc.	48	0.32%	103
Thermo Fisher Scientific, Inc.	3	0.17%	101
Supernus Pharmaceuticals, Inc.	62	0.19%	55
Humana, Inc.	6	0.30%	(56)
Cross Country Healthcare, Inc.	106	0.26%	(83)
United Therapeutics Corp.	24	0.57%	(85)
Johnson & Johnson	54	0.92%	(123)
Halozyme Therapeutics, Inc.	43	0.17%	(130)
Royalty Pharma plc — Class A	156	0.47%	(217)
Incyte Corp.	156	1.06%	(278)
Organon & Co.	147	0.23%	(357)
Pfizer, Inc.	320	1.00%	(755)
Bristol-Myers Squibb Co.	184	1.02%	(1,697)
Total Consumer, Non-cyclical			6,528

Consumer, Cyclical
Toll Brothers, Inc.	99	1.10%	3,076
Meritage Homes Corp.	51	0.96%	2,470
M/I Homes, Inc.	48	0.72%	2,419
PulteGroup, Inc.	84	0.94%	2,138
Allison Transmission Holdings, Inc.	155	0.98%	2,082
DR Horton, Inc.	58	0.95%	1,932
Brunswick Corp.	89	0.93%	1,812
MSC Industrial Direct Company, Inc. — Class A	88	0.96%	1,221
KB Home	85	0.57%	1,176
Lennar Corp. — Class A	33	0.53%	1,077
Taylor Morrison Home Corp. — Class A	91	0.53%	993
NVR, Inc.	1	0.76%	928
Tri Pointe Homes, Inc.	86	0.33%	652
Standard Motor Products, Inc.	153	0.66%	617
PACCAR, Inc.	45	0.48%	602
Cummins, Inc.	62	1.61%	589
Patrick Industries, Inc.	25	0.27%	351
AutoNation, Inc.	30	0.49%	337
Monarch Casino & Resort, Inc.	98	0.73%	320
General Motors Co.	109	0.42%	289
Home Depot, Inc.	5	0.19%	271
Ethan Allen Interiors, Inc.	63	0.22%	233
Gentex Corp.	117	0.41%	198
Golden Entertainment, Inc.	55	0.24%	142
BorgWarner, Inc.	73	0.28%	104
Malibu Boats, Inc. — Class A	45	0.27%	63
Caleres, Inc.	55	0.18%	(48)
Starbucks Corp.	89	0.92%	(151)
MasterCraft Boat Holdings, Inc.	113	0.28%	(168)
Polaris, Inc.	67	0.69%	(950)
Total Consumer, Cyclical			24,775

Technology
Photronics, Inc.	166	0.56%	1,819
International Business Machines Corp.	54	0.96%	1,069
QUALCOMM, Inc.	67	1.05%	1,024
Skyworks Solutions, Inc.	37	0.45%	850

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Amdocs Ltd.	102	0.97%	$639
Dropbox, Inc. — Class A	252	0.80%	508
Cirrus Logic, Inc.	78	0.70%	494
Hewlett Packard Enterprise Co.	288	0.53%	403
Microsoft Corp.	15	0.61%	402
Bandwidth, Inc. — Class A	149	0.23%	396
Amkor Technology, Inc.	74	0.27%	362
Insight Enterprises, Inc.	24	0.46%	278
Applied Materials, Inc.	15	0.26%	218
Immersion Corp.	722	0.55%	147
Genpact Ltd.	180	0.68%	(19)
NetApp, Inc.	27	0.26%	(53)
DXC Technology Co.	73	0.18%	(62)
Veradigm, Inc.	216	0.25%	(470)
Total Technology			8,005

Utilities
Evergy, Inc.	334	1.89%	468
Public Service Enterprise Group, Inc.	135	0.89%	336
Atmos Energy Corp.	75	0.94%	302
PPL Corp.	326	0.96%	205
Xcel Energy, Inc.	140	0.94%	90
National Fuel Gas Co.	168	0.91%	(729)
Total Utilities			672

Energy
Marathon Petroleum Corp.	58	0.93%	1,039
Cheniere Energy, Inc.	44	0.81%	784
Valero Energy Corp.	69	0.97%	766
PBF Energy, Inc. — Class A	93	0.44%	245
SolarEdge Technologies, Inc.	20	0.20%	171
NOW, Inc.	169	0.21%	131
EOG Resources, Inc.	70	0.92%	(143)
CVR Energy, Inc.	126	0.41%	(156)
Liberty Energy, Inc. — Class A	220	0.43%	(429)
CNX Resources Corp.	213	0.46%	(469)
SandRidge Energy, Inc.	234	0.35%	(490)
Total Energy			1,449

Basic Materials
NewMarket Corp.	16	0.95%	3,291
Sylvamo Corp.	69	0.37%	(231)
Total Basic Materials			3,060

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	202	0.54%	532

Total MS Equity Long Custom Basket			$90,586

MS EQUITY SHORT CUSTOM BASKET

Utilities
AES Corp.	1,411	(1.45)%	2,246
Portland General Electric Co.	599	(1.39)%	2,052
California Water Service Group	485	(1.34)%	(494)
PG&E Corp.	1,449	(1.40)%	(1,007)
Southwest Gas Holdings, Inc.	415	(1.41)%	(1,582)
Eversource Energy	416	(1.37)%	(2,005)
UGI Corp.	1,114	(1.46)%	(2,147)
Total Utilities			(2,937)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	526	(1.17)%	3,084
Avis Budget Group, Inc.	53	(0.50)%	939
Grocery Outlet Holding Corp.	316	(0.46)%	717
Clorox Co.	126	(0.96)%	161
Utz Brands, Inc.	1,142	(0.99)%	(755)
Booz Allen Hamilton Holding Corp.	100	(0.68)%	(1,051)
RB Global, Inc.	255	(0.91)%	(1,246)
ICF International, Inc.	60	(0.43)%	(1,513)
Cintas Corp.	32	(1.03)%	(1,580)
Insmed, Inc.	435	(0.72)%	(1,842)
U-Haul Holding Co.	140	(0.54)%	(1,854)
TransUnion	222	(0.82)%	(1,919)
Neogen Corp.	1,026	(1.10)%	(2,507)
Affirm Holdings, Inc.	111	(0.29)%	(2,724)
Pilgrim’s Pride Corp.	875	(1.29)%	(3,217)
Rollins, Inc.	573	(1.34)%	(3,420)
Equifax, Inc.	114	(1.51)%	(5,455)
Total Consumer, Non-cyclical			(24,182)

Financial
Kennedy-Wilson Holdings, Inc.	2,118	(1.40)%	8,116
Sun Communities, Inc.	167	(1.19)%	6,859
Americold Realty Trust, Inc.	762	(1.23)%	2,937
American Tower Corp. — Class A	74	(0.85)%	2,140
Rexford Industrial Realty, Inc.	341	(1.02)%	1,845
New York Mortgage Trust, Inc.	1,837	(0.84)%	1,059
Raymond James Financial, Inc.	161	(0.96)%	626
UMH Properties, Inc.	982	(0.80)%	364
Ellington Financial, Inc.	1,231	(0.84)%	298
Equinix, Inc.	26	(1.12)%	39
COPT Defense Properties	200	(0.27)%	(21)
Alexander & Baldwin, Inc.	820	(0.83)%	(166)
Veris Residential, Inc.	654	(0.55)%	(374)

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Invitation Homes, Inc.	287	(0.52)%	$(605)
Rayonier, Inc.	431	(0.77)%	(936)
Apartment Investment and Management Co. — Class A	1,819	(0.76)%	(1,124)
PotlatchDeltic Corp.	377	(0.99)%	(1,171)
Ventas, Inc.	186	(0.50)%	(1,422)
Digital Realty Trust, Inc.	130	(0.94)%	(1,615)
Brighthouse Financial, Inc.	476	(1.35)%	(1,686)
Air Lease Corp. — Class A	361	(0.81)%	(2,196)
BOK Financial Corp.	333	(1.52)%	(2,396)
Carlyle Group, Inc.	472	(1.03)%	(2,494)
TFS Financial Corp.	1,842	(1.45)%	(2,902)
Welltower, Inc.	246	(1.19)%	(2,913)
Citigroup, Inc.	411	(1.13)%	(3,049)
Marcus & Millichap, Inc.	479	(1.12)%	(3,791)
Jones Lang LaSalle, Inc.	123	(1.24)%	(3,967)
Howard Hughes Holdings, Inc.	292	(1.34)%	(4,867)
Popular, Inc.	330	(1.45)%	(5,010)
CBRE Group, Inc. — Class A	311	(1.55)%	(6,680)
PennyMac Financial Services, Inc.	266	(1.26)%	(6,744)
KKR & Company, Inc. — Class A	338	(1.50)%	(8,718)
Total Financial			(40,564)

Basic Materials
Piedmont Lithium, Inc.	573	(0.86)%	7,475
Hecla Mining Co.	2,563	(0.66)%	2,682
Kaiser Aluminum Corp.	215	(0.82)%	1,341
Novagold Resources, Inc.	3,379	(0.68)%	1,318
Compass Minerals International, Inc.	320	(0.43)%	(218)
Tronox Holdings plc — Class A	725	(0.55)%	(582)
ATI, Inc.	203	(0.49)%	(647)
Schnitzer Steel Industries, Inc. — Class A	279	(0.45)%	(1,043)
Linde plc	62	(1.36)%	(1,301)
Element Solutions, Inc.	781	(0.97)%	(1,713)
Celanese Corp. — Class A	145	(1.20)%	(1,977)
Chemours Co.	476	(0.80)%	(2,574)
Ecolab, Inc.	108	(1.15)%	(2,988)
Carpenter Technology Corp.	166	(0.63)%	(4,070)
Stepan Co.	296	(1.50)%	(5,711)
Century Aluminum Co.	1,721	(1.12)%	(8,536)
Total Basic Materials			(18,544)

Consumer, Cyclical
Life Time Group Holdings, Inc.	614	(0.49)%	771
Topgolf Callaway Brands Corp.	1,438	(1.10)%	414
Walgreens Boots Alliance, Inc.	854	(1.19)%	(9)
Tesla, Inc.	22	(0.29)%	(315)
Allegiant Travel Co. — Class A	103	(0.45)%	(936)
Floor & Decor Holdings, Inc. — Class A	133	(0.79)%	(1,759)
Lithia Motors, Inc. — Class A	41	(0.72)%	(1,854)
Shake Shack, Inc. — Class A	207	(0.82)%	(1,981)
CarMax, Inc.	283	(1.16)%	(3,332)
Total Consumer, Cyclical			(9,001)

Energy
NOV, Inc.	652	(0.71)%	1,424
Noble Corporation plc	195	(0.50)%	118
Dril-Quip, Inc.	396	(0.49)%	(356)
Sitio Royalties Corp. — Class A	348	(0.44)%	(506)
TechnipFMC plc	888	(0.96)%	(764)
Valaris Ltd.	324	(1.19)%	(1,002)
Archrock, Inc.	1,106	(0.91)%	(2,897)
Total Energy			(3,983)

Industrial
Knight-Swift Transportation Holdings, Inc.	185	(0.57)%	(130)
Werner Enterprises, Inc.	225	(0.51)%	(294)
RXO, Inc.	591	(0.73)%	(792)
Stericycle, Inc.	190	(0.50)%	(874)
GATX Corp.	155	(1.00)%	(1,115)
Vulcan Materials Co.	91	(1.10)%	(1,654)
Trinity Industries, Inc.	932	(1.32)%	(3,009)
Casella Waste Systems, Inc. — Class A	293	(1.34)%	(4,186)
Boeing Co.	84	(1.17)%	(5,722)
Total Industrial			(17,776)

Technology
KBR, Inc.	254	(0.75)%	1,490
Paycor HCM, Inc.	961	(1.11)%	930
Ceridian HCM Holding, Inc.	285	(1.02)%	(729)
Parsons Corp.	246	(0.82)%	(1,916)
Evolent Health, Inc. — Class A	567	(1.00)%	(2,673)
HashiCorp, Inc. — Class A	727	(0.92)%	(3,287)
Braze, Inc. — Class A	361	(1.03)%	(3,581)
Total Technology			(9,766)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
DoorDash, Inc. — Class A	35	(0.19)%	$(363)
Roku, Inc.	32	(0.16)%	(434)
Total Communications			(797)
Total MS Equity Short Custom Basket			$(127,550)

GS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	75	1.09%	$3,957
Mueller Industries, Inc.	141	0.75%	2,159
Snap-on, Inc.	31	1.00%	2,084
Acuity Brands, Inc.	47	1.08%	1,693
UFP Industries, Inc.	39	0.55%	1,613
TD SYNNEX Corp.	84	1.01%	1,130
Terex Corp.	128	0.83%	1,125
Encore Wire Corp.	21	0.50%	972
Scorpio Tankers, Inc.	72	0.49%	928
Apogee Enterprises, Inc.	158	0.95%	921
Owens Corning	31	0.52%	916
Donaldson Company, Inc.	141	1.03%	885
Middleby Corp.	63	1.04%	856
Builders FirstSource, Inc.	15	0.28%	674
Teekay Corp.	793	0.64%	674
Atkore, Inc.	22	0.39%	644
Teekay Tankers Ltd. — Class A	63	0.35%	618
Argan, Inc.	92	0.48%	597
Keysight Technologies, Inc.	26	0.46%	567
International Seaways, Inc.	162	0.83%	526
Ardmore Shipping Corp.	266	0.42%	495
Carlisle Companies, Inc.	22	0.77%	488
Griffon Corp.	37	0.25%	422
EnerSys	36	0.41%	342
Huntington Ingalls Industries, Inc.	14	0.41%	274
Insteel Industries, Inc.	49	0.21%	255
Garmin Ltd.	53	0.76%	237
Brady Corp. — Class A	110	0.72%	183
AGCO Corp.	46	0.63%	155
A O Smith Corp.	26	0.24%	141
Vontier Corp.	90	0.35%	27
Lindsay Corp.	20	0.29%	(200)
Total Industrial			26,358

Communications
InterDigital, Inc.	85	1.04%	2,266
IDT Corp. — Class B	165	0.63%	1,720
AT&T, Inc.	450	0.85%	868
Yelp, Inc. — Class A	191	1.01%	715
T-Mobile US, Inc.	49	0.88%	687
Verizon Communications, Inc.	196	0.83%	614
Juniper Networks, Inc.	270	0.89%	590
Meta Platforms, Inc. — Class A	12	0.48%	493
eBay, Inc.	107	0.52%	485
Shutterstock, Inc.	71	0.38%	474
A10 Networks, Inc.	136	0.20%	195
Cargurus, Inc.	79	0.21%	176
Cisco Systems, Inc.	181	1.03%	34
TEGNA, Inc.	431	0.74%	33
Gogo, Inc.	256	0.29%	(100)
Ciena Corp.	67	0.34%	(123)
Spok Holdings, Inc.	120	0.21%	(159)
VeriSign, Inc.	38	0.88%	(166)
Fox Corp. — Class A	312	1.04%	(330)
Ooma, Inc.	321	0.39%	(379)
Total Communications			8,093

Financial
MGIC Investment Corp.	486	1.04%	2,390
Ambac Financial Group, Inc.	583	1.08%	1,986
Essent Group Ltd.	175	1.04%	1,576
SouthState Corp.	52	0.49%	978
International Bancshares Corp.	92	0.56%	907
Walker & Dunlop, Inc.	41	0.51%	801
Radian Group, Inc.	320	1.03%	783
Preferred Bank/Los Angeles CA	26	0.21%	699
Interactive Brokers Group, Inc. — Class A	73	0.68%	285
Jackson Financial, Inc. — Class A	95	0.55%	268
Affiliated Managers Group, Inc.	15	0.25%	211
Enact Holdings, Inc.	155	0.50%	153
Mr Cooper Group, Inc.	58	0.42%	122
Equity Commonwealth	452	0.97%	7
Total Financial			11,166

Consumer, Non-cyclical
Perdoceo Education Corp.	258	0.51%	1,813
Innoviva, Inc.	431	0.78%	1,709
Exelixis, Inc.	229	0.62%	1,535
Viatris, Inc.	904	1.10%	1,086
Dynavax Technologies Corp.	315	0.49%	661
Premier, Inc. — Class A	282	0.71%	546
Biogen, Inc.	21	0.61%	469
Merck & Company, Inc.	82	1.00%	468
Gilead Sciences, Inc.	111	1.01%	360
Alarm.com Holdings, Inc.	31	0.22%	236
Neurocrine Biosciences, Inc.	15	0.22%	231
Molina Healthcare, Inc.	8	0.32%	215
Centene Corp.	35	0.29%	193

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ingredion, Inc.	81	0.99%	$184
Alkermes plc	67	0.21%	166
Hologic, Inc.	122	0.98%	136
Baxter International, Inc.	66	0.29%	118
PayPal Holdings, Inc.	48	0.33%	103
Thermo Fisher Scientific, Inc.	3	0.18%	101
Supernus Pharmaceuticals, Inc.	62	0.20%	57
Humana, Inc.	6	0.31%	(72)
United Therapeutics Corp.	24	0.59%	(76)
Cross Country Healthcare, Inc.	106	0.27%	(111)
Johnson & Johnson	54	0.95%	(122)
Halozyme Therapeutics, Inc.	43	0.18%	(135)
Royalty Pharma plc — Class A	156	0.49%	(218)
Incyte Corp.	156	1.10%	(258)
Organon & Co.	147	0.24%	(367)
Pfizer, Inc.	320	1.03%	(758)
Bristol-Myers Squibb Co.	184	1.06%	(1,695)
Total Consumer, Non-cyclical			6,575

Consumer, Cyclical
Toll Brothers, Inc.	99	1.14%	3,096
Meritage Homes Corp.	51	1.00%	2,472
M/I Homes, Inc.	48	0.74%	2,427
PulteGroup, Inc.	84	0.97%	2,148
Allison Transmission Holdings, Inc.	155	1.01%	2,080
DR Horton, Inc.	58	0.99%	1,932
Brunswick Corp.	89	0.97%	1,819
MSC Industrial Direct Company, Inc. — Class A	88	1.00%	1,219
KB Home	85	0.60%	1,164
Lennar Corp. — Class A	33	0.55%	1,092
Taylor Morrison Home Corp. — Class A	91	0.54%	994
NVR, Inc.	1	0.79%	933
Tri Pointe Homes, Inc.	86	0.34%	658
Standard Motor Products, Inc.	153	0.68%	612
PACCAR, Inc.	45	0.49%	600
Patrick Industries, Inc.	25	0.28%	353
AutoNation, Inc.	30	0.51%	339
Monarch Casino & Resort, Inc.	98	0.76%	313
General Motors Co.	109	0.44%	290
Home Depot, Inc.	5	0.19%	272
Ethan Allen Interiors, Inc.	63	0.23%	228
Gentex Corp.	117	0.43%	195
Golden Entertainment, Inc.	55	0.25%	144
BorgWarner, Inc.	73	0.29%	103
Malibu Boats, Inc. — Class A	45	0.28%	57
Caleres, Inc.	55	0.19%	(41)
Starbucks Corp.	89	0.96%	(155)
MasterCraft Boat Holdings, Inc.	113	0.29%	(173)
Polaris, Inc.	67	0.71%	(952)
Total Consumer, Cyclical			24,219

Technology
Photronics, Inc.	166	0.58%	1,824
International Business Machines Corp.	54	0.99%	1,066
QUALCOMM, Inc.	67	1.09%	1,017
Skyworks Solutions, Inc.	37	0.47%	856
Amdocs Ltd.	102	1.01%	639
Cirrus Logic, Inc.	78	0.73%	508
Dropbox, Inc. — Class A	252	0.83%	504
Hewlett Packard Enterprise Co.	288	0.55%	407
Bandwidth, Inc. — Class A	149	0.24%	403
Microsoft Corp.	15	0.63%	402
Amkor Technology, Inc.	74	0.28%	366
Insight Enterprises, Inc.	24	0.48%	276
Applied Materials, Inc.	15	0.27%	219
Immersion Corp.	722	0.57%	141
Genpact Ltd.	180	0.70%	(44)
NetApp, Inc.	27	0.27%	(54)
DXC Technology Co.	73	0.19%	(63)
Veradigm, Inc.	216	0.25%	(473)
Total Technology			7,994

Utilities
Public Service Enterprise Group, Inc.	135	0.93%	351
Atmos Energy Corp.	75	0.98%	312
PPL Corp.	326	0.99%	194
Xcel Energy, Inc.	140	0.97%	86
National Fuel Gas Co.	168	0.95%	(730)
Total Utilities			213

Energy
Marathon Petroleum Corp.	58	0.97%	1,041
Cheniere Energy, Inc.	44	0.84%	780
Valero Energy Corp.	69	1.01%	765
PBF Energy, Inc. — Class A	93	0.46%	241
SolarEdge Technologies, Inc.	20	0.21%	172
NOW, Inc.	169	0.21%	137
EOG Resources, Inc.	70	0.95%	(149)
CVR Energy, Inc.	126	0.43%	(162)
Liberty Energy, Inc. — Class A	220	0.45%	(430)
CNX Resources Corp.	213	0.48%	(478)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
SandRidge Energy, Inc.	234	0.36%	$(489)
Total Energy			1,428

Basic Materials
NewMarket Corp.	16	0.98%	3,304
Sylvamo Corp.	69	0.38%	(206)
Total Basic Materials			3,098

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	186	0.52%	498

Total GS Equity Long Custom Basket			$89,642

GS EQUITY SHORT CUSTOM BASKET

Utilities
AES Corp.	1,411	(1.45)%	$2,406
Portland General Electric Co.	599	(1.39)%	2,056
California Water Service Group	485	(1.34)%	(510)
PG&E Corp.	1,449	(1.40)%	(988)
Southwest Gas Holdings, Inc.	415	(1.41)%	(1,612)
Eversource Energy	416	(1.37)%	(2,089)
UGI Corp.	1,114	(1.46)%	(2,285)
Total Utilities			(3,022)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	526	(1.18)%	3,024
Avis Budget Group, Inc.	53	(0.50)%	972
Grocery Outlet Holding Corp.	316	(0.46)%	735
Clorox Co.	126	(0.96)%	145
Utz Brands, Inc.	1,142	(0.99)%	(743)
Booz Allen Hamilton Holding Corp.	100	(0.68)%	(1,042)
RB Global, Inc.	255	(0.91)%	(1,271)
ICF International, Inc.	60	(0.43)%	(1,520)
Cintas Corp.	32	(1.03)%	(1,567)
U-Haul Holding Co.	140	(0.54)%	(1,850)
Insmed, Inc.	435	(0.72)%	(1,852)
TransUnion	222	(0.82)%	(1,928)
Neogen Corp.	1,026	(1.10)%	(2,579)
Affirm Holdings, Inc.	111	(0.29)%	(2,730)
Pilgrim’s Pride Corp.	875	(1.29)%	(3,220)
Rollins, Inc.	573	(1.34)%	(3,379)
Equifax, Inc.	114	(1.51)%	(5,389)
Total Consumer, Non-cyclical			(24,194)
Financial
Kennedy-Wilson Holdings, Inc.	2,118	(1.40)%	8,022
Sun Communities, Inc.	167	(1.19)%	6,830
Americold Realty Trust, Inc.	762	(1.23)%	2,895
American Tower Corp. — Class A	74	(0.85)%	2,154
Rexford Industrial Realty, Inc.	341	(1.02)%	1,801
New York Mortgage Trust, Inc.	1,837	(0.84)%	1,037
Raymond James Financial, Inc.	161	(0.96)%	599
UMH Properties, Inc.	982	(0.80)%	377
Ellington Financial, Inc.	1,231	(0.84)%	299
Equinix, Inc.	26	(1.12)%	21
COPT Defense Properties	200	(0.27)%	(18)
Alexander & Baldwin, Inc.	820	(0.83)%	(175)
Veris Residential, Inc.	654	(0.55)%	(398)
Invitation Homes, Inc.	287	(0.52)%	(602)
Rayonier, Inc.	431	(0.77)%	(965)
Apartment Investment and Management Co. — Class A	1,819	(0.76)%	(1,143)
PotlatchDeltic Corp.	377	(0.99)%	(1,180)
Ventas, Inc.	186	(0.50)%	(1,467)
Digital Realty Trust, Inc.	130	(0.94)%	(1,627)
Brighthouse Financial, Inc.	476	(1.35)%	(1,735)
Air Lease Corp. — Class A	361	(0.81)%	(2,198)
BOK Financial Corp.	333	(1.52)%	(2,404)
Carlyle Group, Inc.	472	(1.03)%	(2,556)
TFS Financial Corp.	1,842	(1.45)%	(2,925)
Welltower, Inc.	246	(1.19)%	(2,926)
Citigroup, Inc.	411	(1.13)%	(3,055)
Marcus & Millichap, Inc.	479	(1.12)%	(3,807)
Jones Lang LaSalle, Inc.	123	(1.24)%	(3,986)
Howard Hughes Holdings, Inc.	292	(1.34)%	(4,847)
Popular, Inc.	330	(1.45)%	(5,058)
CBRE Group, Inc. — Class A	311	(1.55)%	(6,683)
PennyMac Financial Services, Inc.	266	(1.26)%	(6,757)
KKR & Company, Inc. — Class A	338	(1.50)%	(8,719)
Total Financial			(41,196)

Basic Materials
Piedmont Lithium, Inc.	573	(0.86)%	7,423
Hecla Mining Co.	2,563	(0.66)%	2,695
Kaiser Aluminum Corp.	215	(0.82)%	1,341
Novagold Resources, Inc.	3,379	(0.68)%	1,306
Compass Minerals International, Inc.	320	(0.43)%	(265)
Tronox Holdings plc — Class A	725	(0.55)%	(614)
ATI, Inc.	203	(0.49)%	(627)
Schnitzer Steel Industries, Inc. — Class A	279	(0.45)%	(1,044)

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Linde plc	62	(1.36)%	$(1,283)
Element Solutions, Inc.	781	(0.97)%	(1,714)
Celanese Corp. — Class A	145	(1.20)%	(1,993)
Chemours Co.	476	(0.80)%	(2,563)
Ecolab, Inc.	108	(1.15)%	(3,002)
Carpenter Technology Corp.	166	(0.63)%	(4,073)
Stepan Co.	296	(1.50)%	(5,709)
Century Aluminum Co.	1,721	(1.12)%	(8,608)
Total Basic Materials			(18,730)

Consumer, Cyclical
Life Time Group Holdings, Inc.	614	(0.49)%	746
Topgolf Callaway Brands Corp.	1,438	(1.10)%	331
Walgreens Boots Alliance, Inc.	854	(1.19)%	13
Tesla, Inc.	22	(0.29)%	(321)
Allegiant Travel Co. — Class A	103	(0.45)%	(975)
Floor & Decor Holdings, Inc. — Class A	133	(0.79)%	(1,660)
Lithia Motors, Inc. — Class A	41	(0.72)%	(1,850)
Shake Shack, Inc. — Class A	207	(0.82)%	(2,000)
CarMax, Inc.	283	(1.16)%	(3,353)
Total Consumer, Cyclical			(9,069)

Energy
NOV, Inc.	652	(0.71)%	1,434
Noble Corporation plc	195	(0.50)%	112
Dril-Quip, Inc.	396	(0.49)%	(355)
Sitio Royalties Corp. — Class A	348	(0.44)%	(532)
TechnipFMC plc	888	(0.96)%	(756)
Valaris Ltd.	324	(1.19)%	(1,001)
Archrock, Inc.	1,106	(0.91)%	(2,929)
Total Energy			(4,027)

Industrial
Knight-Swift Transportation Holdings, Inc.	185	(0.57)%	(140)
Werner Enterprises, Inc.	225	(0.51)%	(287)
RXO, Inc.	591	(0.73)%	(850)
Stericycle, Inc.	190	(0.50)%	(902)
GATX Corp.	155	(1.00)%	(1,138)
Vulcan Materials Co.	91	(1.10)%	(1,620)
Trinity Industries, Inc.	932	(1.32)%	(2,985)
Casella Waste Systems, Inc. — Class A	293	(1.34)%	(4,180)
Boeing Co.	84	(1.17)%	(5,710)
Total Industrial			(17,812)

Technology
KBR, Inc.	254	(0.75)%	1,499
Paycor HCM, Inc.	961	(1.11)%	912
Ceridian HCM Holding, Inc.	285	(1.02)%	(769)
Parsons Corp.	246	(0.82)%	(1,914)
Evolent Health, Inc. — Class A	567	(1.00)%	(2,671)
HashiCorp, Inc. — Class A	727	(0.92)%	(3,354)
Braze, Inc. — Class A	361	(1.03)%	(3,569)
Total Technology			(9,866)

Communications
DoorDash, Inc. — Class A	35	(0.18)%	(360)
Roku, Inc.	32	(0.16)%	(441)
Total Communications			(801)
Total GS Equity Short Custom Basket			$(128,717)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at December 31, 2023.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,519,288	$—	$—	$3,519,288
Money Market Fund	139,354	—	—	139,354
Equity Custom Basket Swap Agreements**	—	180,228	—	180,228
Total Assets	$3,658,642	$180,228	$—	$3,838,870

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$256,267	$—	$256,267

**	This derivative is reported as unrealized appreciation/depreciation at period end.

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $3,360,021)	$3,658,642
Unrealized appreciation on OTC swap agreements	180,228
Cash	540
Prepaid expenses	2,170
Receivables:
Investment Adviser	11,400
Dividends	3,017
Interest	663
Total assets	3,856,660

Liabilities:
Unrealized depreciation on OTC swap agreements	256,267
Payable for:
Swap settlement	75,445
Professional fees	28,966
Transfer agent/maintenance fees	2,002
Fund accounting/administration fees	1,874
Trustees’ fees*	929
Distribution and service fees	740
Fund shares redeemed	96
Miscellaneous	660
Total liabilities	366,979
Net assets	$3,489,681

Net assets consist of:
Paid in capital	$4,572,854
Total distributable earnings (loss)	(1,083,173)
Net assets	$3,489,681
Capital shares outstanding	211,018
Net asset value per share	$16.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$71,152
Interest	5,157
Total investment income	76,309

Expenses:
Management fees	32,397
Transfer agent/maintenance fees	25,060
Professional fees	40,948
Custodian fees	15,983
Trustees’ fees*	13,636
Fund accounting/administration fees	10,457
Distribution and service fees	9,024
Line of credit fees	137
Miscellaneous	12,204
Total expenses	159,846
Less:
Expenses reimbursed by Adviser	(55,198)
Expenses waived by Adviser	(33,257)
Total waived/reimbursed expenses	(88,455)
Net expenses	71,391
Net investment income	4,918

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	129,659
Swap agreements	98,053
Net realized gain	227,712
Net change in unrealized appreciation (depreciation) on:
Investments	330,104
Swap agreements	(271,006)
Net change in unrealized appreciation (depreciation)	59,098
Net realized and unrealized gain	286,810
Net increase in net assets resulting from operations	$291,728

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,918	$4,641
Net realized gain (loss) on investments	227,712	(198,326)
Net change in unrealized appreciation (depreciation) on investments	59,098	(181,809)
Net increase (decrease) in net assets resulting from operations	291,728	(375,494)

Distributions to shareholders	(4,183)	(15,376)

Capital share transactions:
Proceeds from sale of shares	68,066	107,955
Distributions reinvested	4,183	15,376
Cost of shares redeemed	(521,279)	(576,477)
Net decrease from capital share transactions	(449,030)	(453,146)
Net decrease in net assets	(161,485)	(844,016)

Net assets:
Beginning of year	3,651,166	4,495,182
End of year	$3,489,681	$3,651,166

Capital share activity:
Shares sold	4,319	6,933
Shares issued from reinvestment of distributions	264	988
Shares redeemed	(32,599)	(37,088)
Net decrease in shares	(28,016)	(29,167)

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$15.27	$16.76	$14.83	$14.87	$15.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.02	.06	.06	.07
Net gain (loss) on investments (realized and unrealized)	1.27	(1.45)	1.97	(.01)	(.45)
Total from investment operations	1.29	(1.43)	2.03	.05	(.38)
Less distributions from:
Net investment income	(.02)	(.06)	(.10)	(.09)	(.02)
Total distributions	(.02)	(.06)	(.10)	(.09)	(.02)
Net asset value, end of period	$16.54	$15.27	$16.76	$14.83	$14.87

Total Return[b]	8.38%	(8.53%)	13.81%	0.27%	(2.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,490	$3,651	$4,495	$4,535	$6,229
Ratios to average net assets:
Net investment income (loss)	0.14%	0.12%	0.35%	0.41%	0.44%
Total expenses[c]	4.44%	4.43%	4.58%	3.98%	3.52%
Net expenses[d,e]	1.98%	1.99%	2.01%	2.01%	2.00%
Portfolio turnover rate	319%	294%	204%	171%	172%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.98%	1.99%	2.00%	2.00%	2.00%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2023, the Trust consisted of fourteen funds.The Trust offers shares of the funds to insurance companies for their variable annunity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC (“SI” or the “Adviser”) and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provide advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and SI provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) serves as the distributor for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the respective valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate.

In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which

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NOTES TO FINANCIAL STATEMENTS (continued)

derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

U.S. Government securities are valued by independent third party pricing services, the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third party pricing service.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System are generally valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies are generally valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Futures contracts are valued as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by a Fund are generally valued using an evaluated price provided by an independent third party pricing service.

Typically, loans are valued using information provided by independent third party pricing services that uses broker quotes, among other inputs. If the independent third party pricing service cannot or does not provide a valuation for a particular loan, or deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures and Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a

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time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third party pricing services are generally based on methods designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, independent third party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third party pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the independent third party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. A Fund may also use third party service providers to model certain securities to determine fair market value. While a Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than bonds which are not inflation-indexed. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Funds’ Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on

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NOTES TO FINANCIAL STATEMENTS (continued)

such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds

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record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Funds’ Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Funds’ Statements of Operations at the end of the commitment period.

(m) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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(n) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Funds’ Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2023, are disclosed in the Funds’ Statements of Operations.

(p) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign

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currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge, Income	$21,658,333	$1,421,269

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge, Income	$—	$2,640,833

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$6,466,315	$—
Series D (World Equity Income Series)	Hedge	—	6,463,625
Series E (Total Return Bond Series)	Duration, Hedge	3,796,380	—
Series J (StylePlus—Mid Growth Series)	Index exposure	5,103,455	—
Series N (Managed Asset Allocation Series)	Index Exposure, Speculation	5,746,082	1,229,356
Series X (StylePlus—Small Growth Series)	Index exposure	634,169	—
Series Y (StylePlus—Large Growth Series)	Index exposure	1,042,524	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$162,371,888	$—
Series E (Total Return Bond Series)	Hedge, Index Exposure	93,636	51,765
Series J (StylePlus—Mid Growth Series)	Index exposure	122,305,856	—
Series X (StylePlus—Small Growth Series)	Index exposure	18,734,909	—
Series Y (StylePlus—Large Growth Series)	Index exposure	33,920,787	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series Z (Alpha Opportunity Series)	Hedge, Leverage	$1,724,049	$3,644,483

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Income	$14,692,250	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge, Index exposure	$—	$2,698,333

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge	$—	$575,482
Series F (Floating Rate Strategies Series)	Hedge	—	447,820
Series P (High Yield Series)	Hedge	—	580,610

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency forward contracts	—	Unrealized depreciation on forward foreign currency exchange contracts
Credit/Equity/Interest rate on swap agreements

Unamortized upfront premiums paid on credit default swap agreements

Unrealized appreciation on OTC swap agreements

Unamortized upfront premiums paid on interest rate swap agreements

Variation margin on credit default swap agreements

Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements Variation margin on interest rate swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at December 31, 2023
Series A (StylePlus—Large Core Series)	$141,598	$18,411,216	$—	$—	$—	$—	$—	$—	$18,552,814
Series E (Total Return Bond Series)	—	8,652	—	109,629	—	1,019,971	—	16,566	1,154,818
Series J (StylePlus—Mid Growth Series)	220,779	17,377,099	—	—	—	—	—	—	17,597,878
Series N (Managed Asset Allocation Series)	201,824	—	—	36,015	—	—	—	—	237,839
Series X (StylePlus—Small Growth Series)	48,742	2,133,893	—	—	—	—	—	—	2,182,635
Series Y (StylePlus—Large Growth Series)	14,160	4,776,102	—	—	—	—	—	—	4,790,262
Series Z (Alpha Opportunity Series)	—	180,228	—	—	—	—	—	—	180,228

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Total Value at December 31, 2023
Series E (Total Return Bond Series)	$—	$—	$—	$—	$94,522	$176,739	$5,580	$—	$276,841
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	10,288	—	10,288
Series N (Managed Asset Allocation Series)	3,581	—	3,087	—	—	—	—	—	6,668
Series P (High Yield Series)	—	—	—	—	—	—	11,148	—	11,148
Series Z (Alpha Opportunity Series)	—	256,267	—	—	—	—	—	—	256,267

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased Net change in unrealized appreciation (depreciation) on options purchased Net realized gain (loss) on options written
Credit/Equity/Interest rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$591,006	$13,558,607	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14,149,613
Series D (World Equity Income Series)	—	—	416,656	—	—	—	—	—	—	—	—	—	416,656
Series E (Total Return Bond Series)	—	1,052	—	50,435	(109,427)	(70,635)	17,500	(38,120)	(5,587)	(2,396)	(45,416)	(128,014)	(330,608)
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	—	2,547	—	—	2,547
Series J (StylePlus—Mid Growth Series)	284,266	7,760,090	—	—	—	—	—	—	—	—	—	—	8,044,356
Series N (Managed Asset Allocation Series)	11,938	—	42,231	(45,454)	—	—	—	—	—	—	—	—	8,715
Series P (High Yield Series)	—	—	—	—	—	—	—	—	—	(957)	—	—	(957)
Series X (StylePlus—Small Growth Series)	(17,457)	602,718	—	—	—	—	—	—	—	—	—	—	585,261
Series Y (StylePlus—Large Growth Series)	47,715	5,858,008	—	—	—	—	—	—	—	—	—	—	5,905,723
Series Z (Alpha Opportunity Series)	—	98,053	—	—	—	—	—	—	—	—	—	—	98,053

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$234,478	$16,209,583	$—	$—	$—	$—	$—	$—	$—	$—	$—	$16,444,061
Series E (Total Return Bond Series)	—	8,652	—	132,006	1,236,384	(94,523)	—	—	(19,515)	(28,989)	—	1,234,015
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	(7,692)	—	—	(7,692)
Series J (StylePlus—Mid Growth Series)	376,869	15,268,042	—	—	—	—	—	—	—	—	—	15,644,911
Series N (Managed Asset Allocation Series)	250,808	—	2,640	38,936	—	—	—	—	—	—	—	292,384
Series P (High Yield Series)	—	—	—	—	—	—	—	—	(16,209)	—	—	(16,209)
Series X (StylePlus—Small Growth Series)	75,705	1,678,008	—	—	—	—	—	—	—	—	—	1,753,713
Series Y (StylePlus—Large Growth Series)	79,151	4,243,515	—	—	—	—	—	—	—	—	—	4,322,666
Series Z (Alpha Opportunity Series)	—	(271,006)	—	—	—	—	—	—	—	—	—	(271,006)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$18,411,216	$—	$18,411,216	$—	$(16,650,000)	$1,761,216
Series E (Total Return Bond Series)	Swap equity contracts	8,652	—	8,652	(6,213)	—	2,439
	Options purchased	16,566	—	16,566	(5,580)	—	10,986
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	17,377,099	—	17,377,099	—	(16,400,000)	977,099
Series X (StylePlus—Small Growth Series)	Swap equity contracts	2,133,893	—	2,133,893	—	(2,133,893)	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	4,776,102	—	4,776,102	—	(4,280,000)	496,102
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	180,228	—	180,228	(180,228)	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	$5,580	$—	$5,580	$(5,580)	$—	$—
	Swap credit contracts	7,820	—	7,820	(6,213)	—	1,607
Series F (Floating Rate Strategies Series)	Forward foreign currency exchange contracts	10,288	—	10,288	—	—	10,288
Series P (High Yield Series)	Forward foreign currency exchange contracts	11,148	—	11,148	—	—	11,148
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	256,267	—	256,267	(256,267)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Morgan Stanley Capital Services LLC	Futures contracts	$246,000	$—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	16,650,000
Series A (StylePlus—Large Core Series) Total			246,000	16,650,000
Series E (Total Return Bond Series)	BofA Securities, Inc.	Interest rate swap agreements	155,522	—
	BofA Securities, Inc.	Credit default swap agreements	8,794	—
	BofA Securities, Inc.	Futures contracts	57,000	—
Series E (Total Return Bond Series) Total			221,316	—
Series J (StylePlus—Mid Growth Series)	Morgan Stanley Capital Services LLC	Futures contacts	288,800	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	16,400,000
Series J (StylePlus—Mid Growth Series) Total			288,800	16,400,000
Series N (Managed Asset Allocation Series)	Goldman Sachs International	Futures contracts	10,880	—
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	60,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	2,270,000
Series X (StylePlus—Small Growth Series) Total			60,000	2,270,000
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	25,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	4,280,000
Series Y (StylePlus—Large Growth Series) Total			25,000	4,280,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pricing service providers are used to value a majority of the Funds’ investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series F management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a separate Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/25
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/25
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/25
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/25
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/25
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/25
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/25
Series P (High Yield Series)	1.07%	10/20/14	05/01/25
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/25
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/25
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/25
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/25
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/25

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2024	2025	2026	Total
Series A (StylePlus - Large Core Series)	$578,663	$468,020	$454,885	$1,501,568
Series B (Large Cap Value Series)	555,924	510,071	442,921	1,508,916
Series D (World Equity Income Series)	347,403	248,699	266,381	862,483
Series E (Total Return Bond Series)	72,779	23,524	21,638	117,941
Series F (Floating Rate Strategies Series)	76,984	45,284	36,293	158,561
Series J (StylePlus—Mid Growth Series)	434,128	323,149	320,330	1,077,607
Series O (All Cap Value Series)	268,200	231,664	231,701	731,565
Series P (High Yield Series)	90,246	69,351	72,179	231,776
Series Q (Small Cap Value Series)	58,292	49,991	52,236	160,519
Series V (SMid Cap Value Series)	452,499	380,378	377,732	1,210,609
Series X (StylePlus - Small Growth Series)	130,621	101,526	106,422	338,569
Series Y (StylePlus - Large Growth Series)	141,551	112,263	117,237	371,051
Series Z (Alpha Opportunity Series)	116,608	94,632	87,340	298,580

For the year ended December 31, 2023, no amounts were recouped by GI.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$66,991
Series E (Total Return Bond Series)	30,190
Series J (StylePlus—Mid Growth Series)	6,990
Series N (Managed Asset Allocation Series)	2,426
Series X (StylePlus—Small Growth Series)	745
Series Y (StylePlus—Large Growth Series)	9,671

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$3,382,567	$—	$3,382,567
Series B (Large Cap Value Series)	4,391,033	18,842,374	23,233,407
Series D (World Equity Income Series)	2,923,384	—	2,923,384
Series E (Total Return Bond Series)	5,275,065	—	5,275,065
Series F (Floating Rate Strategies Series)	1,925,766	—	1,925,766
Series J (StylePlus—Mid Growth Series)	2,254,596	—	2,254,596
Series N (Managed Asset Allocation Series)	454,353	278,651	733,004
Series O (All Cap Value Series)	1,921,683	7,227,915	9,149,598
Series P (High Yield Series)	1,782,949	—	1,782,949
Series Q (Small Cap Value Series)	983,221	3,714,694	4,697,915
Series V (SMid Cap Value Series)	2,722,940	10,931,977	13,654,917
Series X (StylePlus—Small Growth Series)	356,250	—	356,250
Series Y (StylePlus—Large Growth Series)	586,749	—	586,749
Series Z (Alpha Opportunity Series)	4,183	—	4,183

THE GUGGENHEIM FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$58,472,857	$255,841	$58,728,698
Series B (Large Cap Value Series)	4,798,469	18,054,554	22,853,023
Series D (World Equity Income Series)	20,247,249	6,913,025	27,160,274
Series E (Total Return Bond Series)	4,733,547	—	4,733,547
Series F (Floating Rate Strategies Series)	1,070,948	—	1,070,948
Series J (StylePlus—Mid Growth Series)	43,841,105	—	43,841,105
Series N (Managed Asset Allocation Series)	646,522	3,402,931	4,049,453
Series O (All Cap Value Series)	2,554,745	8,821,523	11,376,268
Series P (High Yield Series)	2,232,635	—	2,232,635
Series Q (Small Cap Value Series)	1,548,297	2,236,822	3,785,119
Series V (SMid Cap Value Series)	5,184,491	14,849,902	20,034,393
Series X (StylePlus—Small Growth Series)	8,871,970	80,941	8,952,911
Series Y (StylePlus—Large Growth Series)	10,472,266	—	10,472,266
Series Z (Alpha Opportunity Series)	15,376	—	15,376

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$7,520,216	$—	$22,710,893	$(10,102,748)	$20,128,361
Series B (Large Cap Value Series)	3,906,246	14,002,270	36,212,519	—	54,121,035
Series D (World Equity Income Series)	3,104,131	—	9,612,823	(718,474)	11,998,480
Series E (Total Return Bond Series)	6,087,264	—	(11,544,716)	(14,885,360)	(20,342,812)
Series F (Floating Rate Strategies Series)	4,453,819	—	(885,718)	(4,447,049)	(878,948)
Series J (StylePlus—Mid Growth Series)	5,213,345	—	20,156,220	(38,227,746)	(12,858,181)
Series N (Managed Asset Allocation Series)	812,120	1,494,532	6,875,220	—	9,181,872
Series O (All Cap Value Series)	1,507,486	4,782,062	17,076,351	—	23,365,899
Series P (High Yield Series)	1,935,296	—	(3,174,767)	(9,324,348)	(10,563,819)
Series Q (Small Cap Value Series)	1,047,818	2,226,654	7,545,238	—	10,819,710
Series V (SMid Cap Value Series)	2,053,514	4,187,924	26,359,167	—	32,600,605
Series X (StylePlus—Small Growth Series)	788,711	—	2,818,042	(7,994,427)	(4,387,674)
Series Y (StylePlus—Large Growth Series)	1,441,067	—	5,812,084	(3,580,386)	3,672,765
Series Z (Alpha Opportunity Series)	6,756	—	201,474	(1,291,403)	(1,083,173)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series A (StylePlus—Large Core Series)	$(10,102,748)	$—	$(10,102,748)
Series D (World Equity Income Series)	(718,474)	—	(718,474)
Series E (Total Return Bond Series)	(5,614,674)	(9,270,686)	(14,885,360)
Series F (Floating Rate Strategies Series)	(716,153)	(3,730,896)	(4,447,049)
Series J (StylePlus—Mid Growth Series)	(37,738,512)	(489,234)	(38,227,746)
Series P (High Yield Series)	(171,237)	(9,153,111)	(9,324,348)
Series X (StylePlus—Small Growth Series)	—	(7,994,427)	(7,994,427)
Series Y (StylePlus—Large Growth Series)	(3,580,386)	—	(3,580,386)
Series Z (Alpha Opportunity Series)	(1,284,487)	(6,916)	(1,291,403)

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Series A (StylePlus—Large Core Series)	$16,162,789
Series D (World Equity Income Series)	1,069,014
Series J (StylePlus—Mid Growth Series)	10,400,283
Series X (StylePlus—Small Growth Series)	872,521
Series Y (StylePlus—Large Growth Series)	6,070,772
Series Z (Alpha Opportunity Series)	213,682

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, partnerships, and swap agreements, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Series B (Large Cap Value Series)	$3,360,987	$(3,360,987)
Series N (Managed Asset Allocation Series)	188,564	(188,564)
Series O (All Cap Value Series)	1,016,008	(1,016,008)
Series Q (Small Cap Value Series)	864,032	(864,032)
Series V (SMid Cap Value Series)	1,299,092	(1,299,092)

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Series A (StylePlus—Large Core Series)	$223,975,304	$25,232,332	$(2,521,439)	$22,710,893
Series B (Large Cap Value Series)	163,379,972	42,800,093	(6,587,574)	36,212,519
Series D (World Equity Income Series)	103,058,997	11,358,690	(1,743,397)	9,615,293
Series E (Total Return Bond Series)	167,056,171	2,221,478	(13,765,852)	(11,544,374)
Series F (Floating Rate Strategies Series)	63,328,588	369,903	(1,256,086)	(886,183)
Series J (StylePlus—Mid Growth Series)	171,252,204	21,797,455	(1,641,235)	20,156,220
Series N (Managed Asset Allocation Series)	28,533,091	8,350,198	(1,474,964)	6,875,234
Series O (All Cap Value Series)	76,279,205	19,910,154	(2,833,803)	17,076,351
Series P (High Yield Series)	36,432,639	537,569	(3,712,433)	(3,174,864)
Series Q (Small Cap Value Series)	54,471,750	11,343,377	(3,798,139)	7,545,238
Series V (SMid Cap Value Series)	134,252,265	33,845,115	(7,485,948)	26,359,167
Series X (StylePlus—Small Growth Series)	26,317,008	3,161,662	(343,620)	2,818,042
Series Y (StylePlus—Large Growth Series)	47,750,437	6,276,930	(464,846)	5,812,084
Series Z (Alpha Opportunity Series)	3,381,129	505,873	(304,399)	201,474

THE GUGGENHEIM FUNDS ANNUAL REPORT | 193

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$116,165,145	$105,119,605
Series B (Large Cap Value Series)	43,735,806	65,697,155
Series D (World Equity Income Series)	194,312,988	204,840,729
Series E (Total Return Bond Series)	76,573,992	69,122,438
Series F (Floating Rate Strategies Series)	44,005,114	34,922,276
Series J (StylePlus—Mid Growth Series)	115,923,632	99,999,964
Series N (Managed Asset Allocation Series)	2,300,164	5,434,356
Series O (All Cap Value Series)	21,981,873	29,150,668
Series P (High Yield Series)	11,834,987	13,177,024
Series Q (Small Cap Value Series)	15,088,161	21,650,374
Series V (SMid Cap Value Series)	44,041,047	58,893,279
Series X (StylePlus—Small Growth Series)	19,830,494	19,464,332
Series Y (StylePlus—Large Growth Series)	30,356,097	23,487,659
Series Z (Alpha Opportunity Series)	10,834,271	11,197,865

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$76,307,350	$62,154,306

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2023, the Funds did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2023. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2023, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series E (Total Return Bond Series)
	Higginbotham Insurance Agency, Inc.	11/25/28	$42,828	$399
	Lightning A	03/01/37	179,007	—
	Thunderbird A	03/01/37	175,660	—
			$397,495	$399

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[1]	05/09/14	$—	$60
	LSTAR Securities Investment Ltd.
	2021-1 8.26% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[2]	02/04/21	214,942	210,743
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	499,999	493,750
			714,941	704,553
Series P (High Yield Series)
	Mirabela Nickel Ltd.
	due 06/24/19[3]	12/31/13	353,909	1,950

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statements of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2023.

Note 11 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2023, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2023	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	213	$4,549,375	$8,672,235	5.13%
Series P (High Yield Series)	365	238,161	262,643	3.20%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Funds’ Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse repurchase agreements	$4,549,375	$—	$4,549,375	$(4,549,375)	$—	$—
Series P (High Yield Series)	Reverse repurchase agreements	238,161	—	238,161	(238,161)	—	—

As of December 30, 2023, the Series E (Total Return Bond Series) Fund and Series P (High Yield Series) Fund had $4,549,375 and $238,161, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate	Maturity Date	Face Value
Series E (Total Return Bond Series)	J.P. Morgan Securities LLC	5.73%*	Open Maturity	$4,549,375
Series P (High Yield Series)	Goldman Sachs & Co. LLC	3.25%*	Open Maturity	238,161

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at December 31, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Up to 30 days	Overnight and continuous	Total
Series E (Total Return Bond Series)	Federal Agency Notes	$—	$4,549,375	$4,549,375
Gross amount of recognized liabilities for reverse repurchase agreements			$4,549,375	$4,549,375
Series P (High Yield Series)	Corporate Bonds	$—	$238,161	$238,161
Gross amount of recognized liabilities for reverse repurchase agreements		$—	$238,161	$238,161

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 197

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (Style Plus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (Style Plus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (Style Plus—Small Growth Series), Series Y (Style Plus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting Guggenheim Variable Funds Trust at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	17.90%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	62.35%
Series E (Total Return Bond Series)	2.83%
Series J (StylePlus—Mid Growth Series)	11.89%
Series N (Managed Asset Allocation Series)	41.70%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	1.57%
Series Q (Small Cap Value Series)	100.00%
Series V (SMid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	24.01%
Series Y (StylePlus—Large Growth Series)	13.14%
Series Z (Alpha Opportunity Series)	100.00%

With respect to the taxable year ended December 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series B (Large Cap Value Series)	$18,842,374	$3,360,987
Series N (Managed Asset Allocation Series)	278,651	188,564
Series O (All Cap Value Series)	7,227,915	1,006,293
Series Q (Small Cap Value Series)	3,714,694	838,594
Series V (SMid Cap Value Series)	10,931,977	1,247,216

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report. You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

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OTHER INFORMATION (Unaudited)(concluded)

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

200 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

204 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 209

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022 were $345,583 and $345,583, respectively.

(b)     Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(c)      Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2023 and December 31, 2022 were $91,005 and $95,548, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d)       All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.       the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.       the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.       such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g)      Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $91,005 and $95,548, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)      Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)       The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14.	Exhibits.

(a)(1)   The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)  Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 7, 2024

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 7, 2024

*	Print the name and title of each signing officer under his or her signature.